As filed with the Securities and Exchange Commission on April 28, 2009.

Registration Nos. 333-119611 and 811-6466

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
☐
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 7
☒
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
Amendment No. 50
☒

ML OF NEW YORK VARIABLE
ANNUITY SEPARATE ACCOUNT A
(Exact Name of Registrant)

ML LIFE INSURANCE COMPANY
OF NEW YORK
(Name of Depositor)

4 Manhattanville Road
Purchase, NY 10577
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:
(800) 333-6524

Name and Address of Agent for Service:	Copy to:
Darin D. Smith 4333 Edgewood Road, NE Cedar Rapids, IA 52499-0001	Mary E. Thornton, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2009 pursuant to paragraph (b) of Rule 485
(date)

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                 pursuant to paragraph (a)(1) of Rule 485
          (date)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:
Units of interest in a separate account under flexible premium individual deferred variable annuity contracts.

ML of New York Variable Annuity
Separate Account A (the “Separate Account”)
Flexible Premium Individual Deferred
Variable Annuity Contract (the “Contract”)
issued by
ML Life Insurance Company of New York
Home Office: 4 Manhattanville Road
                                       Purchase, New York 10577
Service Center: 4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001
Phone: (800) 333-6524
offered through
Transamerica Capital, Inc.
Prospectus
May 1, 2009
Merrill Lynch Investor
Choice Annuity®
(Investor Series)

This Prospectus describes a flexible premium individual deferred variable annuity contract issued by ML Life Insurance Company of New York (“we” or “us”). The Contract allows the owner (or “you”) to accumulate an account value, and later apply the annuity value to receive fixed annuity payments. This Prospectus provides basic information that you should know before investing. Please read it carefully and keep it for future reference.
The account value you accumulate under the Contract will fluctuate daily, based on the investment performance of the Separate Account’s subaccounts in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform. Investing in this Contract involves risks, including possible loss of some or all of your investment.
Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

When you purchase your Contract, you must select one of four Classes of the Contract, each of which has a different surrender charge and asset-based insurance charge. The four available Classes of the Contract are:

▶ B Class	▶ L Class
▶ C Class	▶ XC Class
If you select the XC Class, we will add a bonus amount to your account value each time you make a premium payment. In certain circumstances, we may take back all or a portion of the bonus amount. The overall expenses for the XC Class will be higher than the expenses for a similar Contract that does not pay a bonus amount. Selecting the XC Class may be beneficial to you only if you own the Contract for a sufficient length of time, and the investment performance of the Separate Account’s subaccounts in which you invest is sufficient to compensate for its higher expenses. Over time, the value of the bonus amount(s) could be more than offset by higher expenses.

We put your premium payments as you direct into one or more subaccounts of the Separate Account. In turn, we invest each subaccount’s assets in the following corresponding portfolios (“Funds”):
AIM Variable Insurance Funds
– Series I Shares
Managed by Invesco Aim Advisors, Inc.
AIM V.I. Basic Value Fund
AIM V.I. Mid Cap Core Equity Fund
AllianceBernstein Variable Products Series Fund, Inc. – Class A
Managed by AllianceBernstein L.P.
AllianceBernstein International Value Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio
American Funds Insurance Series
– Class 2 Shares
Managed by Capital Research and
Management Company
Asset Allocation Fund
Bond Fund
Growth Fund
Growth-Income Fund
International Fund
BlackRock Variable Series Funds, Inc.
– Class I Shares
Managed by BlackRock Advisors, LLC
BlackRock Basic Value V.I. Fund
BlackRock Total Return V.I. Fund
BlackRock Fundamental Growth V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Government Income V.I. Fund
BlackRock High Income V.I. Fund
BlackRock International Value V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Value Opportunities V.I. Fund
BlackRock Variable Series Fund, Inc.
– Class III Shares
Managed by BlackRock Advisors, LLC
BlackRock Global Growth V.I. Fund
Davis Variable Account Fund, Inc.
Managed by Davis Selected Advisers, LP
Davis Value Portfolio
Dreyfus Variable Investment Fund
– Service Class
Managed by The Dreyfus Corporation
Dreyfus VIF Appreciation Portfolio
Eaton Vance Variable Trust
Managed by Eaton Vance Management
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value Fund
Federated Insurance Series – Primary
Class Shares
Managed by Federated Equity Management
Company of Pennsylvania
Federated Capital Appreciation Fund II
Federated Kaufmann Fund II
Franklin Templeton Variable Insurance
Products Trust – Class 2 Shares
Managed by Templeton Investment
Counsel LLC
Templeton Foreign Securities Fund
Managed by Templeton Global
Advisors Limited
Templeton Growth Securities Fund
Janus Aspen Series – Service Shares
Managed by Janus Capital Management LLC
Janus Aspen Forty Portfolio
Janus Aspen – Enterprise Portfolio
MLIG Variable Insurance Trust
Managed by Roszel Advisors, LLC
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Allianz NFJ Small Cap Value Portfolio
Roszel/Delaware Trend Portfolio
Roszel/JPMorgan Small Cap Growth Portfolio
Roszel/Lord Abbett Affiliated Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Marsico Large Cap Growth Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Oppenheimer Variable Account Funds
– Service Class
Managed by OppenheimerFunds, Inc.
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street Fund®/VA
Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust
– Administrative Class Shares
Managed by Pacific Investment Management
Company LLC
CommodityRealReturn Strategy Portfolio
Low Duration Portfolio
Real Return Portfolio
Total Return Portfolio

Pioneer Variable Contracts Trust
– Class II Shares
Managed by Pioneer Investment
Management, Inc.
Pioneer Emerging Markets VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Premier VIT
Managed by Allianz Global Investors Fund
Management LLC
NFJ Dividend Value Portfolio
Transamerica Series Trust – Service Class
Managed by Transamerica Asset
Management, Inc.
Transamerica Convertible Securities VP
Transamerica Equity VP
Transamerica Growth Opportunities VP
Transamerica Small/Mid Cap Value VP
Van Kampen Life Investment Trust
– Class I Shares
Managed by Van Kampen Asset Management
Comstock Portfolio
Wanger Advisors Trust
Managed by Columbia Wanger Asset
Management, L.P.
Wanger International
Wanger USA

Purchases and Redemptions of Fund Shares; Reinvestment. The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

This Contract is not available to be purchased as a
qualified contract or through a tax-deferred plan.
Please read the current prospectus for each of the Funds available through this Contract carefully before investing and retain them for future reference.
To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2009 (known as the “SAI”). For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this Prospectus. (It is legally a part of this Prospectus.) The SAI’s table of contents appears at the end of this Prospectus.
The SEC maintains a web site that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these
Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Although this Prospectus is primarily designed for potential purchasers of the Contract, you may have previously purchased a Contract and are receiving this Prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features and charges of the Contract may vary over time and generally you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, and/or refer to your Contract.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

APPENDIX B Example of Maximum Anniversary Value GMDB	98
APPENDIX C Example of GMIB	99
APPENDIX D Example of GMWB	100
APPENDIX E GMIB and GMWB Investment Categories	101
APPENDIX F GMWB Tax Examples	102
EX-7(a)
EX-7(a)(1)
EX-7(b)
EX-7(b)(1)
EX-8(qqq)
EX-9
EX-10(a)
EX-10(b)
Exhibit 10(c)
EX-13

Definitions

•	account value: The sum of the values of your interests in the subaccounts of the Separate Account as of the end of a valuation period.

•	accumulation unit: A unit of measure used to determine the value of your interest in a subaccount during the accumulation period. There will be Class-distinct accumulation units for each subaccount.

•	accumulation unit value: The value of an accumulation unit during a valuation period. Class-distinct accumulation unit values are determined for each subaccount as of the close of trading (generally 4:00 p.m. (ET)) on each day the New York Stock Exchange is open.

•	annuitant: Any natural person(s) on whose life annuity payments are based. During the accumulation period, all references to the annuitant shall include any joint annuitants.

•	annuity date: The date on which you choose to begin receiving annuity payments. The annuity date must occur by the oldest annuitant’s 90th birthday.

•	annuity value: The amount which will be applied to an annuity option on the annuity date. It is the account value on the annuity date reduced by any charges for premium taxes and any other charges deducted on the annuity date.

•	beneficiary(ies): The person(s) or entity(ies) designated by you to receive payment of the death benefit provided under the Contract.

•	contract anniversary: An anniversary of the contract date.

•	contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

•	contract value: The total value of your interest in the Contract as of the end of the valuation period. It equals the account value less any bonus amounts subject to recapture (for XC Class Contracts), less uncollected charges.

•	contract year: A one year period starting on the contract date and on each contract anniversary thereafter.

•	Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 or 408A of the Internal Revenue Code (“IRC”).
•	maturity date: The latest possible annuity date.

•	monthaversary: The contract date and the same calendar day of each successive month during the accumulation period. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the monthaversary will be the last day of that month.

•	net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next valuation period. There will be a Class-distinct net investment factor for each subaccount.

•	nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified contract or arrangement described in the IRC.

•	qualified contract: A Contract issued in connection with a retirement arrangement described under Section 401(a), 403(b), 408, or 408A of the IRC.

•	quarterversary: The same calendar day of each successive three month period during the accumulation period, beginning with the contract date. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent third month, the quarterversary will be the last day of that third month.

•	surrender value: The amount available upon surrender of the Contract. It is equal to the contract value reduced by any charges which apply upon surrender, including the surrender charge, and any bonus amounts which are recaptured upon surrender, and increased by any credits, which are added upon surrender.

•	tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

•	valuation period: The interval from one determination of the accumulation unit value for a subaccount to the next such determination.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer account value between the subaccounts. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Load Imposed on Premiums	None
State Premium Taxes[1]	0% - 3.5%
Surrender Charge

Complete Years Elapsed Since	As a% of premium withdrawn
Payment of Each Premium
	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%
			Maximum	Current
Transfer Fee[2]			$30	$25

[1]	New York does not currently impose a premium tax on annuity contracts.

[2]	There is no charge for the first 12 transfers in a contract year.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you will pay if you add optional riders to your Contract.
Periodic Charges Other Than Fund Expenses

Separate Account Annual Expenses (as a
percentage of average daily net assets in the subaccounts)	B Class	L Class	C Class	XC Class
Maximum Asset-Based Insurance Charge	2.00%	2.00%	2.00%	2.00%
Current Asset-Based Insurance Charge for all subaccounts other than those noted below	1.25%	1.45%	1.60%	1.65%
Current Asset-Based Insurance Charge for the Pioneer High Yield VCT Subaccount	1.20%	1.40%	1.55%	1.60%
Current Asset-Based Insurance Charge for the Dreyfus VIF Appreciation, Eaton Vance VT Floating-Rate Income, Eaton Vance VT Large Cap Value, Janus Aspen Forty, Janus Aspen - Enterprise, Templeton Foreign Securities, Templeton Growth Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Main Street Small Cap, Pioneer Fund VCT, and Pioneer Emerging Markets VCT Subaccounts	1.15%	1.35%	1.50%	1.55%
Current Asset-Based Insurance Charge for the American Funds Asset Allocation, Bond, Growth, Growth-Income, and International Subaccounts	1.40%	1.60%	1.75%	1.80%

	Maximum	Current
Other Charges
Annual Contract Fee[3]	$75	$50
Annual Charge for Optional Riders[4]
Return of Premium GMDB[5]	0.40%	0.15%
Maximum Anniversary Value GMDB[5]	0.65%	0.25%
GMIB[6]	0.90%	0.50%
GMWB[7]	1.50%	0.75%

[3]	The contract fee will be assessed annually on each contract anniversary and upon surrender or annuitization only if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

[4]	Each of these charges will be calculated on each monthaversary by multiplying the respective base by the respective current charge percentage and dividing the resulting amount by 12. The sum of the charges calculated on each of the three previous monthaversaries is collected on each quarterversary. If you terminate these riders at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We won’t deduct these charges after the annuity date.

[5]	The GMDB Base is generally the minimum value that would be paid under the applicable Guaranteed Minimum Death Benefit (“GMDB”). For more information, see “Death Benefit.”

[6]	The GMIB Base is the amount used to calculate the monthly income payable under the Guaranteed Minimum Income Benefit (“GMIB”). For more information, see “Guaranteed Minimum Income Benefit.”

[7]	The GMWB Base is the amount used to calculate the Guaranteed Lifetime Amount under the Guaranteed Minimum Withdrawal Benefit (“GMWB”). The Guaranteed Lifetime Amount is equal to the GMWB Base multiplied by the Lifetime Income Percentage. For more information, see “Guaranteed Minimum Withdrawal Benefit.”
The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2008 before and after any contractual waivers and expense reimbursements. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[8]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, shareholder service fees, and other expenses)	0.43%	14.46%

[8]	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Separate Account Annual Expenses (including the current asset-based insurance charge for the most expensive subaccount), the current Annual Contract Fee, the current Maximum Anniversary Value Charge, the current GMWB Charge, and Annual Fund Operating Expenses. These costs reflect the most expensive combination of Contract charges. If you elected fewer or a different combination of Contract features, your costs would be lower than those shown.

Example 1. This Example assumes that you invest $10,000 in a B Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$2238	$4766	$6735	$10,091
(b)	$940	$1393	$1863	$3362

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1608	$4316	$6465	$10,091
(b)	$295	$911	$1563	$3362

Example 2. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$2165	$4714	$6509	$10,119
(b)	$867	$1354	$1662	$3558

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1625	$4354	$6509	$10,119
(b)	$315	$971	$1662	$3558

Example 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1818	$4382	$6542	$10,140
(b)	$514	$1016	$1737	$3702

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1638	$4382	$6542	$10,140
(b)	$330	$1016	$1737	$3702

Example 4. This Example assumes that you invest $10,000 in an XC Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$2363	$5021	$7092	$10,146
(b)	$1069	$1696	$2351	$3749

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1643	$4391	$6552	$10,146
(b)	$335	$1031	$1761	$3749

Example 4, above, takes into account any bonus amounts that are subject to recapture. The circumstances under which bonus credits are recaptured are discussed later in this Prospectus.
The Examples reflect the $50 contract fee as 0.05%, based on our current estimates of anticipated Contract size. Contractual waivers and reimbursements are reflected in the first year of the Example, but not in subsequent years. See the “Charges, Deductions, and Credits” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The Examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.
Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

Capsule Summary of the Contract

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this Prospectus and in the Statement of Additional Information (“SAI”). Please read this Prospectus carefully.
Your Contract in General
•	Tax-Deferred Accumulation. This annuity is a contract between you (the contract owner) and us in which you agree to make one or more payments to us and, in return, we agree to make a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your account value that are generally tax-deferred until:
➢	you take money out of the Contract by surrender or partial withdrawal or take withdrawals under the Guaranteed Minimum Withdrawal Benefit (“GMWB”),

➢	we make annuity payments to you,

➢	or we pay the death benefit.
Your account value will increase or decrease depending on the investment performance of the subaccounts to which you allocate premiums and transfer account value, the premiums you pay, the fees and charges we deduct, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your account value.
•	Accumulation and Annuity Periods. Like all deferred annuities, the Contract has two phases: the “pay-in” or accumulation period and the “payout” or annuity period. During the accumulation period, you can allocate premiums and transfer account value among any combination of subaccounts offered under the Contract. The annuity period begins once you start receiving regular annuity payments from the Contract. You may receive fixed annuity payments under one of the available annuity payment options. The annuity value you accumulate during the accumulation period will determine the dollar amount of any annuity payments you receive.
•	Death Benefit. The Contract also provides a death benefit payable if the owner (or the first owner to die, if the Contract has co-owner, or the annuitant if the owner is a non-natural person) dies before the annuity date.
•	Retirement Savings Vehicle. The Contract is designed to be a long-term investment in order to provide annuity benefits for you. If you withdraw money from the Contract prematurely, you may incur substantial charges. In addition, any money you take out of the Contract to the extent of gain is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

•	The Separate Account. You may allocate premium(s) into up to 20 of the available subaccounts. Each subaccount invests exclusively in one of the Funds listed in the beginning of this Prospectus. We reserve the right to offer other subaccounts in the future or close subaccounts to new premiums and incoming transfers of account value. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of those subaccounts and will be reduced by Contract fees and charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

•	Tax-Deferred Plans. The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.
•	Controlling Documents. This Prospectus provides a general description of the Contracts. Your actual Contract and any riders or endorsements are the controlling documents. If you would like to review a copy of the Contract or any riders or endorsements, contact our Service Center.

•	Other Contracts We Issue. We offer other variable annuity contracts that are available in different markets and have different fund selections. To obtain more information about these contracts, contact our Service Center or your Financial Advisor.
For information concerning compensation paid for the sale of Contracts, see “Other Information – Selling the Contract.”
The Classes
•	The Contract allows you to select one of four different charge structures based on your specific situation. Each different charge structure is referred to as a “Class.” Each Class imposes a different level of surrender charge and asset-based insurance charge. Your Financial Advisor can assist you in selecting the Class that is right for you, based on your needs and preferences. Prior to issuance, you must select one of the four available Classes of the Contract:
➢	B Class — imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.15% to 1.40% of subaccount assets (guaranteed not to exceed 2.00%).

➢	L Class — imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.35% to 1.60% of subaccount assets (guaranteed not to exceed 2.00%).

➢	C Class — imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.50% to 1.75% of subaccount assets (guaranteed not to exceed 2.00%).

➢	XC Class — imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing annually over 9 years following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.55% to 1.80% of subaccount assets (guaranteed not to exceed 2.00%). If you select this Class, we will add a bonus amount to your account value each time you make a premium payment. Under certain circumstances, we may recapture all or a portion of the bonus amount.
Premiums
•	Premium Flexibility. Generally, before the annuity date you can pay premiums as often as you like. The initial premium payment must be $10,000 or more. Subsequent premiums must be $50 or more. The minimum premiums do not vary by Class.

•	Third Party Checks. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to ML Life Insurance Company of New York, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

•	Maximum Premium. We may refuse to issue a Contract or accept additional premiums if the total premiums paid under all variable annuity contracts issued by us or our affiliate, Merrill Lynch Life Insurance Company, or any other life insurance company affiliate, and owned by you (or any co-owner or the annuitant, if the contract owner is a non-natural person) exceed $1,000,000.
•	Right to Refuse Premiums. We reserve the right to refuse to accept any premium payments. No additional premiums may be paid on or after the owner’s (or older co-owner’s or annuitant’s, if the owner is a non-natural person) 81st birthday for XC Class Contracts, 83rd birthday for B Class Contracts and 85th birthday for L and C Class Contracts.

•	Automatic Investment Feature. Under the automatic investment feature, you can make subsequent premium payments systematically from your Merrill Lynch, Pierce, Fenner & Smith, Inc. (“MLPF&S”) brokerage account. For more information, see “Automatic Investment Feature.”
•	Premium Allocation. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value.
•	Maximum Number of Subaccounts. Currently, you may allocate premiums or account value among up to 20 of the available subaccounts. Generally, within certain limits you may transfer account value periodically among subaccounts.
•	Funds Available for Investment. The Funds available for investment are listed at the beginning of this Prospectus. Each subaccount invests in a corresponding Fund. If you want detailed information about the investment objectives of the Funds, see “Investments of the Separate Account” and the prospectuses for the Funds.
Transfers Among Subaccounts
•	Limitation on Transfers. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You may make more than twelve transfers among available subaccounts during a contract year, but we will charge $25 per extra transfer (guaranteed not to exceed $30). See “Transfers Among Subaccounts.” We may impose additional restrictions on transfers that violate our Disruptive Trading Procedures. See “Transfers Among Subaccounts – Disruptive Trading.”
•	Minimum Amounts. Your transfer from a subaccount must be for a minimum of $100 or the total value in a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total subaccount value.
•	Transfer Programs. Several specialized transfer programs are available at no additional cost under the Contract. You cannot use more than one such program at a time.
➢	First, we offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly or quarterly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in accumulation unit values over time. There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss. (See “Dollar Cost Averaging Program.”)

➢	Second, through participation in the Asset Allocation Program, you may select one of six asset allocation models. Unless you instruct us otherwise, your account value is automatically rebalanced at the end of each calendar quarter based on the asset allocation model selected. (See “Asset Allocation Program.”)

➢	Third, you may choose to participate in the Rebalancing Program where we automatically reallocate your account value quarterly, semi-annually, or annually in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program.”)
Partial Withdrawals, Guaranteed Lifetime Amount, and Surrender
•	Partial Withdrawals. At any time prior to the annuity date, if you submit a written request or obtain proper telephone authorization, you may withdraw part of your surrender value, subject to the following rules.
➢	You must request at least $100.

➢	Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured.

➢	We will not process a withdrawal which would reduce the surrender value below $5,000. (Please note that other rules apply if you elected the optional GMWB or Guaranteed Minimum Income Benefit (“GMIB”) rider.)

•	Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals made monthly, quarterly, semi-annually, or annually. For more information, see the “Systematic Withdrawal Program” section, later in this Prospectus.
•	Guaranteed Lifetime Amount. If the owner (and any co-owner, if applicable) are at least 60 years old and not more than age 80, the GMWB rider may be elected for an additional charge. The GMWB permits you to take minimum annual withdrawals called the Guaranteed Lifetime Amount (regardless of your account value) during your lifetime. See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus.
•	Surrender. At any time prior to annuitization, you may submit a written request to surrender your Contract and receive its surrender value.
•	Surrender Charge. Surrenders and partial withdrawals may be subject to a surrender charge with the amount of the charge and the period that the charge applies depending on the Class (see “Surrender Charge”). However, we won’t impose a surrender charge to the extent that withdrawals from the Contract in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) the sum of: 10% of each premium subject to a surrender charge (not to exceed the amount of each premium that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year; and (b) the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge. The gain in the Contract equals the excess, if any, of the contract value just prior to the withdrawal over total premiums paid into the Contract less prior withdrawals of these premiums. The surrender charge applies to each subsequent premium payment, as well as the initial premium payment.
•	Tax Consequences. A partial withdrawal or surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2.
Death Benefits
•	Standard Death Benefit. The Contract provides a death benefit if you die before the annuity date. Unless you select an optional guaranteed minimum death benefit (“GMDB”) below, the standard death benefit equals the account value, less uncollected charges and any bonus amounts subject to recapture on death. If any owner (annuitant, if the owner is a non-natural person) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.
•	GMDB Options. For an additional charge, you may elect one of the following GMDB options:
➢	Return of Premium

➢	Maximum Anniversary Value
If you elect a GMDB option, the death benefit will not be less than the applicable GMDB Base.
You can find more detailed information about the standard death benefit, the GMDB options, and how they are calculated, including age limitations that apply, under “Death Benefit.”
The payment of a death benefit may have tax consequences (see “Federal Tax Matters”).
Also, any death benefit applicable under a GMDB option during the accumulation period will terminate upon the annuity date.

Annuity Payments
•	Annuity payments begin on the annuity date and are made under the annuity option you select.

•	You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. Details about the annuity options available under the Contract can be found under “Annuity Options.”

•	Annuity payments may have tax consequences (see “Federal Tax Matters”).

•	If the annuitant and any joint annuitant are not over the age of 75 on the contract date, you may elect the GMIB for an additional charge. The GMIB is an optional rider that provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider.

•	All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.
Fees and Charges
•	Asset-Based Insurance Charge. We currently impose an asset-based insurance charge to cover expenses and certain risks. The amount of the charge varies by Class and subaccount. We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. We don’t deduct this charge after the annuity date.
•	Surrender Charge. We may impose a surrender charge only if you surrender or take a withdrawal from your Contract. The amount and period of the surrender charge varies by Class and applies to the initial premium and all subsequent premiums.
•	Contract Fee. If the greater of account value (less uncollected charges), or premiums (less withdrawals), is less than $50,000, we currently impose a $50 contract fee on each contract anniversary and upon surrender or annuitization to reimburse us for expenses related to maintenance of these Contracts. This contract fee will not exceed $75. We don’t deduct this fee upon payment of a death benefit or after the annuity date.
•	Transfer Fee You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge.
•	Rider Charges. If you elect the GMDB, GMIB, or GMWB, we deduct a charge that compensates us for the costs and risks we assume in providing the benefit. We won’t deduct this charge after the annuity date. The charges vary according to which riders you choose. If a rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. For more information on each rider charge, see “Charges, Deductions, and Credits” later in this Prospectus.
•	Premium Taxes. Under certain circumstances, we deduct a charge for any premium taxes imposed. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%. New York does not currently impose a premium tax on annuity contracts.
•	Redemption Fee. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.
•	Fund Expenses. You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

•	Current/Maximum Fees and Charges. We may change the current charges for the asset-based insurance charge, the Contract fee, the transfer fee, the GMDB charge, the GMIB charge, and the GMWB charge, but the charges will never exceed the maximum charges listed in the Fee Table.
You can find detailed information about all fees and charges imposed on the Contract under “Charges, Deductions, and Credits.”
Ten Day Right to Review (“Free Look”)
•	When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

•	To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will refund your account value less bonus amounts as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums.
Replacement of Contracts
•	It is advisable to always carefully consider the purchase of a Contract as a replacement for an existing annuity contract or life insurance policy. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the new Contract may impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract will be advantageous, given the Contract’s features, benefits, and charges compared to your existing contract.

•	You should talk to your tax advisor to make sure that a replacement purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.
ML Life Insurance Company of New York and the Separate Account

ML Life Insurance Company of New York
We are a stock life insurance company organized under the laws of the State of New York on November 28, 1973 and engaged in the sale of life insurance and annuity products. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange. Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.
The Separate Account
The ML of New York Variable Annuity Separate Account A (the “Separate Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective.
We established the Separate Account on August 14, 1991. It is governed by New York law, our state of domicile. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account meets the definition of a separate account under the federal securities laws. The Separate Account’s assets are segregated from all of our other assets.

Segregation of Separate Account Assets

Effect of Segregation	•	Obligations to contract owners and beneficiaries that arise under the Contract are our obligations.
	•	We own all of the assets in the Separate Account.
	•	The Separate Account’s income, gains, and losses, whether or not realized, derived from Separate Account assets are credited to or charged against the Separate Account without regard to our other income, gains, or losses.
	•	The assets in each Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account.
	•	If the Separate Account’s assets exceed the required reserves and other Contract liabilities, we may from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will ensure that the Separate Account’s assets are sufficient to meet our obligations under the federal securities laws.
	•	The assets in the Separate Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Separate Account be charged with any liabilities of other separate accounts.
Subaccount Investments

Subaccounts	•	Subaccounts may be added or closed in the future.

Performance of Similar Funds	•	Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same.
	•	Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.
Investments of the Separate Account

General Information and Investment Risks
Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts, as well as separate accounts of Merrill Lynch Life Insurance Company (an indirect wholly owned subsidiary of AEGON USA), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these Funds may be offered to certain pension or retirement plans.
Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

The Funds
The following Funds are available under the Contract.

AIM Variable Insurance Funds
– Series I Shares
Managed by Invesco Aim Advisors, Inc.
AIM V.I. Basic Value Fund
AIM V.I. Mid Cap Core Equity Fund
AllianceBernstein Variable Products Series
Fund, Inc. – Class A
Managed by AllianceBernstein L.P.
AllianceBernstein International Value Portfolio
AllianceBernstein Small/Mid Cap Value
Portfolio
AllianceBernstein Value Portfolio
American Funds Insurance Series
– Class 2 Shares
Managed by Capital Research and
Management Company
Asset Allocation Fund
Bond Fund
Growth Fund
Growth-Income Fund
International Fund
BlackRock Variable Series Funds, Inc.
– Class I Shares
Managed by BlackRock Advisors, LLC
BlackRock Basic Value V.I. Fund
BlackRock Total Return V.I. Fund
BlackRock Fundamental Growth V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Government Income V.I. Fund
BlackRock High Income V.I. Fund
BlackRock International Value V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I. Fund*
BlackRock S&P 500 Index V.I. Fund
BlackRock Value Opportunities V.I. Fund
BlackRock Variable Series Fund, Inc.
– Class III Shares
Managed by BlackRock Advisors, LLC
BlackRock Global Growth V.I. Fund
Davis Variable Account Fund, Inc.
Managed by Davis Selected Advisers, LP
Davis Value Portfolio
Dreyfus Variable Investment Fund
– Service Class
Managed by The Dreyfus Corporation
Dreyfus VIF Appreciation Portfolio
Eaton Vance Variable Trust
Managed by Eaton Vance Management
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value Fund
Federated Insurance Series – Primary
Class Shares
Managed by Federated Equity Management
Company of Pennsylvania
Federated Capital Appreciation Fund II
Federated Kaufmann Fund II
Franklin Templeton Variable Insurance
Products Trust – Class 2 Shares
Managed by Templeton Investment
Counsel LLC
Templeton Foreign Securities Fund
Managed by Templeton Global
Advisors Limited
Templeton Growth Securities Fund
Janus Aspen Series – Service Shares
Managed by Janus Capital Management LLC
Janus Aspen Forty Portfolio
Janus Aspen – Enterprise Portfolio(1)
MLIG Variable Insurance Trust
Managed by Roszel Advisors, LLC
Roszel/Allianz CCM Capital Appreciation
Portfolio
Roszel/Allianz NFJ Small Cap Value Portfolio
Roszel/Delaware Trend Portfolio
Roszel/JPMorgan Small Cap Growth Portfolio
Roszel/Lord Abbett Affiliated Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Marsico Large Cap Growth Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Oppenheimer Variable Account Funds
– Service Class
Managed by OppenheimerFunds, Inc.
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small Cap
Fund®/VA
PIMCO Variable Insurance Trust
– Administrative Class Shares
Managed by Pacific Investment Management
Company LLC
CommodityRealReturn Strategy Portfolio
Low Duration Portfolio
Real Return Portfolio
Total Return Portfolio
Pioneer Variable Contracts Trust
– Class II Shares
Managed by Pioneer Investment
Management, Inc.
Pioneer Emerging Markets VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Premier VIT
Managed by Allianz Global Investors
Fund Management LLC(2)
NFJ Dividend Value Portfolio
Transamerica Series Trust – Service Class
Managed by Transamerica Asset
Management, Inc.
Transamerica Convertible Securities VP
Transamerica Equity VP
Transamerica Growth Opportunities VP
Transamerica Small/Mid Cap Value VP
Van Kampen Life Investment Trust
– Class I Shares
Managed by Van Kampen Asset Management
Comstock Portfolio
Wanger Advisors Trust
Managed by Columbia Wanger Asset
Management, L.P.
Wanger International
Wanger USA

*	There can be no assurance that the BlackRock Money Market V.I. Fund portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of contract charges, the yield on the BlackRock Money Market V.I. Fund subaccount may become extremely low and possibly negative.

(1)	Formerly known as Janus Aspen – Mid Cap Growth Portfolio.

(2)	Formerly known as OpCap Advisors LLC.

As of May 1, 2007, this fund is closed to allocations of new premiums and incoming transfers of contract value.
American Century Variable Portfolios, Inc. – Class I
Managed by American Century Investment Management, Inc.
VP Ultra® Fund
In order to obtain copies of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.
Certain Payments We Receive With Regard to the Funds
We (and our affiliates) receive the following payments, which may be significant, from the Funds, their advisers, distributors, or affiliates thereof.
•	Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue.

•	Payments from the Fund Investment Advisers. We receive payments from the investment adviser (or affiliates thereof) of the Funds. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets.

Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.
The combined percentages we receive with regard to each Fund currently range from 0.25% to 0.55% annually. Furthermore, our parent, AEGON USA, receives indirect compensation on assets invested in AEGON USA’s proprietary Funds (the Transamerica Series Trust) because its affiliates receive compensation from the Funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, AEGON USA may receive more revenue with respect to proprietary Funds than nonproprietary Funds.
In addition, consistent with applicable laws, management and employees of BlackRock, Inc. (“BlackRock”) and Roszel Advisors are provided a broad level of access and exposure to MLPF&S, its Financial Advisors and other personnel, marketing events and materials, and client-related and other information because of their affiliation. Such broad access and exposure is not available to other asset managers and may enhance BlackRock’s and Roszel Advisors’ ability to sell their Funds.
We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of account value allocated to the American Funds Asset Allocation, Bond, Growth, Growth-Income, and International Funds for the services it provides in marketing the Funds’ shares in connection with the Contracts.
Selection of Underlying Funds
We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or incoming transfers of account value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.
You are responsible for choosing the subaccounts or an asset allocation model (See “Asset Allocation Program”), and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts or a model for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.
The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund or model. You bear the risk of any decline in the account value of your Contract resulting from the performance of the Funds you have chosen.
Other Share Classes and Portfolios
The Funds offer various classes of shares, each of which has a different level of expenses. Each Fund may also be a single series or portfolio of an open-end investment company that offers other series or portfolios. Accordingly, prospectuses for the Funds may provide information for share classes and series or portfolios that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares and particular series or portfolio that is available through the Contract.

Purchases and Redemptions of Fund Shares; Reinvestment
The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.
Substitution of Investments
We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing account value or future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of account value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the SEC and applicable state insurance departments. We will notify you of any substitutions.
Features and Benefits of the Contract

As we describe the Contract, we will often use the word “you.” In this context “you” means “contract owner.”
Ownership of the Contract
The contract owner (and any co-owner) is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you irrevocably name a beneficiary, you can later change the beneficiary only with the irrevocable beneficiary’s written consent. If an owner dies before the annuity date, the beneficiary will receive a death benefit. If an eligible spouse is named as the sole primary beneficiary, that spouse may continue the Contract as the new owner under the Spousal Beneficiary Continuation Option. You may also designate an annuitant. See “Spousal Beneficiary Continuation Option.”

Changing the Annuitant	•	At any time prior to the annuity date, except when an owner is a non-natural person, you may change the annuitant subject to certain requirements and limitations.
	•	If you change the annuitant, the new annuitant must not have been older than 80 years old on the contract date (age 75 if you elected the GMIB).
	•	A change of annuitant cannot cause the maturity date to be later than the maturity date established on the contract date.
	•	If you don’t select an annuitant, you are the annuitant.
	•	If you elected the GMIB, a change in annuitant may cause the GMIB rider to terminate or limit the GMIB, or reduce the period for exercising the GMIB.
	•	If you elected the GMWB, you (and your spouse, if the Contract is co-owned) must be the annuitant (or joint annuitants, as applicable).
	•	If you elected the GMWB or GMIB there are certain restrictions on changing the annuitant. See “Guaranteed Minimum Withdrawal Benefit” or “Guaranteed Minimum Income Benefit.”

Changing the	•	Upon written request, you may designate a new owner subject to certain requirements and limitations.
Owner	•	If you change the owner, the new owner must not have been older than 80 years old on the contract date.

	•	A change in owner terminates all prior beneficiary designations, subject to the consent of any irrevocable beneficiary.
	•	If a beneficiary is not named, then the estate becomes the beneficiary.
	•	We are not responsible for the tax consequences of any change in ownership.
	•	If you elected the GMDB, GMIB, or GMWB riders, a change in owner may cause the GMDB, GMIB, or GMWB riders to be limited or terminate.

Co-owners of the	•	The Contract may be owned by co-owners, limited to two natural persons.
Contract	•	Co-owners must exercise all rights under the Contract jointly unless we allow them to elect otherwise.
	•	Upon the death of either co-owner, the surviving co-owner will be deemed to be the primary beneficiary unless you specify another person as the primary beneficiary.
	•	Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable.
	•	Co-owner spouses must each be designated as beneficiary for the other.
	•	If you elected the GMWB, owners also must be annuitants.
	•	If you elected the GMWB, co-owners must also be spouses. Each spouse must name the other as sole primary beneficiary to continue the rider upon the death of the first spouse to die.

Continuing the Contract	•	If an eligible spouse is named as the sole primary beneficiary, that spouse may continue the Contract at the death of the owner as the new owner under the spousal beneficiary continuation option.

Assigning the Contract and	•	Assignments will be subject to any payments made and any actions we take before a signed copy of the assignment is received at our Service Center.
Payments Under the Contract	•	We are not responsible for determining whether an assignment is valid or for the tax consequences of any assignment.
	•	No payment and no amount under this Contract can be taken or assigned in advance of its payment date unless we receive the owner’s written consent.
Issuing the Contract
Issue Age. You can buy a Contract if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are not older than 80 years old. Annuitants also must not be older than 80 years old on the contract date. If you elect the GMIB, no annuitant can be more than 75 years old when we issue the Contract. If you elect the GMWB, no annuitant can be more than 80 years old when we issue the Contract.
Information We Need To Issue The Contract. Before we issue the Contract, we need certain information from you. We may require you to complete and return a written application in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the application, or the information provided, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days (or longer if you consent), we will return the premium and no Contract will be issued.
Ten Day Right to Review (“Free Look”)
When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will then refund your account value (less any bonus amounts) as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums.
Classes
The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and asset-based insurance charges. In addition, the asset-based insurance charges vary by subaccount and may be higher for some subaccounts and lower for others. Depending on your needs and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following four available Classes of the Contract:

B Class	The B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.15% to 1.40% of subaccount assets (guaranteed not to exceed 2.00%)

L Class	The L Class reduces the period of time that a surrender charge applies on withdrawals, but imposes a higher asset-based insurance charge than the B Class. The L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.35% to 1.60% of subaccount assets (guaranteed not to exceed 2.00%)

C Class	The C Class imposes a surrender charge on withdrawals for only one year after each premium payment, but imposes a higher asset-based insurance charge than the B Class and L Class. The C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following the payment of each premium and an asset-based insurance charge that varies by subaccount and currently ranges from 1.50% to 1.75% of subaccount assets (guaranteed not to exceed 2.00%)

XC Class	The XC Class adds a bonus amount to account value each time a premium payment is made, but imposes a longer surrender charge period and a higher asset-based insurance charge than any other Class. The XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.55% to 1.80% of subaccount assets (guaranteed not to exceed 2.00%)
Bonus Payment and Recapture (For XC Class)
With regard to your initial premium payment, we will add the applicable bonus amount to your account value on the contract date. With regard to each additional premium payment, we will add the applicable bonus amount to your account value at the end of the valuation period during which that premium payment is received and accepted at our Service Center. The bonus amount is allocated among the subaccounts in the same manner as the corresponding premium payment.
Each premium payment is allocated to the bonus tiers shown below based on the amount of cumulative premium payments. Each bonus tier amount is the amount of the premium payment allocated to that tier multiplied by the current bonus percentage associated with that tier. The bonus amount attributable to the premium payment is the sum of the bonus tier amounts. Because of the way the tiers work it may not be advantageous to purchase multiple XC Class Contracts.

We may change the current bonus percentages, but they will never be less than the minimum bonus percentages listed in the table. Any changes may apply to newly issued Contracts and to subsequent premium payments for existing Contracts.

		Then Maximum	Then Current	Then Minimum
		Bonus	Bonus	Bonus
Tier	If Cumulative Premium Payments Are:	Percentage Is:	Percentage Is:	Percentage Is:
1	Less than or equal to $25,000	5.0%	4.5%	3.0%
2	Greater than $25,000 but less than or equal to $125,000	5.5%	4.5%	3.0%
3	Greater than $125,000 but less than or equal to $500,000	5.5%	4.5%	3.5%
4	Greater than $500,000 but less than or equal to $1,000,000	6.0%	5.5%	4.0%
5	Greater than $1,000,000	7.0%	5.5%	4.5%

We may apply different bonus percentages to each premium payment by breaking out the payment according to the ranges in the above table and multiplying the portion of the payment allocated to each tier by that tier’s current bonus percentage. However, a premium payment will only be allocated to the first tier if cumulative premium payments are less than or equal to $25,000. If the initial premium payment exceeds $25,000, the first tier will not apply and the second tier will apply to all cumulative premiums less than or equal to $125,000.
For example, an initial premium payment of $20,000 would receive a maximum bonus amount of $1,000 ($20,000 × 0.05 (tier 1)). If the initial premium payment is $100,000, the maximum bonus amount would be $5,500 ($100,000 × 0.055 (tier 2)). However, an initial premium payment of $700,000 would receive a maximum bonus amount of $39,500 ($125,000 × 0.055 (tier 2) + $375,000 × 0.055 (tier 3) + $200,000 × 0.06 (tier 4)). When calculating each bonus amount, “cumulative premium payments” do not include bonus amounts we have previously added to your account value.
From time to time, we may offer a promotional program with promotional rates for XC Class Contracts issued within specified periods of time (each a “Promotional Period”). Such promotional programs may apply to initial and/or subsequent premium payments received during the Promotional Period. Initial and/or subsequent premium payments received after the Promotional Period will receive the current bonus percentage in effect at that time. No bonus amount (or subsequent recapture thereof, as discussed below) applied pursuant to a promotional program will be based on a percentage that exceeds the maximum bonus percentages shown in the above table. We may terminate any promotional program, or offer another promotional program, at any time in our sole discretion.
If you return the Contract during the “free look” period (see “Ten Day Right to Review (“Free Look”)”), we will take back all of the bonus amount(s) we added to your Contract (i.e., recapture it). In addition, we may recapture the bonus in other circumstances. If you surrender the Contract within the three year period following our receipt of a premium payment, we will recapture all or a portion of the bonus amount, if you make a partial withdrawal within the three year period following our receipt of a premium payment, we may recapture all or a portion of the bonus amount. The bonus recapture percentages are presented in the following schedule:

Bonus Recapture Percentage for
Completed Years Since Receipt	Surrenders and Partial Withdrawals
0	100%
1	65%
2	30%
3+	0%

If you die (or upon the death of the first owner to die, if the Contract has co-owners, or the first annuitant, if any contract owner is not a natural person), we will only recapture the bonus amounts credited within the six months prior to the date of death and any bonus amount credited after the date of death.

The amount recaptured will be based on the schedule shown above. If you die and your spouse continues the Contract, any remaining bonus amounts will no longer be subject to recapture. We do not recapture any bonus amounts on annuitization.
We will recapture bonus amounts from your account value at the end of the valuation period during which your transaction request or for payment of a death benefit and due proof of death documentation is received and accepted at our Service Center.
For each premium payment, the bonus amount subject to recapture is equal to the applicable bonus recapture percentage multiplied by [(a) minus (b)] where:
(a)	is the bonus amount attributable to that premium; and

(b)	is the sum of: each previously recaptured bonus amount attributable to that premium payment divided by the bonus recapture percentage on the date such amount was recaptured.
If you make a partial withdrawal, we will deduct bonus amounts subject to recapture based on the associated premiums withdrawn from the Contract, which are assumed to be withdrawn on a “First In, First Out” (or “FIFO”) basis. Currently, we do not recapture any bonus amounts on withdrawals that are within the “free withdrawal amount.” The amount recaptured is based on the bonus amount subject to recapture multiplied by the ratio of: (i) the associated premium withdrawn which was subject to a surrender charge to (ii) the total amount of that premium remaining in the Contract immediately prior to the withdrawal which was subject to a surrender charge. We will deduct each recaptured bonus amount on a pro rata basis from among the subaccounts you are invested in, based on the ratio of your subaccount value to your account value before the partial withdrawal.
If we recapture a bonus, we will take back the bonus amount as if it had never been applied. However, you bear any investment loss and will retain any investment gain attributable to the bonus. We will not recredit any charges, including asset-based insurance charges, imposed on a bonus amount we later take back.

For an example of how we calculate and recapture bonus amounts, see Appendix A.

The XC Class imposes higher fees and charges that are used to fully or partially offset bonus amounts paid into the Contract. During the surrender charge period, the amount of the bonus may be more than offset by the applicable bonus recapture percentages, higher asset-based insurance charges, and higher surrender charges. Contract Classes that do not offer a bonus amount and have lower fees and charges may provide larger cash surrender values than the XC Class, depending on the performance of your chosen subaccounts. We encourage you to talk with your Financial Adviser and determine which Class of the Contract is most appropriate for you.
Premiums
Minimum and Maximum Premiums. The initial premium must be $10,000 or more. The minimum subsequent premium is $50. The minimum premiums do not vary by Class. We may refuse to issue a Contract or accept additional premiums, if the total premiums paid under all variable annuity contracts issued by us or our affiliate, Merrill Lynch Life Insurance Company, or any other life insurance company affiliate on your life (or the life of any co-owner or the life of any annuitant, if the owner is a non-natural person) exceed $1,000,000. No additional premium payments will be accepted on or after the owner (or the annuitant if the owner is a non-natural person) reaches age 81 for XC Class Contracts; age 83 for B Class Contracts; and age 85 for L Class and C Class Contracts. Restrictions on subsequent premiums also apply if you elect the GMWB (See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus).
The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

How to Make Payments. You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have the money debited from your MLPF&S brokerage account.
Automatic Investment Feature. You may make systematic premium payments on a monthly, quarterly, semi-annual, or annual basis. Each payment must be for at least $50. Premiums paid under this feature must be deducted from an MLPF&S brokerage account specified by you and acceptable to us. You must specify how premiums paid under this feature will be allocated among the subaccounts. This feature cannot begin until at least 30 days after the contract date. If you select the Asset Allocation Program or the Rebalancing Program, premiums will be allocated based on the model or the specified subaccounts and percentages you have selected. If you elect the GMWB, the Automatic Investment Feature will terminate upon your first withdrawal. You may change the specified premium amount, the frequency, the premium allocation, or cancel the Automatic Investment Feature at any time upon notice to us. We reserve the right to make changes to this feature at any time.
Premium Investments. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value. Currently, you may allocate your premium among up to 20 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Income V.I. Subaccount, and 30% allocated to the BlackRock Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I. Subaccount and 66 2/3% to the BlackRock Large Cap Core V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. If your existing allocation instructions include any subaccounts that are closed, we will not accept the premium payment. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.
Accumulation Units
Each subaccount has a distinct value for each Class, called the accumulation unit value. The accumulation unit value for each Class and subaccount varies daily with the performance and expenses of the corresponding Fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.
How Are My Contract Transactions Priced?

•	We calculate a Class-specific accumulation unit value for each subaccount at the close of trading on each day that the New York Stock Exchange is open.

•	Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the accumulation unit value next calculated after our Service Center receives notice of the transaction.

•	For premium payments, bonus amounts under an XC Class Contract, and transfers into a subaccount, accumulation units are purchased.

•	For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due, accumulation units are redeemed.

•	To the extent permitted by law, we may change when the accumulation unit value is calculated by giving you 30 days notice or we may defer calculation of the accumulation unit value if an emergency exists making valuation of assets in the Separate Account not reasonable practicable or if the SEC permits such deferral.

How Do We Determine The Number of Units?

•	We determine the number of accumulation units purchased by dividing the dollar value of the premium payment, bonus amount under an XC Class Contract, or the amount transferred into a Class of a subaccount by the value of one accumulation unit for that Class of the subaccount for the valuation period in which the premium payment or transfer is made or bonus amount is added.

•	Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a Class of the subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due by the value of one accumulation unit for that Class of a subaccount for the valuation period in which the redemption is made.

•	The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made.

•	The number of subaccount accumulation units will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the calculation of the accumulation unit values.
When we establish a subaccount, we set an initial value for an accumulation unit for each Class of that subaccount. Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for that Class and subaccount for the prior valuation period by the net investment factor for that Class and subaccount for the current valuation period.
The net investment factor is an index used to measure the investment performance of a Class of a subaccount from one valuation period to the next. For any Class of any subaccount, we determine the net investment factor by dividing the value of the assets of that subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for that Class and subaccount for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.
We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Separate Account or any charge that may be assessed against the Separate Account for assessments or premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Charges, Deductions, and Credits – Other Charges.”)
Transfers Among Subaccounts
General. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts during the contract year, but we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We will deduct the transfer fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” and “Rebalancing Program.”)
Transfers among subaccounts may be made in specific dollar amounts or as a percentage of account value. You must transfer at least $100 or the total value of a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total value of that subaccount.

You may request transfers in writing or, once we receive proper telephone authorization, by telephone. Once we receive proper authorization, transfer requests may also be made through your Financial Advisor, or another person you designate. Transfers will be processed as of the end of the valuation period on the date the Service Center receives all the information necessary to process the transfer. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)
Disruptive Trading. Frequent or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.
Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Policies. We currently do not, but may in the future, impose different restrictions, such as:
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;

•	limiting the dollar amount or percentage of account value that may be transferred among the subaccounts at any one time; and

•	imposing a redemption fee on certain transfers.
Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.
Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.
Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.
Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.
In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.
Dollar Cost Averaging Program
What Is It? The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program may not begin until at least 30 days after the contract date. This program allows you to reallocate money at monthly or quarterly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly or quarterly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.
If you choose to participate in the DCA Program, each month or quarter we will transfer amounts from the subaccount that you designate and allocate them in accordance with your allocation instructions to the subaccounts that you select, as described in “Minimum Amounts” below.
If you choose the Asset Allocation Program or the Rebalancing Program or if you elect GMWB, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.
Participating in the DCA Program. You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or, once we receive proper telephone authorization, by telephone. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts. To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount from which the DCA transfers will be made. We determine the amount by multiplying the specified length of your DCA Program in months or quarters by your specified monthly or quarterly transfer amount. Amounts of $100 or more must be allotted for each transfer in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your selected subaccount drop below the selected monthly or quarterly transfer amount, you will need to put more money in to continue the DCA Program.
When Do We Make DCA Transfers? You select the date for DCA transfers, within certain limitations. We will make the first DCA transfer on the selected date following the later of 30 days after the contract date or the date we receive notice of your DCA election at our Service Center. We’ll make subsequent DCA transfers on the same day of each succeeding month or quarter. You may change the frequency of the DCA transfers at any time. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.
Asset Allocation Program
The following is a general description of the Asset Allocation Program. A complete description is available in the brochure for the Program.
General. We make available to contract owners an Asset Allocation Program, for which Roszel Advisors, LLC (“Roszel Advisors”) provides investment advice. Roszel Advisors is an investment adviser registered under the Investment Advisers Act of 1940. As compensation for its services, we currently pay Roszel Advisors 0.075% of the value of the assets in the Merrill Lynch Investor Choice Annuity® and the IRA Annuity® products’ Asset Allocation Programs. We may alter the amount we pay, or cease paying, Roszel Advisors for these services at any time in our sole discretion. If you participate in the Asset Allocation Program, Roszel Advisors will serve as your investment adviser solely for the purposes of the development of the asset allocation models and periodic updates to the models. The Asset Allocation Program can be elected at issue or in writing or by proper telephone authorization at any time after issue. If you elect the Asset Allocation Program you must include all account value in the Program. There is no charge for participation in the Asset Allocation Program. We may perform certain administrative functions on behalf of Roszel Advisors; however, we are not registered as an investment adviser and are not providing any investment advice in making the Program available. Furthermore, your Financial Advisor is not providing any investment advice related to the Asset Allocation Program.
There is no assurance that investment returns will be better through participation in the Asset Allocation Program. Your Contract may still lose money and experience volatility.
Asset Allocation Models. Except as described below, a contract owner electing to participate in the Asset Allocation Program (a “Program participant”) will have his or her account value allocated according to one of the model portfolios developed by Roszel Advisors. There are currently six asset allocation models to choose from:
•	Conservative (formerly, Capital Preservation)

•	Moderately Conservative (formerly, Income)

•	Moderate (formerly, Income & Growth)

•	Moderately Aggressive (formerly, Growth)

•	Aggressive (formerly, Aggressive Growth)

•	All Equity Plus
When electing the Asset Allocation Program, Program participants must complete a standardized questionnaire. Based on the results of the questionnaire, one of the asset allocation models is matched to the Program participant based on his or her investment goals and risk tolerance. Each asset allocation model is intended for a specific type of investor, from aggressive to conservative. Each model identifies one or more specific subaccounts and the percentage of premium or account value allocated to each of those subaccount(s). The Program participant then selects from the available asset allocation models, and may select a model other than the model indicated by the questionnaire.

All of the asset allocation models except the All Equity Plus model may include subaccount(s) which invest in fixed income funds, the concentration and selection of which depends on the particular investment risk for that model. It is intended that the All Equity Plus model will not use any fixed income funds and thus may be more aggressive than the other models available. You should only select the All Equity Plus model if it is appropriate for your investment goals and risk tolerance.
Certain Asset Allocation Models may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees (see “Guaranteed Minimum Withdrawal Benefit”).
Changes to the Composition of Asset Allocation Models. On a quarterly basis, Roszel Advisors reviews the asset allocation models and may adjust the composition of each model, which may include changes to the subaccount(s) in the model and/or the percentage allocations. Any adjustments become effective on the last business day of the calendar quarter.
If, as a result of such review, a change is made to an asset allocation model, Roszel Advisors will notify Program participants in advance of the change, and each Program participant will have the opportunity to reject the change. A Program participant who chooses to reject a model change creates his or her own portfolio (a “self-directed portfolio”). Roszel Advisors provides no investment advice related to the creation of a self-directed portfolio. Once a Program participant has rejected a change in a model, Roszel Advisors considers that Program participant to have rejected all future changes in the model and the Asset Allocation Program will be terminated. Therefore, a Program participant who rejects a model change and thereby creates a self-directed portfolio will not receive a periodic review of or changes to his or her portfolio, as would be provided by Roszel Advisors for the asset allocation models. In addition, those Program participants will no longer receive written materials from Roszel Advisors about the changes being made to the models. However, those Program participants can elect at any time to again participate in the Asset Allocation Program.
Contract owners who elect, either at issue or with respect to an existing Contract, to participate in the Asset Allocation Program within three weeks prior to the end of a calendar quarter will be provided, prior to their decision to elect the Asset Allocation Program, with information regarding the composition of both the current asset allocation model, as well as any changes to the model which will become effective on the last day of that calendar quarter.
Initial Allocation to the Selected Asset Allocation Model. If you elect the Asset Allocation Program at the time you purchase a Contract, we will allocate your initial premium to the selected model on the contract date. If you elect the Asset Allocation Program at any time after the contract date, we will reallocate your account value on the last business day of the calendar quarter in which we receive the information necessary to process the request in accordance with the selected model in effect at that time.
Quarterly Rebalancing. On the last business day of each calendar quarter, we automatically rebalance account value to maintain the subaccount(s) and percentages for each Program participant’s selected asset allocation model. This quarterly rebalancing takes account of:
•	increases and decreases in account value in each subaccount due to subaccount performance,

•	increases and decreases in account value in each subaccount due to subaccount transfers, withdrawals (particularly if taken from specific subaccounts designated by the contract owner), and premium payments (particularly if allocated to specific subaccounts designated by the contract owner), and

•	any adjustments Roszel Advisors has made to the selected model.
If you elect the Asset Allocation Program after the Contract has been issued, the first quarterly rebalancing will occur at the end of the first calendar quarter following the election.
We will not automatically rebalance self-directed portfolios unless the contract owner elects the Rebalancing Program.

Allocation of Future Premiums. The asset allocation model that a Program participant selects will override any prior percentage allocations that the Program participant may have chosen and all future premiums will be allocated accordingly.
Other Information. At any time, a Program participant can request to change his or her selected model or the allocation of his or her account value among the subaccounts, or can elect to terminate the Asset Allocation Program. Roszel Advisors will contact Program participants at least annually to determine whether the Program participant’s financial situation or investment objectives have changed. In addition, when we notify Program participants quarterly of changes to the models, we also will instruct them to notify Roszel Advisors of any changes to their financial situation or investment objectives or if they wish to change their selected model or create a self-directed portfolio.
Funds selected by Roszel Advisors to be part of an asset allocation model may be advised or subadvised by Roszel Advisors or one of its affiliates. To the extent that Roszel Advisors includes such proprietary Funds in its models, Roszel Advisors and/or its affiliates will receive additional compensation from the advisory fees of the Funds. (See “Certain Payments We Receive With Regard to the Funds” for information on compensation with regard to proprietary Funds.) Although Roszel Advisors and its affiliates may benefit financially from the inclusion of proprietary Funds in the asset allocation models, Roszel Advisers does not take such benefits into account in selecting the Funds for the models. You should be aware of this potential financial benefit, however, if you elect to participate in the Asset Allocation Program.
For more information on Roszel Advisor’s role as investment adviser for Program participants, please see Roszel Advisor’s brochure from their Form ADV, the SEC investment adviser registration form, which will be delivered to contract owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. Program participants may also contact us at 1-800-333-6524 with questions about the Asset Allocation Program or the asset allocation models at any time.
Currently, we don’t charge for transfers under the Asset Allocation Program; they are in addition to the twelve annual transfers permitted without charge under the Contract. If you choose the DCA Program or the Rebalancing Program, you cannot also elect the Asset Allocation Program.
The Asset Allocation Program may be altered at any time by us.
Rebalancing Program
Under the Rebalancing Program, we will allocate your premiums and rebalance your account value quarterly, semi-annually, or annually based on the rebalancing date you select and according to the subaccounts and percentages you select based on your investment goals and risk tolerance.
If you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. You select the rebalancing frequency and the date for the initial rebalancing within certain limitations. The date you select cannot be earlier than 30 days from the contract date. On the date you select and on each rebalancing date thereafter based on the rebalancing frequency you select, we automatically reallocate your account value to maintain the particular percentage allocation among the subaccounts that you have selected. If based on your selected date, rebalancing would occur on a date that is not a business day, the rebalancing will occur on the business day following your selected date. You may change the frequency of the Rebalancing Program at any time.
We perform this periodic rebalancing to take account of:
•	increases and decreases in account value in each subaccount due to subaccount performance, and

•	increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments.
The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or, once we receive proper telephone authorization, by telephone. If you elect the Rebalancing Program, you must include all account value in the program.

We allocate all premiums paid under the automatic investment feature and, unless you instruct us otherwise, all other premiums in accordance with the particular percentage allocation among the subaccounts that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.
For self-directed portfolios, future premiums for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of the Program participant’s asset allocation model. Accordingly, Program participants with self-directed portfolios should consider providing specific allocation instructions with each premium payment or contacting us to update their default allocation instructions.
The Rebalancing Program in accordance with certain allocation parameters may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees. (See “Guaranteed Minimum Withdrawal Benefit.”)
We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot also elect the Rebalancing Program.
Partial Withdrawals
When and How Partial Withdrawals are Made. Before the annuity date, you may make lump-sum withdrawals from the Contract. Under certain circumstances, you may make systematic withdrawals. (See “Partial Withdrawals – Systematic Withdrawal Program”). Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) We don’t impose a surrender charge on withdrawals to the extent that they do not exceed the “free withdrawal amount” determined as of the date of the withdrawal request.

The “free withdrawal amount” equals the greater of (a) or (b), where:	(a) = the sum of: 10% of the amount of each premium subject to a surrender charge (not to exceed the amount of each premium that has not been previously withdrawn as of the beginning of the contract year); less any prior withdrawals during that contract year; and
(b) = the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge.

The gain in the Contract is determined as the excess, if any, of (b) over (a) where:	(a) = all premiums paid into the Contract less prior withdrawals of premiums, and (b) = the contract value just prior to the withdrawal.
Any amount previously withdrawn from the Contract during that contract year will be taken into account in determining the “free withdrawal amount” available as of the date of the withdrawal request. For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. We do not currently recapture bonus amounts for withdrawals within the “free withdrawal amount.” Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis.
Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. (See “Federal Tax Matters.”)

Example. Assume that you pay an initial premium of $100,000 and a B Class Contract is issued on April 1, 2008. Assume that your account value equals $105,000 on September 1, 2008 due to positive investment performance. On that date, you withdraw $20,000. The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of each premium subject to a surrender charge (not to exceed the premiums that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year (10% of $100,000 = $10,000); and (b) gain ($105,000 – $100,000 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a surrender charge.
Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. You may make a withdrawal request in writing to our Service Center or, once we’ve received proper telephone authorization, by telephone, but only if the amount withdrawn is to be paid into an MLPF&S brokerage account or sent to the address of record. We will process your partial withdrawal as of the end of the valuation period during which we receive the necessary information. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)
Minimum Amounts. The minimum amount that may be withdrawn is $100. Unless you have elected the GMWB or GMIB rider, we will not process a withdrawal which would reduce the surrender value below $5,000. We reserve the right to change these minimums.
What is the Systematic Withdrawal Program? The Contract offers an optional Systematic Withdrawal Program. This program may not begin until at least 30 days after the contract date. You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. The Systematic Withdrawal Program will end if the systematic withdrawals, when added to prior lump sum withdrawals from the Contract in the same contract year, exceed the “Available Systematic Withdrawal Program Amount” described under “Program Amounts” below.
We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make changes to this program at any time.
Participating in the Systematic Withdrawal Program. You may choose the Systematic Withdrawal Program any time prior to the annuity date. You may elect the Systematic Withdrawal Program in writing or, once we receive proper telephone authorization, by telephone. You may change the payment date, frequency, payment amount, payment destination or cancel the Systematic Withdrawal Program at any time by notifying us in a form satisfactory to us. The payment destination for all the Systematic Withdrawal Program payments elected by telephone must be either your address of record or your MLPF&S brokerage account. You may also elect in writing to have the Systematic Withdrawal Program payments sent to your bank or other financial institution. You may elect a payment date, which can be any date from the 1st through the 28th day of the month. Your participation in the program will automatically end when your Contract reaches the annuity date.
Program Amounts. Each withdrawal must be for at least $100 and the remaining surrender value must be at least $5,000. We currently limit the total amount of these withdrawals in any contract year to:
•	10% of each premium paid into the Contract (but not more than the remaining premium in the Contract) that is subject to surrender charge, plus

•	100% of the remaining premiums in the Contract that are no longer subject to a surrender charge, less

•	any prior withdrawals from the Contract in that contract year.

Surrenders
At any time before the annuity date you may surrender the Contract through a full withdrawal of the surrender value, subject to the following conditions.

Surrenders	•	Any request to surrender the Contract must be in writing.
	•	The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center.
	•	We will pay you an amount equal to the surrender value as of the end of the valuation period when we process the surrender, which is equal to the account value minus any surrender charge (which varies according to the Class of the Contract), minus any recaptured bonus amount (for XC Class Contracts), minus any applicable contract fee, minus any uncollected GMDB or GMWB Charge, minus any uncollected GMIB Charge, and minus any applicable charge for premium taxes. (See “Charges, Deductions, and Credits.”)
	•	We won’t impose a surrender charge on the “free withdrawal amount” determined as of the date of the surrender request. (See “Partial Withdrawals” for a discussion of the calculation of the “free withdrawal amount.”)
	•	Surrenders are subject to tax and, if made prior to age 59 1/2, may also be subject to a 10% federal penalty tax.

Surrender Charges by Class	•	B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment.
	•	L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment.
	•	C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following payment of each premium.
	•	XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment.
For more information on surrender charges, see “Charges, Deductions, and Credits – Surrender Charge.”
Death of Annuitant Prior to Annuity Date
If the owner is a natural person and the annuitant dies before the annuity date, and the annuitant is not the contract owner, the contract owner may designate a new annuitant. If a new annuitant is not designated, the contract owner (or the oldest co-owner) will become the annuitant. If the contract owner is not a natural person, upon the death of the annuitant (or the first annuitant to die if there are joint annuitants), no new annuitant may be named and the death benefit will be paid to the beneficiary. If the sole primary beneficiary is the deceased annuitant’s surviving spouse, he or she may instead elect to continue the Contract. (See “Spousal Beneficiary Continuation Option.”)
Death Benefit
Standard Death Benefit. The Contract provides a death benefit to the beneficiary if you die (or upon the death of the first owner to die, if there are co-owners, or the annuitant (or the first annuitant to die if there are joint annuitants), if the owner is a non-natural person) before the annuity date. Unless you purchase an optional guaranteed minimum death benefit (“GMDB”), the standard death benefit equals the account value, less uncollected charges (and for XC Class Contracts, any bonus amounts subject to recapture), on the death of the owner. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) Generally, if any owner (or the annuitant, if the owner is a non-natural person) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

GMDB Options. For an additional charge, you may elect one of the GMDB options available under the Contract if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 75 or under on the contract date. If you purchase a GMDB, under the B Class, L Class, or C Class Contracts, the death benefit equals the greater of the account value less uncollected charges or the GMDB Base (described below). However, if you purchase a GMDB under the XC Class Contract, the death benefit equals the greater of the account value, less uncollected charges and any bonus amounts subject to recapture on the death of the owner, or the GMDB Base. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) If a contract owner dies (or the annuitant, if the owner is a non-natural person) within 90 days of the contract date or within 6 months of the date of a change of owner (except under the spousal beneficiary continuation option), the GMDB Base is zero and no GMDB will be payable. This limitation does not apply when there is a change of owner and the life upon which payment of the death benefit is based does not change.
The GMDB options are:
•	Return of Premium GMDB

•	Maximum Anniversary Value GMDB
Once you elect a GMDB option, you cannot change or cancel it. Although we currently permit a GMDB option to be elected at issue only, we reserve the right to permit contract owners to elect a GMDB after issue in the future. The GMDB, however, will terminate if you annuitize or surrender the Contract, upon death (unless the Contract is continued by an eligible spousal beneficiary who qualifies to continue the GMDB rider), or if the Contract otherwise terminates. It may also terminate or the benefit may be reduced if there is a change of owner.
GMDB Base – Return of Premium. If you purchase the Return of Premium GMDB, the GMDB Base equals:

•	the premiums paid into the Contract less

•	“adjusted” withdrawals from the Contract.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:
     (a) = GMDB Base and
     (b) = the account value.
Both (a) and (b) are calculated immediately prior to the withdrawal.

GMDB Base – Maximum Anniversary Value. If you purchase the Maximum Anniversary Value GMDB, the GMDB Base equals the greatest of the anniversary values.
An anniversary value is equal to the contract value on the contract date or a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary. “Adjusted withdrawals” are calculated according to the formula used for the Return of Premium GMDB Base, as described above in the “GMDB Base – Return of Premium (Standard Version)” section.
We will calculate an anniversary value on the contract date and for each contract anniversary thereafter through the earlier of the contract anniversary on or following your 80th birthday or the anniversary on or prior to your date of death. If the Contract has or had co-owners, we will use the oldest owner’s 80th birthday or the anniversary on or prior to any owner’s date of death. If an owner is a non-natural person, we will use the oldest annuitant’s 80th birthday or the anniversary value on or prior to any annuitant’s date of death.
If there is a change of owner and the GMDB continues, subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine anniversary values. At the time of the ownership change, if as of the contract date a new owner was older than the owner whose age is then being used to determine anniversary values and the period of time for calculating anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new owner, but it will not be reset to a date earlier than the date of the ownership change.

For an example of the calculation of the Maximum Anniversary Value GMDB, see Appendix B.
Change of Owner. For Contracts with a GMDB option, any change to the contract owner(s) will terminate the GMDB unless:
•	The new owner is a spouse or a child of the owner being changed and was age 75 or under on the contract date;

•	An owner’s spouse or child is removed as an owner; or

•	As a result of the creation or termination of a trust, the life upon which payment of the death benefit is based has not changed; or

•	The change is the result of continuation of the Contract under the spousal beneficiary continuation option and on the spousal continuation date the spouse was not over age 75.
GMDB Limitation. If a contract owner dies (or the annuitant, if the owner is a non-natural person) within 90 days of the contract date or within 6 months of the date of a change of owner where there was a change in the life upon which payment of the death benefit is based (except under the spousal beneficiary continuation option), the GMDB Base is zero and no GMDB will be payable.
GMDB Charge. We deduct a charge for the selected GMDB option that compensates us for the costs and risks we assume in providing the GMDB benefit. (See “Charges, Deductions, and Credits – GMDB Charge.”)
Payment of Death Benefit
Unless you have provided otherwise, the death benefit will be paid to, or in equal shares to:
a.	The primary beneficiary who survives you (or who survives the annuitant if the owner is a non-natural person); or, if no primary beneficiary survives you,

b.	The contingent beneficiary who survives you (or who survives the annuitant if the owner is a non-natural person); or, if no contingent beneficiary survives you,

c.	Your estate.
If a beneficiary survives you, but dies before the death benefit is paid, the heirs or estate of such beneficiary are entitled to the death benefit that would otherwise have been paid to such beneficiary.
The beneficiary must receive his or her respective death benefit under one of the following payment options unless an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option. See “Spousal Beneficiary Continuation Option.”

Death Benefit	•	Option 1: payment of the death benefit in a lump sum within five years of the date of such owner’s death; or
Payment Options
	•	Option 2: payment of the entire death benefit within five years of the date of such owner’s death; or

	•	Option 3: payment of the death benefit under an annuity option over the lifetime of such beneficiary, or over a period that does not exceed the life expectancy, as defined by Internal Revenue Service regulations, of such beneficiary, with payments starting within one year of the date of death of such owner. This option is not available if the beneficiary is a non-natural person.

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. Beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received, provided our records reflect the name, current address, and social security or tax identification number of the beneficiary. We will then pay the death benefit in a lump sum, unless there is a spousal beneficiary, in which case we will automatically continue the Contract under the spousal beneficiary continuation plan.
In addition, for multiple beneficiaries, generally we will not pay any remaining beneficiary his or her share of the death benefit until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. However, if we have on file the name, current address, and social security or tax identification number of a beneficiary who has not provided due proof of death, we will pay that beneficiary his or her share of the death benefit in a lump sum within 60 days following our receipt of a certified death certificate from any source (or until such time as the beneficiary submits due proof of death, if sooner).
If the age of an owner (or an annuitant, if the owner is a non-natural person) is misstated, any death benefit will be adjusted to reflect the correct age.
Unless instructed otherwise, in writing, we will withhold the mandatory 10% federal withholding tax, and state tax, if applicable. Generally, death benefit proceeds are taxable to the extent of gain. (See “Federal Tax Matters – Taxation of Death Benefit Proceeds.”)

The payment of the death benefit is subject to
our financial strength and claims-paying ability.

Spousal Beneficiary Continuation Option
If you die before the annuity date and your beneficiary is an eligible spousal beneficiary, your spouse may elect to continue the Contract. To be an eligible spousal beneficiary, the spouse must not have been older than age 80 on the contract date. If your spouse has not chosen a death benefit payment option by the end of the 60 day period following our receipt of a certified death certificate, we will continue the Contract under the spousal beneficiary continuation option. The “spousal continuation date” is the date on which the eligible spousal beneficiary provides all of the information required to continue the Contract or the date the spousal beneficiary continuation option is automatically applied.
Your spouse becomes the contract owner and the beneficiary until he or she names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the account value less uncollected charges as of the spousal continuation date, we will increase the account value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. On the spousal continuation date, any increase will be allocated to subaccounts based on the ratio of account value in each subaccount to the account value prior to the increase. If your spouse is over age 75 on the spousal continuation date, the GMDB option will end.
The GMIB rider will continue unless the annuitant is changed on the spousal continuation date and the new annuitant was over age 75 on the contract date. (See “Guaranteed Minimum Income Benefit,” later in this Prospectus.)
The GMWB rider may continue if an eligible spousal beneficiary is at least 60 years old on the spousal continuation date. (See “Guaranteed Minimum Withdrawal Benefit – Spousal Continuation,” later in this Prospectus.)

Payments to Contract Owners
We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules or regulations.
We may suspend or defer payments in the event that:
a.	the New York Stock Exchange is closed;

b.	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

c.	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of the Separate Account’s assets;

d.	the Securities and Exchange Commission by order so permits for the protection of security holders; or

e.	the payment is derived from a check used to make a premium payment which has not cleared through the banking system.
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
We reserve the right, at our option, to defer any payments in accordance with the deferment provisions of the Investment Company Act of 1940, as amended. We will add interest from the date of our receipt of a completed request to the date of payment if such payment is not made within 10 days following receipt of the completed request. The annual rate of interest will not be less than 3%.
Contract Changes

Changes to the Contract	•	Requests to change an owner, beneficiary, annuitant, or the annuity date of a Contract (if permitted and acceptable to us) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status.
	•	We are not responsible for the validity of such a request.
	•	Only our President, Vice President, Secretary, or Assistant Secretary may change this Contract. No one else has authority to modify or waive any provision of the Contract.
	•	Any change must be in writing, signed, and received at our Service Center.
	•	At any time, we may make such changes to the Contract, without your consent as required to make it conform with any law, regulation, or ruling issued by a government agency.
	•	We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.

Annuity Payments
We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. You may change the annuity date at any time before the maturity date. For all Contracts, the annuity date must be at least twelve months after the contract date.
Contract owners may select from a variety of fixed annuity payment options that we make available from those outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option.

We reserve the right to change the default annuity option at our discretion. You may change the annuity option before the annuity date. An option not set forth in this Prospectus may be chosen if it is acceptable to us.
We calculate your annuity payments as of the annuity date, not the date when the completed annuitization request form is received at the Service Center in good order. Until the annuity date, your account value will fluctuate in accordance with the performance of the investment options you have selected. After the annuity date, your Contract does not participate in the performance of the Separate Account. On the annuity date, the annuity value will be transferred to our general account and will be applied to the annuity option at the current payout rates, which we will furnish at your request. We determine the dollar amount of annuity payments by applying your annuity value (which equals your account value, less any uncollected GMDB charge, GMIB or GMWB charge, less any surrender charge unless prohibited by your state, and any applicable Contract fee, and any applicable premium taxes) on the annuity date to our then current annuity payout rates. Payout rates show the amount of periodic payment that a $1,000 value buys. These rates are based on the annuitant’s age and sex (where permitted) and payment options and payment frequency at the time payments begin.
The payout rates cannot be less than the guaranteed payout rates which are based on the annuitant’s “adjusted age”, the guaranteed mortality table (if applicable), and the guaranteed interest rate.
The guaranteed interest rates will never be less than 1% per year. The interest rate is indexed and is determined as follows: for each calendar quarter the interest rate is equal to the average of 5-year constant maturity treasury rates as reported by the Federal Reserve over a consecutive 12 month period ending the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1%, less 1.25%.
You may choose to receive payments at any payment interval which we make available, but not less frequently than once per year. If the annuity value on the annuity date is less than $2,000, we will pay the annuity value in a lump sum. If any annuity payment would be less than $20, we may change the frequency of payments so that all payments will be at least $20. If after the change in frequency, the annual payment is less than $20, we will pay the annuity value in a lump sum. Unless you tell us differently, we’ll make annuity payments directly to your MLPF&S brokerage account.
The amount of your annuity payments will not be less than those that would be provided by the application of the annuity value to purchase any single premium immediate annuity contract we then offered to the same class of annuitants.
Evidence of Survival. We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.
Gender-Based Annuity Purchase Rates.  The Contract provides for gender-based annuity purchase rates when life annuity options are chosen.
Misstatement of Age or Sex. We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.
Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law.
Annuity Options
The following fixed annuity payment options may be available. We may in the future offer more or fewer options. You may choose another option that is not set forth in this Prospectus if it is acceptable to us. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid.

Death of Owner During the Annuity Period. If an owner who is not an annuitant dies during the annuity period, any remaining payments under the annuity option in effect will continue to be made at least as rapidly as under the distribution method in effect as of such owner’s death. Upon such death, if there is no surviving co-owner, the beneficiary will become the owner.
Death of Annuitant During the Annuity Period.   If the annuitant under an Annuity Option, or the last surviving joint annuitant under a Joint and Survivor Annuity Option, dies while any guaranteed amounts remain unpaid, the owner, or the beneficiary if there is no surviving owner, may choose either:
(a)	to receive payments for the remainder of the period guaranteed; or

(b)	to receive the present value of the remaining guaranteed payments in a lump sum.
The interest rate used to calculate any present value is the interest rate we used on the annuity date to compute the amount of the annuity payments.
How We Determine Present Value of Future
Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount	We will make equal payments in an amount you choose until the sum of all payments equals the annuity value applied, increased for interest credited. The amount you choose must provide at least ten years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the guaranteed amount has been paid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period	We will make equal payments for a period you select of at least ten years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity *	We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant dies before the guarantee period ends, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Annuity Value	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the annuity value applied. If the annuitant dies while guaranteed amounts remain unpaid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum.

Joint and Survivor Life Annuity*	We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant and the designated second person die before the end of the period, you (or the beneficiary if there is no surviving owner) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.
Guaranteed Minimum Income Benefit
General.   If you are concerned that poor subaccount investment performance may adversely affect the annuity value on which your annuity payments will be based, we offer an optional Guaranteed Minimum Income Benefit (“GMIB”) for an additional charge. The GMIB provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider. If you elect the GMIB rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premiums, regardless of fluctuating market conditions. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.” You must annuitize under the terms and conditions of the GMIB rider to obtain any benefit from the GMIB. The fees collected for this benefit will not be refunded even if you do not annuitize under the GMIB rider. There is a waiting period of 10 years from the contract date before you can annuitize under the GMIB rider. If you elect the GMIB, you cannot elect the GMWB.
For an example of the GMIB, see Appendix C.
If you decide that you want the protection offered by the GMIB rider, you must elect it at issue. You cannot elect the GMIB rider if the annuitant or joint annuitant is older than age 75 on the contract date. You may not cancel the GMIB rider once elected. The GMIB rider will terminate upon full surrender, annuitization (under the Contract or the GMIB rider), expiration of the last exercise period, death, or termination of the Contract. The GMIB rider will also terminate if the annuitant or joint annuitant is changed and the new annuitant or joint annuitant was older than age 75 on the contract date. However, the GMIB rider will not terminate at death if an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option, unless the annuitant is also changed and the new annuitant was older than age 75 on the contract date. If there is a change of annuitant and the rider continues, the GMIB may be reduced and the last exercise date may be reset to an earlier date.

Important Information About the GMIB Rider:
•	We will not refund the GMIB charges, even if you do not annuitize under the GMIB rider.

•	There is a 10-year waiting period before you can annuitize under the GMIB rider.

•	You must elect the GMIB rider at issue.

•	Once you elect the GMIB rider, you cannot cancel it.

•	You cannot elect the GMIB rider if the annuitant or the joint annuitant (if any) are older than age 75 on the contract date.

•	If you elect the GMIB rider, we may in the future require you to use our quarterly rebalancing program and comply with investment allocation restrictions and guidelines. These restrictions and guidelines are further discussed later in this Prospectus. If you do not comply with the restrictions and guidelines within a certain timeframe, we may charge you more for the benefit.
How We Determine the Amount of Your Minimum Guaranteed Income.   If you elect the GMIB rider, we determine the amount of minimum income available to you on the date you exercise the GMIB rider by applying the GMIB Base (less applicable premium taxes) to the GMIB Annuity Option Payout Rates (“GMIB rates”) for the annuity option you select.

The GMIB Base is only used to calculate the GMIB, and does not establish or guarantee an account value, cash value, minimum death benefit, or a minimum return for any subaccount.

Because the GMIB rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB rider guarantees may be less than the amount of income that would be provided by applying your annuity value to then-current annuity payout rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your annuity value on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity payout rates depend on the sex and ages of the annuitant and any joint annuitant.
GMIB Base.   The GMIB Base equals the greater of the GMIB MAV Base and the GMIB Roll-Up Base.
GMIB MAV Base.   The GMIB MAV Base is equal to the greatest anniversary value. An anniversary value is equal to the contract value on the contract date and on each contract anniversary, increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:
  (a) = GMIB MAV Base and
  (b) = the account value.
Both (a) and (b) are calculated immediately prior to the withdrawal.

We will calculate an anniversary value on the contract date and on each contract anniversary thereafter through the earlier of the contract anniversary on or following the oldest annuitant’s 80th birthday and the date you exercise your GMIB. Changes in the annuitant may cause the rider to terminate. If the rider continues in effect, changes in the annuitant will not increase the period of time used to determine anniversary values. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine anniversary values, and the period of time for calculating the anniversary values has not ended, then the limitation date for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

GMIB Roll-Up Base.   The GMIB Roll-Up Base equals the sum of GMIB Roll-Up Base A and GMIB Roll-Up Base B. Dividing the GMIB Roll-Up Base into these components allows us to apply different rates of interest to the GMIB Roll-Up Base associated with certain subaccounts (called “Restricted Subaccounts.”) The Restricted Subaccounts currently include the BlackRock Money Market V.I. Subaccount and the Eaton Vance VT Floating-Rate Income Subaccount.
GMIB Roll-Up Base A:  GMIB Roll-Up Base A is equal to:
•	the initial premium allocated to subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 5%, plus

•	subsequent premiums allocated to an account value transferred into subaccounts other than the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 5%, less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 5%.
The GMIB Roll-Up Base A will not be less than zero.

“Adjusted” withdrawals: If the total of all withdrawals from subaccounts other than the Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base A on a dollar-for-dollar basis.

If the total of all withdrawals from subaccounts other than the Restricted Subaccounts, including the requested withdrawal, is greater than 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:
    (a) = GMIB Roll-Up Base A and
    (b) = the account value in all subaccounts other than the Restricted Subaccounts.
Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Roll-Up Base B:  GMIB Roll-Up Base B is equal to:
•	the initial premium allocated to the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 3%, plus

•	subsequent premiums allocated to and account value transferred into the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 3%, less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 3%.

The GMIB Roll-Up Base B will not be less than zero.

“Adjusted” withdrawals: If the total of all withdrawals from Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base B on a dollar-for-dollar basis.
If the total of all withdrawals from Restricted Subaccounts, including the requested withdrawal, is greater than 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:
    (a) = GMIB Roll-Up Base B and
    (b) = the account value in the Restricted Subaccounts.
Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Limitations.   The period during which the interest will accrue for purposes of calculating the GMIB Roll-Up Base A or the GMIB Roll-Up Base B is limited. Interest accrues until the earliest of:
1. The 20th contract anniversary;

2. The contract anniversary on or following the oldest annuitant’s 80th birthday; or

3. The date you exercise your GMIB.
If there is a change in annuitant and the GMIB continues, subsequent changes in annuitant will not increase the period of time used to determine interest. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine the period during which interest will accrue and the period of time for calculating such interest has not ended, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.
Allocation Guidelines and Restrictions.   We do not currently, but may in the future, impose certain allocation guidelines and restrictions. Under these allocation guidelines and restrictions, we may require contract owners with the GMIB rider to allocate at least 35% and no more than 85% to subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories. The subaccounts currently available in these investment categories are listed in Appendix E.
We would also require contract owners with the GMIB rider to use the quarterly rebalancing feature. We will notify you at least 90 days in advance of the imposition of any such allocation guidelines and restrictions. If, at the end of this 90-day notice period, you have not complied with these allocation guidelines and restrictions, we will impose a higher charge for the GMIB for the duration of your Contract, but in no event will this charge exceed the maximum charge shown in the “Fee Table.”
Conditions for Electing to Receive Income Payments.   You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or joint annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB rider if either the annuitant or joint annuitant is older than age 75 on the contract date.

If you annuitize your Contract at any time other than during a permitted exercise period, the GMIB is not available. For example, you cannot exercise the rider if you annuitize your Contract twelve and one half years after you purchase the Contract or seven years after you purchase the Contract. You are not required to use the GMIB rider to receive annuity payments. However, we will not refund fees paid for the GMIB rider if you annuitize outside of the terms and conditions of the GMIB rider.
Available Annuity Options.   The annuity options available when using the GMIB to receive your fixed income are limited to the following:
•	Life Annuity

•	Joint and Survivor Life Annuity

•	Life Annuity with Payments Guaranteed for 10 Years

•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years
If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the joint annuitant for purposes of the GMIB rider.
Change of Annuitant.   If an annuitant or joint annuitant is changed and, as of the contract date, the new annuitant or joint annuitant was older than age 75, the GMIB rider will terminate. Otherwise, if the new annuitant’s or joint annuitant’s age on the contract date was older than the age of the oldest annuitant currently being used to determine the GMIB, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or joint annuitant’s age. If the recalculated last exercise date is earlier than the date of the change of annuitant, the GMIB rider will terminate.
GMIB Charge.   We deduct a charge for the GMIB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits – GMIB Charge.”)

Payment of the GMIB is subject to our
financial strength and claims-paying ability.

For an example of the calculation of the GMIB, see Appendix C.

Guaranteed Minimum Withdrawal Benefit
General
If you are concerned that poor subaccount investment performance may adversely impact the amount of money you can withdraw from your Contract and/or that you may live substantially longer than expected and outlive your account value, we offer an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider for an additional charge. If you elect the GMWB during your lifetime, you can take minimum annual withdrawals and payments from us, if necessary, regardless of your account value each contract year up to a specified amount, referred to as the Guaranteed Lifetime Amount. This means if your account value is depleted at any time while the GMWB is in effect, we guarantee that we will make payments to you equal to the Guaranteed Lifetime Amount over your life (and your co-owner’s life, if there are co-owners), subject to certain conditions and restrictions. If you elect the GMWB rider you cannot elect the GMIB.
You should not elect the GMWB if:
•	you plan to take withdrawals in excess of the Guaranteed Lifetime Amount because such excess withdrawals may significantly reduce or eliminate the value of the benefit; or

•	you are interested in long-term accumulation rather than current payments and are not interested in the protection the benefit provides.

What is the GMWB?
The GMWB is an optional rider that permits you to receive annual minimum withdrawals and payments from us, if necessary, regardless of your account value during your lifetime (or until the second owner’s death if there are co-owners). There is an additional charge for this rider.

Important Information About the GMWB Rider:
•	If you do not choose to take withdrawals and/or do not receive lifetime payments while this rider is in effect, we will not refund the GMWB charges. If you do receive lifetime payments under your rider, there is a risk that the total amount of the lifetime payments you receive will not exceed the GMWB charges you have paid.

•	If you make withdrawals from your Contract while the rider is in effect, those withdrawals are made from your own account value. We are only required to start using our own money to make lifetime payments to you when and if your account value is reduced to zero (for any reason other than due to an excess withdrawal).

•	We have designed the rider to protect you from outliving your account value. If the rider is terminated or you (and your co-owner, if applicable) die before your account value is reduced to zero, neither you nor your estate will receive any lifetime payments from us, nor will the rider provide for any cash value build-up to provide lifetime payments.

•	We limit your withdrawals to the Guaranteed Lifetime Amount each contract year and impose certain investment allocation guidelines and restrictions in order to minimize the risk that your account value will be reduced to zero before your (or your co-owner’s) death. Accordingly, a significant risk against which the rider protects — that your account value will be reduced to zero (other than due to an excess withdrawal) while you are still alive — may be minimal. Thus, these restrictions also significantly reduce the likelihood that we will make any lifetime payments to you under the rider. In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Lifetime Amount, then your account value will never be reduced to zero and we will never make lifetime payments to you.

•	You and your co-owner (if applicable) must be at least 60 and not more than 80 years old when you elect the GMWB rider.

•	If you elect the GMWB, certain investment allocation guidelines and restrictions apply, including participating in a Quarterly Rebalancing Program or use of specified models under the Asset Allocation Program. These restrictions and guidelines are further discussed later in this Prospectus.

•	For both new and existing Contracts, you may elect either the GMWB or the GMIB, but not both optional benefits.

•	Please note that all withdrawals — even withdrawals made while the GMWB is in effect — reduce your account value and death benefit.

•	We will not accept additional premium payments after you take your first withdrawal after the GMWB Effective Date.
You should consult with your tax and financial professionals before purchasing the GMWB rider to determine whether the rider is suitable for you.
How Do I Elect the GMWB Rider?
For new Contracts, you may elect to add the GMWB rider when you purchase your Contract. For existing Contracts, if you previously canceled your GMWB you may re-elect the GMWB rider on each third contract anniversary, provided you did not already elect the GMIB and provided the feature is still available. If you wish to add the GMWB rider to your Contract and the GMWB is still available for sale, you must notify our Service Center in writing at least three days but not more than 90 days prior to such date. The rider then will be effective on that third contract anniversary. Please note that if you re-elect the GMWB rider, the terms and conditions of the rider that are in effect when you re-elect the rider will apply.

Important Term:  The GMWB Effective Date is the date the GMWB rider becomes effective.

You may elect the GMWB rider only if you (and your co-owner, if any) are at least 60 years old and not more than 80 years old on the GMWB Effective Date. If the owner is an individual natural person, then the owner also must be the annuitant. If the owner is a non-natural person (such as a trust), all references to owner shall mean annuitant and the age of the annuitant (and the age of a joint annuitant, if applicable) will be used. Co-owners and joint annuitants may only be spouses when the GMWB rider is in force. If there are co-owners, they also must be joint annuitants. If there are joint annuitants, they also must be co-owners, unless the owner is a non-natural person.
If you elect the GMWB, you may not elect and/or continue the Dollar Cost Averaging Program discussed earlier in this Prospectus. In addition, after the first withdrawal following the GMWB Effective Date, we will terminate the Automatic Investment Feature.
When May I Take Withdrawals?
Once you elect the GMWB rider, any withdrawal will be subject to the terms of the GMWB rider. This means that any withdrawal amount (including the “free withdrawal amount”), if greater than the Guaranteed Lifetime Amount, will also reduce your benefit base as well as your account value. The “free withdrawal amount” is discussed earlier in this Prospectus.
In order to make withdrawals and still maintain the rider’s guarantee, you may request to withdraw up to the Guaranteed Lifetime Amount each contract year on or after the GMWB Effective Date. You should note that as long as you have made no withdrawals the Guaranteed Lifetime Amount can increase for ten years after the GMWB becomes effective. (See definitions of “Lifetime Income Percentage” and “GMWB Base” below, to learn how your Guaranteed Lifetime Amount can increase during the ten-year period.) Once you take your first withdrawal after electing the GMWB, the GMWB Base will not increase in the same manner as before the withdrawal. It can only increase to equal the contract value, if greater, on each third contract anniversary.
What is the Guaranteed Lifetime Amount?
We determine your Guaranteed Lifetime Amount by multiplying the GMWB Base by a percentage based on age at the time of your first withdrawal on or after the GMWB Effective Date. This rate is called a Lifetime Income Percentage.

Lifetime Income Percentage X GMWB Base = Guaranteed Lifetime Amount

More specifically, we determine the initial Lifetime Income Percentage based on your age band (or the age band of the younger owner if there are co-owners) on the date of the first withdrawal on or after the GMWB Effective Date in accordance with the following chart.

Age Band of (Younger) Owner When
First Withdrawal is Taken on or After
the GMWB Effective Date	Lifetime Income Percentage
60-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80+	7.0%

Once you have elected the rider, if you change the contract owner or add a co-owner, the Lifetime Income Percentage may change because we base the Lifetime Income Percentage on the (younger) owner’s age band at the time of the first withdrawal. Any change in the GMWB Base or the Lifetime Income Percentage will also change the Guaranteed Lifetime Amount.

Example:  To help understand how we calculate the Guaranteed Lifetime Amount, assume that you are age 65 and purchase an L Class Contract with the GMWB rider with an initial premium of $100,000. You do not make any additional premium payments and take your first withdrawal on the fifth contract anniversary. The Lifetime Income Percentage locks in at 5.5% since you are age 70 at the time of the first withdrawal. If your GMWB Base equals $140,000 at such time, then the Guaranteed Lifetime Amount will equal $7,700 ($140,000 X .055). If you add your spouse as a co-owner, age 66, on the next contract anniversary, then your Lifetime Income Percentage will be reduced to 5.0%, since your spouse was age 65 at the time you made your first withdrawal and your Guaranteed Lifetime Amount will equal $7,000 ($140,000 X .05).

What if I Withdraw Less Than the Guaranteed Lifetime Amount Each Year?
You may take withdrawals equal to or less than the Guaranteed Lifetime Amount during each contract year. If you choose to receive only a part of, or none of, your Guaranteed Lifetime Amount in any given contract year, you should be aware that your guaranteed minimum withdrawals are not cumulative. You cannot carry over any unused guaranteed minimum withdrawals to any future contract years. The following example is helpful to understand this concept:

Example:  If your Guaranteed Lifetime Amount is $1,500 and you withdraw $1,000 during (the current) contract year, your Guaranteed Lifetime Amount will not increase the next contract year by the $500 you did not withdraw in the current contract year.

We do not impose a surrender charge on withdrawals up to the Guaranteed Lifetime Amount each contract year.
What If I Withdraw More Than the Guaranteed Lifetime Amount in a Contract Year?
Each contract year, you may withdraw more than the Guaranteed Lifetime Amount in effect at the time of the withdrawal request. We refer to the portion of any withdrawal that causes cumulative withdrawals in a given year to exceed the Guaranteed Lifetime Amount as an “excess withdrawal.” An excess withdrawal could significantly reduce your GMWB Base and thereby reduce the amount of your future Guaranteed Lifetime Amount.
If cumulative withdrawals in a contract year have already exceeded the Guaranteed Lifetime Amount in effect at the time of a withdrawal request, then the entire amount of that withdrawal will be treated as an excess withdrawal.

Important:  Excess withdrawals will reduce your GMWB Base and may do so by substantially more than the actual amount of the excess withdrawal. Excess withdrawals will also reduce your Guaranteed Lifetime Amount. You must carefully manage your withdrawals if you elect the GMWB rider. Due to the long-term nature of the rider’s guarantee, there is a risk that you may need funds in excess of your Guaranteed Lifetime Amount, and that if you do not have other sources of income available, you may need to make withdrawals that will reduce or even eliminate the amount of any lifetime payments you may receive under your rider. If you believe you may need to make excess withdrawals, you should have other sources of liquidity to avoid having to do so; otherwise, the rider may not be appropriate for you.

What is the GMWB Base?
As noted above, the GMWB Base is used to calculate the Guaranteed Lifetime Amount and determine the GMWB charge. This is important because when the GMWB Base increases, the Guaranteed Lifetime Amount and the GMWB charge also increase.
Prior to your first withdrawal (for up to 10 years after the GMWB Effective Date), your GMWB Base will equal your GMWB Maximum Anniversary Value (“MAV”) Base. (See “GMWB MAV Base” for how we calculate the GMWB MAV Base.) However, once you take your first withdrawal on or after the GMWB Effective Date, the GMWB Base will not increase in the same manner as before the withdrawal. Instead, the GMWB Base may only be increased through automatic step-ups on every third contract anniversary after the first withdrawal. The GMWB Base will be reset to equal your contract value, if higher.

Important:  You should carefully consider when to begin taking withdrawals if you have elected the GMWB. If you begin taking withdrawals too soon, you may limit the value of the GMWB. For example, you will not be able to increase your GMWB Base by making additional premium payments and you will lose the potential for increases through annual step-ups. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
No additional premiums can be paid after the date of your first withdrawal on or after the GMWB Effective Date. Please note that if you elected our Automatic Investment Feature (discussed earlier in this Prospectus), it will automatically terminate upon your first withdrawal.

Important:  The GMWB Base is used only to calculate the Guaranteed Lifetime Amount and the GMWB Charge, it is not available for withdrawal, and does not establish or guarantee an account value, surrender value, minimum death benefit, or a minimum return for any subaccount.
When and How is the GMWB Base Calculated?

When and How is the GMWB Base Calculated?	Calculation of your GMWB Base depends on when you make your first withdrawal. There are three distinct time periods that are important to consider:

(1) On the GMWB Effective Date	If the GMWB Effective Date is the contract date, the GMWB Base equals the initial premium. If the GMWB Effective Date is not the contract date, the GMWB Base equals the contract value on the GMWB Effective Date.

(2) Prior to the First Withdrawal	Prior to the first withdrawal after the GMWB Effective Date, the GMWB Base equals the GMWB MAV Base. GMWB MAV Base: The GMWB MAV Base equals the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:

(a) is the GMWB Base on the GMWB Effective Date, or is the contract value on each contract anniversary thereafter; and

(b) is the sum of all additional premiums since the last contract anniversary.

As long as the rider is in effect, we will calculate an anniversary value on the GMWB Effective Date and on each contract anniversary thereafter through the earlier of the date you take your first withdrawal (on or after the GMWB Effective Date) and the 10th contract anniversary following the GMWB Effective Date.

No additional anniversary values will be calculated thereafter for purposes of determining the GMWB MAV Base.

(3) On and After the First Withdrawal	If you have not exceeded the Guaranteed Lifetime Amount during a contract year, the GMWB Base does not change. It equals the GMWB Base immediately prior to a withdrawal. However, the GMWB Base on and after any excess withdrawal will equal the lesser of:

(a) the GMWB Base immediately prior to such withdrawal less the Adjusted Excess Withdrawal; and
Adjusted Excess Withdrawal = Excess Withdrawal X GMWB Base/account value, where both the GMWB Base and the account value are determined immediately prior to such Excess Withdrawal.

Adjusted Excess Withdrawal = Excess Withdrawal X GMWB Base/account value, where both the GMWB Base and the account value are determined immediately prior to such Excess Withdrawal.

(b) the account value after the excess withdrawal.

Please note that if the first withdrawal occurs on a contract anniversary, the GMWB Base immediately prior to such withdrawal will be adjusted to reflect the anniversary value (if higher) on that date prior to the withdrawal.
Automatic Step-Up

Automatic Step-Up	On each third contract anniversary after the first withdrawal, if the contract value is higher than the GMWB Base, we will increase or “step-up” the GMWB Base to equal such value. The GMWB charge percentage will not change as a result of any step-up.
Please note that if your GMWB Base increases, there will be a corresponding increase to the charge imposed for this optional feature, as the charge is calculated as a percentage of the GMWB Base.
Are Surrender Charges Applicable to Excess Withdrawals?
As noted above, we do not impose surrender charges on cumulative withdrawals in any given contract year, up to the Guaranteed Lifetime Amount. However, such withdrawals are counted toward the free withdrawal amount for purposes of calculating the surrender charge, if any, applicable to excess withdrawals. Please refer to the explanation of how the free withdrawal amount is calculated under “Partial Withdrawals,” earlier in this Prospectus. A surrender charge will apply if the excess withdrawal is attributable to premiums that are still subject to a surrender charge under your Contract. (See “Charges, Deductions, and Credits — Surrender Charge” and “Charges, Deductions, and Credits — How the Surrender Charge Works” later in this Prospectus for a discussion of how surrender charges are calculated.)
Is a Minimum Surrender Value Required After a Partial Withdrawal?
While the GMWB rider is in effect, we will not require a minimum surrender value after a partial withdrawal, provided the partial withdrawal is not an excess withdrawal. If an excess withdrawal would reduce the contract value below $5,000, we will either deny the request or terminate the Contract.
May I Cancel the GMWB Rider?
You may cancel the GMWB rider on each third contract anniversary after the contract date. You must notify our Service Center in writing at least three days but no more than 90 days prior to each such date for your cancellation to be effective on that third contract anniversary. You may be able to re-elect the GMWB rider after cancellation as described in “How Do I Elect the GMWB Rider?” above.
When Will the GMWB Rider Terminate?
The GMWB rider will terminate upon the earliest of:
•	full surrender;

•	a withdrawal that reduces the GMWB Base to zero;

•	annuitization (under the Contract);

•	death of second owner if there were co-owners and the contract was continued by the surviving spouse under the spousal beneficiary continuation option;

•	death of owner (if a natural person) if the Contract is not continued by an eligible spouse under the Spousal Beneficiary Continuation Option;

•	termination of the Contract;

•	change of owner resulting in termination of the rider, as discussed in “Change of Owner/Annuitant” below;

•	establishment of an annuity date when your account value is reduced to zero, even if your GMWB Base is greater than zero as described in “What if My Account Value Reaches Zero?” below;

•	following a divorce, the date of death of the joint annuitant if such death occurs before we receive notice of the divorce and the account value is greater than zero; or

•	cancellation of the GMWB rider.
All charges for this benefit will cease upon Contract termination. While the GMWB Rider is in effect, we will not terminate any Contract that qualifies for termination due to inactivity. (See “Features and Benefits of the Contract — Inactive Contracts” later in this Prospectus.)
What if my Account Value Reaches Zero?
If any withdrawal or deduction of fees or charges reduces the account value to zero and the resulting GMWB Base is greater than zero, all riders attached to the Contract will terminate and we will settle the GMWB. We will not settle the GMWB if your account value reduces to zero due to an Excess Withdrawal. In such an instance, your Contract will terminate under the minimum surrender value provision.

How GMWB Settlement Works
•	We will pay the remaining Guaranteed Lifetime Amount, if any, not yet withdrawn in the current contract year, in a lump sum.

•	We will establish an annuity date no earlier than the contract anniversary following the date of the transaction that reduced the account value to zero.

•	We will pay a monthly payment equal to the Guaranteed Lifetime Amount divided by 12 until the death of the (second) annuitant.
Please note that we may accept different payment intervals or other lifetime annuity options, but your annuity payments will be reduced. Also if you request a full surrender and your account value at the time of the request is less than your remaining Guaranteed Lifetime Amount for that contract year, first, we will pay you a lump sum equal to such remaining Guaranteed Lifetime Amount. We will then establish an annuity date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, before we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as withdrawals for tax purposes. After we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as annuity payments for tax purposes.

For an example of the operation of the Guaranteed Minimum Withdrawal Benefit, see Appendix D.
Allocation Guidelines and Restrictions
If you elect the GMWB rider, you must use certain models in our Asset Allocation Program or participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. For both new and existing Contracts, we reserve the right to change these Allocation Guidelines and Restrictions or impose additional limitations on your ability to allocate to or make transfers among the subaccounts.
The asset allocation models and Rebalancing Program’s investment restrictions are generally designed to provide consistent returns by minimizing risk. In minimizing risk, however, such programs may also limit the potential for your account value to appreciate. If you were not subject to the Allocation Guidelines and Restrictions under this rider, it is possible you could earn a higher rate of return on your account value. You should consult with your registered representative to assist you in determining whether these models and/or investment restrictions are suited for your financial needs and risk tolerance.
For detailed information on the Rebalancing Program and Asset Allocation Program models, see these sections earlier in this Prospectus.

Rebalancing Program.   If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are listed in Appendix E.
Your total allocations must equal 100%. You may change your allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMWB rider is in effect.

Important Mechanics of the Rebalancing Program:
•	You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

•	Your first rebalancing date must be within 95 days from the GMWB Effective Date.

•	You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

•	You may request to change your instructions while the GMWB rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

•	If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMWB rider will be terminated.

•	Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMWB rider is in effect.
For contract owners who purchased the contract on or after April 13, 2009:
Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•	Moderately Conservative; or

•	Moderate.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.
For contract owners who purchased the contract prior to April 13, 2009:
Asset Allocation Program.  If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:
•	Moderately Conservative,

•	Moderate, or

•	Moderately Aggressive,
At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.
If you no longer wish to participate in the Asset Allocation Program or if we notify you that the asset allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions that satisfy the Allocation Guidelines and Restrictions.

If you do not provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your account value will then be rebalanced to the same subaccounts of the asset allocation model you previously selected, and with the percentages that existed for that asset allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your account value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.
Change of Owner/Annuitant
If there is a change of owner or an assignment of this Contract (in states where applicable), the GMWB will terminate unless the owner is changed under any of the circumstances described below:
(1)	a spouse of a current owner is added as co-owner and is at least 60 years old and not older than 80 years old on the date of the change; or

(2)	a spouse of a current owner is removed as an owner; or

(3)	as the result of the creation or termination of a trust, the life (or lives) upon which Guaranteed Lifetime Amount payments are based has not changed; or

(4)	an eligible spousal beneficiary who was at least age 60 on the spousal continuation date becomes the owner under the spousal beneficiary continuation option.
Spousal Continuation
If an eligible spousal beneficiary who was covered under the GMWB rider becomes the owner, we currently reset the GMWB Base to equal the greater of the account value less uncollected charges and the prior GMWB Base on the spousal continuation date. We will then determine the Lifetime Income Percentage and the Guaranteed Lifetime Amount based on the age of the spouse on the spousal continuation date, subject to the terms and conditions in effect at that time.
You must designate your “surviving spouse” as the primary beneficiary in order for the surviving spouse to be able to continue the GMWB rider under the spousal beneficiary continuation option.
In the Event of Divorce
In the event of divorce, the former spouses must provide a final decree of divorce (including any property settlement, order or agreement) to us at our Service Center, in a form acceptable to us. Under current tax law, the spousal beneficiary continuation option is not available to persons who are no longer spouses; therefore, lifetime withdrawals are not guaranteed for the lives of both the co-owners (or joint annuitants, if the Contract was owned by a non-natural person) under the GMWB rider if such co-owners (or joint annuitants) divorce before your account value reaches zero.
For this reason, we generally do not permit former spouses to continue as co-owners (or joint annuitants) of the rider after divorce.
Furthermore, we are unable to “split” a Contract into two Contracts upon divorce. If a final decree of divorce, property settlement, order or agreement requires that a Contract be divided among two former spouse co-owners (or joint annuitants), any partial surrender made for the purpose of dividing the annuity account value will be subject to any tax consequences that would normally apply. In addition, if the partial surrender made for such purpose causes cumulative withdrawals for that Contract year to exceed the Guaranteed Lifetime Amount, the portion of the withdrawal that exceeds the Guaranteed Lifetime Amount will be treated as an excess withdrawal.
Continuation of the rider.   We do permit either one of the former spousal co-owners (or joint annuitants) to continue the rider and the Contract by becoming the sole owner (or sole annuitant). Please note, however, that we will continue to charge for the GMWB rider. Upon the death of the sole owner (or sole annuitant), the rider will terminate.
Until we receive notice that as a result of a divorce one of the former spouses will remain or become the sole owner (or sole annuitant) of the Contract, we will continue to treat both former spouses who were co-owners or joint annuitants as the owners of (or annuitants under) the Contract.

Please note, however, that we will terminate the rider upon the death of the first co-owner (or joint annuitant) to die if such death occurs before the account value reaches zero, and we will not permit the surviving former spouse to continue the GMWB Life rider under the spousal beneficiary continuation option, if we discover that divorce occurred before your account value reaches zero.
On or after the account value reaches zero.   If divorce occurs on or after the account value reaches zero, we will split the monthly GMWB settlement payments according to the property settlement, order or agreement, pursuant to the final decree of divorce. Such property settlement, order or agreement should specifically reference this Contract. Prior to your sending us such notification, we will make monthly GMWB settlement payments in the manner prescribed by the owner(s)/annuitant(s) pursuant to the terms of the GMWB rider.
In any event, you should consult a tax advisor concerning the tax consequences that can arise under your Contract and the GMWB rider as a result of divorce.
Benefit Available on Maturity Date
If the maturity date occurs while the GMWB rider is in effect, you may choose monthly payments equal to (i) the Guaranteed Lifetime Amount divided by 12, or (ii) payments based upon your annuity value on the maturity date. These payments will continue until the death of the annuitant or (joint annuitant, if any). The payments you would receive under option (i) are different from the payments you would receive under option (ii). You should consult with your Financial Advisor to determine which option is more appropriate for you.
We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days prior to the maturity date.
GMWB Charge.   We deduct a charge for the GMWB rider that compensates us for the costs and risks we assume in providing the benefit. (See “Charges, Deductions, and Credits — GMWB Charge”).

Payment of the GMWB is subject to
our financial strength and claims-paying ability.

Inactive Contract
The Contract will be terminated at the end of any valuation period if all of the following conditions are satisfied:
1) No premium payments have been received during the prior 36 months;

2) The total of all premium payments made, less any partial withdrawals, is less than $5,000; and

3) The account value (less uncollected charges) is less than $5,000.
Accordingly, no Contract will be terminated due solely to negative investment performance. If the Contract is terminated due to the above reasons, we will pay you the surrender value in a lump sum.
Charges, Deductions, and Credits

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of the charges deducted may differ depending on the Class of the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges in part to cover such expenses.
Asset-Based Insurance Charge
We impose an asset-based insurance charge, which varies according to Class and subaccount. The current asset-based insurance charge may be changed, but it will never exceed the maximum charge of 2.00% for any Class and subaccount.

The current asset-based insurance charge for the B Class is generally 1.25%, however, it may be 1.15%, 1.20%, or 1.40% depending on the subaccount. The current asset-based insurance charge for the L Class is generally 1.45%, however, it may be 1.35%, 1.40%, or 1.60% depending on the subaccount. The current asset-based insurance charge for the C Class is generally 1.60%, however, it may be 1.50%, 1.55%, or 1.75% depending on the subaccount. The current asset-based insurance charge for the XC Class is generally 1.65%, however, it may be 1.55%, 1.60%, or 1.80% depending on the subaccount. (See the “Fee Table.”)
We deduct this charge daily from the net asset value of the subaccounts prior to the annuity date. This amount compensates us for mortality risks we assume for the annuity payment made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience.
The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making available and maintaining subaccounts under the Contract, and performing accounting, regulatory compliance, and reporting functions.
If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. However, we may change the asset-based insurance charge at any time, but it will never exceed the maximum charge of 2.00% for any Class and Subaccount.
Surrender Charge
When Imposed.   We may impose a surrender charge on partial withdrawals and surrenders. The amount of the surrender charge varies by Class. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. The surrender charge applies to each subsequent premium payment, as well as the initial payment. However, the Contract permits withdrawal of the “free withdrawal amount” annually without a surrender charge through lump-sum or systematic withdrawals. (See “Withdrawals and Surrenders.”)
The surrender charge equals a percentage of each premium withdrawn. Each premium, whether initial or subsequent, is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

Complete Years Elapsed Since
Each Payment of Premium	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%

The charge is calculated on total premiums withdrawn from the Contract. If the account value at the time of withdrawal is less than your premiums paid in, the charge will still be based on the remaining premiums.
The “free withdrawal amount” is never subject to the surrender charge. Also, currently, we do not impose a surrender charge on amounts withdrawn during any contract year up to the Guaranteed Lifetime Amount while the GMWB rider is in effect. (See “Guaranteed Minimum Withdrawal Benefit,” earlier in this Prospectus.

For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.
How The Surrender Charge Works

If you have an L Class Contract, elected no optional riders and made a $10,000 premium payment and due to negative investment experience only $9,500 remained in the Contract when you withdrew it two years later, we would impose a 4.0% charge on $9,000 (which represents the $10,000 premium payment less the $1,000 “free withdrawal amount”). If instead the $10,000 premium payment you made to the Contract grew to $11,000 due to positive investment experience, and you withdrew $600 of gain two years later, and withdrew the remaining $10,400 in a subsequent withdrawal that same contract year (assuming no investment loss or gain between the two withdrawals), we would not impose a surrender charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4.0% surrender charge only on $10,000 of the $10,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted.   For surrenders, we deduct the charge from the amount of your withdrawal request. For partial withdrawals, we deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your account value. The example below shows how this works.
Pro Rata Deductions

You have a C Class Contract with a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Total Return V.I. Subaccount. You withdraw $20,000 from the Contract, and the entire $20,000 is subject to a 2.0% surrender charge ($400). Accordingly, $240 (60% of $400) is deducted from the BlackRock Basic Value V.I. Subaccount and $160 (40% of $400) is deducted from the BlackRock Total Return V.I. Subaccount.
Contract Fee
We may charge a $50 contract fee on each contract anniversary, upon surrender, or upon annuitization. We will impose this fee if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.
The contract fee compensates us for the expenses related to the maintenance of the Contract. We do not deduct the contract fee after the annuity date. The contract fee may be changed, but it will never exceed the maximum fee of $75.

If the contract fee applies, we will deduct it as follows:	•	We deduct this fee from your account value on each Contract anniversary before the annuity date.

	•	We deduct this fee from your account value if you surrender or annuitize the Contract on any date other than a contract anniversary.

	•	We deduct this fee on a pro rata basis from all subaccounts in which your account value is invested.

Transfer Fee
You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer in that contract year. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” “Rebalancing Program,” and “Transfers Among Subaccounts.”)

GMDB Charge
If you elect a GMDB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We won’t deduct this charge after the annuity date. The current and maximum GMDB charge percentages vary according to the type of GMDB that you choose. We have the right to change the current GMDB charge percentages, but it will never exceed the maximum GMDB charge percentages. The amount of the GMDB charge is calculated on each monthaversary by multiplying the GMDB Base by the current annual GMDB charge percentage noted below and dividing the resulting amount by 12. On each quarterversary, we deduct the sum of the GMDB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMDB charges. (See “Death Benefit – Guaranteed Minimum Death Benefit Options” for the definition of the respective GMDB Base values.) The annual GMDB charges are as follows:

	Current	Maximum
Type of GMDB	GMDB Charge %	GMDB Charge %
Return of Premium	0.15%	0.40%
Maximum Anniversary Value	0.25%	0.65%

If the GMDB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any GMDB charge that would be collected on the next quarterversary. We deduct the GMDB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMDB charge regardless of whether the GMDB has any value.
GMIB Charge
If you elect the GMIB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We do not deduct the GMIB charge after the annuity date. The current annual GMIB charge percentage is 0.50%. We have the right to change the current GMIB charge percentage, but it will never exceed the maximum GMIB charge percentage which is 0.90%. The amount of the GMIB charge is calculated on each monthaversary by multiplying the GMIB Base by the current annual GMIB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Income Benefit” for the definition of GMIB Base). On each quarterversary, we deduct the sum of the GMIB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMIB charges. If the GMIB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMIB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMIB charge regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.
GMWB Charge
If you elect the GMWB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the GMWB charge after the annuity date, nor will we assess the GMWB charge after GMWB Settlement. The current annual GMWB charge percentage is 0.75%. We have the right to change the current GMWB charge percentage, but it will never exceed the maximum GMWB charge percentage, which is 1.50%. The amount of the GMWB charge is calculated on each monthaversary by multiplying the GMWB Base by the current annual GMWB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Withdrawal Benefit” for the definition of GMWB Base.) Accordingly, if the GMWB Base increases, there will be a corresponding increase in the amount of the GMWB charge. On each quarterversary, we deduct the sum of the GMWB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMWB charges. If the GMWB Rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary.

We deduct the GMWB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMWB charge regardless of whether the GMWB ever reaches GMWB settlement.
Other Charges
Redemption Fee.   We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.
Tax Charges.   We reserve the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account’s investment earnings. (See “Tax Status of the Contract.”)
Fund Expenses.   In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table.”) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.
Changes in Contract Charges or Fees.   If we have reserved the right to change a contract charge or fee, any such changes will be applied by Class, and will be based upon changes in applicable experience factors such as investment income and returns, mortality, persistency, expenses, and taxes. Any change will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Contract is delivered. The charges after any change will not exceed the maximum charges.
Premium Taxes.   Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the annuity value on the annuity date.
Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your account value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.
Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state. New York does not currently impose a premium tax on annuity contracts.
Contract Credits
Credits may be added to your account value. Currently, we are not adding any credits to your account value. We reserve the right to add, modify, or discontinue any credit at any time in our sole discretion.
Federal Tax Matters

The following summary discussion is based on our understanding of current federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.
We haven’t considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. Your annuity must be independent of any tax-qualified retirement or pension plan and is termed a nonqualified contract. The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

Tax Status of the Contract
Diversification Requirements.   Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The Separate Account, through the subaccounts, intends to comply with the diversification requirements of the regulations under Section 817(h). This will affect how we make investments.
Owner Control.   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Separate Account assets.
Required Distributions.   To qualify as an annuity contract under Section 72(s) of the IRC, a nonqualified annuity contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names as beneficiary and who assumes ownership when the owner dies. A designated beneficiary must be a natural person. If the deceased owner’s spouse is the designated beneficiary, he or she can continue the Contract when such contract owner dies.
Nonqualified Contracts are designed to comply with Section 72(s), although no regulations interpreting these requirements have yet been issued. We will review the Contract and amend it if necessary to make sure that it continues to comply with the section’s requirements when such requirements are clarified by regulation or otherwise.
Taxation of Annuities
In General.   IRC Section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the account value or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the account value usually will be considered a distribution. Distributions of accumulated investment earnings are taxable as ordinary income.
An owner of any annuity contract who is not a natural person (e.g., a corporation or a trust) generally must include in income any increase in the excess of the account value over the “investment in the contract” during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss them with a competent tax advisor. Bonus amounts are not treated as an “investment in the contract.”
Annuity Payments.   Although tax consequences may vary depending on the annuity option selected under an annuity contract, generally, if the owner of the Contract is a natural person or a non-natural person (including a trust) holding as an agent for a natural person, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Withdrawals and Surrenders.   The following discussion applies generally to Contracts owned by a natural person: When you take a withdrawal from a Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Although the tax treatment is not clear, if you purchase the GMWB rider and you take a withdrawal from your Contract before the Contract is annuitized, we intend to treat the amount of the withdrawal up to the difference between the greater of:
(1)	your account value immediately before the distribution, or

(2)	your Guaranteed Lifetime Amount immediately before the distribution and your investment in the Contract as a taxable distribution. In certain circumstances, this treatment with respect to the GMWB rider could result in your account value being less than your investment in the Contract after such a withdrawal. If you subsequently surrender your Contract under such circumstances, you would have a loss which may be deductible. Please consult your tax advisor.
See Appendix F for GMWB tax examples.
Taxation of Death Benefit Proceeds.   Amounts may be paid from a Contract because an owner or annuitant (if an owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a surrender from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.
Penalty Tax on Some Withdrawals
You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:
(1)	on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if an owner isn’t an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or life expectancies) of you and your beneficiary. If the amount received under the series of substantially equal periodic payments is modified within the first five years, or before age 59 1/2, this exception will no longer apply and the penalty tax will be applied to all amounts previously distributed.
Other exceptions may be applicable under certain circumstances and special rules may apply in connection with the exceptions listed above. You should consult a tax advisor with regard to exceptions from the penalty tax.
Transfers, Assignments, or Exchanges of a Contract
Transferring or assigning ownership of the Contract, designating an annuitant, designating a payee or beneficiary who is not also the owner, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.
Withholding
Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can choose not to have tax withheld from distributions.

Multiple Contracts
All nonqualified deferred annuity contracts that we (or our affiliates) issue to the same owner during any calendar year are generally treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs. This could affect when income is taxable and how much is subject to the ten percent penalty tax discussed above.
Federal Estate Taxes
While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.
Optional Benefit Riders
It is possible that the IRS may take the position that fees deducted for certain optional benefit riders, such as the GMDB, GMIB and GMWB riders, are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Possible Changes In Taxation
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Possible Charge For Our Taxes
Currently we don’t charge the Separate Account for any federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.
Foreign Tax Credits
To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.
Performance Information

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts for a Class. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.
Effective yields and total returns for a subaccount for a Class are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.
The yield of the BlackRock Money Market V.I. Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a subaccount (other than the BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.
The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. We provide average annual total returns for the subaccounts on a Class-specific basis. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages include any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes. Total returns do not reflect any rider charges, nor bonus amounts, if applicable.
We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts for each Class. For example, we may present total return performance information that doesn’t reflect a deduction for the surrender charge. This presentation assumes that an investment in the Contract will extend beyond the period when the surrender charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations on a Class-specific basis. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts for each Class. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly or quarterly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program.

This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the surrender charge, any rider charges, and any bonus amounts, if applicable. This information may also be compared to various indices.
Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.
Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.
Other Information

Financial Condition of the Company
Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. We know it is important for you to understand how these events may impact your account value and our ability to meet the guarantees under the Contract.
Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”
Assets in the General Account. Any guarantees under the Contract that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.
Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.aegonins.com.
Notices and Elections
To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us at our Service Center of the instructions relating to a transaction in writing (unless we have authorized you to use another method), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. If we have received proper telephone authorization, you may make the following choices via telephone:
(1)	Transfers;

(2)	premium allocation instructions;

(3)	withdrawals, other than full surrenders; and

(4)	Requests to change the annuity date.
We will use reasonable procedures to confirm that a telephone request is genuine. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We do not have any liability if we act on a request that we reasonably believe is genuine.
Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.
Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot guarantee reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.
Voting Rights
We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.
You have voting rights until the annuity date. You may give voting instructions concerning:
(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.
Reports to Contract Owners
At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the account value and the surrender value.
You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.
Material Conflicts
The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).
It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of the Separate Account or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.
Changes to the Separate Account
We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.
Selling the Contract
We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, Inc., licensed as insurance agents in the states in which they do business, and appointed through Merrill Lynch Life Agency, Inc. as our insurance agents.
We pay commissions to Merrill Lynch Life Agency, Inc. for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, Merrill Lynch Life Agency, Inc. pays Distributor a portion of the commissions it receives from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from Merrill Lynch Life Agency, Inc. for the sales of the Contracts.

Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.
The maximum amount of commissions paid to Merrill Lynch Life Agency, Inc. is 5.25% of each premium and up to 1.20% of account value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of account value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% (less for L and C Class Contracts) of each premium and up to 0.50% of account value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of account value not subject to a surrender charge. The amount of commissions will vary by Class, but will not exceed the maximum amounts listed above.
Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from Merrill Lynch Life Agency, Inc. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than Merrill Lynch Life Agency, Inc. and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.
Commissions and other incentives or payments described above are not charged directly to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.
State Regulation
We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.
We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The New York Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.
Legal Proceedings
There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts
The financial statements of ML Life Insurance Company of New York as of December 31, 2008, and for each of the two years in the period ended December 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the ML of New York Variable Annuity Separate Account A as of December 31, 2008, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.
The financial statements of ML Life Insurance Company of New York for the year ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.
Registration Statements
Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES
(Condensed Financial Information)
Class B
(if you purchased your policy prior to June 23, 2008)

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM V.I. Basic Value
5/20/2005 to 12/31/2005	$10.81	$11.56	0
1/1/2006 to 12/31/2006	$11.56	$12.92	0
1/1/2007 to 12/31/2007	$12.92	$12.95	693.8
1/1/2008 to 12/31/2008	$12.95	$6.17	705.2

AIM V.I. Mid Cap Core Equity
5/20/2005 to 12/31/2005	$10.69	$11.46	0
1/1/2006 to 12/31/2006	$11.46	$12.59	0
1/1/2007 to 12/31/2007	$12.59	$13.62	566.4
1/1/2008 to 12/31/2008	$13.62	$9.62	500.4

AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$10.55	$10.47	1879.0
1/1/2008 to 12/31/2008	$10.47	$4.84	2436.3

AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$10.79	$11.75	4,983.263
1/1/2006 to 12/31/2006	$11.75	$13.28	22,738.5381
1/1/2007 to 12/31/2007	$13.28	$13.33	7488.2
1/1/2008 to 12/31/2008	$13.33	$8.48	8682.1

AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$10.79	$11.40	0
1/1/2006 to 12/31/2006	$11.40	$13.66	0
1/1/2007 to 12/31/2007	$13.66	$12.96	907.3
1/1/2008 to 12/31/2008	$12.96	$7.57	971.7

American Century VP Ultra
5/20/2005 to 12/31/2005	$10.50	$11.07	0
1/1/2006 to 12/31/2006	$11.07	$10.58	0
1/1/2007 to 12/31/2007	$10.58	$12.64	0
1/1/2008 to 12/31/2008	$12.64	$7.30	0.0

AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$10.39	$11.29	2,053.5695
1/1/2006 to 12/31/2006	$11.29	$12.77	12,969.0042
1/1/2007 to 12/31/2007	$12.77	$13.41	16896.1
1/1/2008 to 12/31/2008	$13.41	$9.32	16481.5

AFIS Bond Fund
5/20/2005 to 12/31/2005	$10.01	$10.19	6,131.4005
1/1/2006 to 12/31/2006	$10.19	$10.75	78,957.9495
1/1/2007 to 12/31/2007	$10.75	$10.95	85872.7
1/1/2008 to 12/31/2008	$10.95	$9.79	66132.7

AFIS Growth Fund
5/20/2005 to 12/31/2005	$10.94	$12.63	18,151.2329
1/1/2006 to 12/31/2006	$12.63	$13.73	85,796.1928
1/1/2007 to 12/31/2007	$13.73	$15.21	66940.8
1/1/2008 to 12/31/2008	$15.21	$8.40	86498.2

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$10.56	$11.25	6,008.3266
1/1/2006 to 12/31/2006	$11.25	$12.78	34,593.2543
1/1/2007 to 12/31/2007	$12.78	$13.24	35656.7
1/1/2008 to 12/31/2008	$13.24	$8.11	39305.2

AFIS International Fund
5/20/2005 to 12/31/2005	$10.98	$13.45	10,331.5865
1/1/2006 to 12/31/2006	$13.45	$15.78	53,031.4519
1/1/2007 to 12/31/2007	$15.78	$18.68	64247.8
1/1/2008 to 12/31/2008	$18.68	$10.66	72719.2

BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$10.43	$11.05	0
1/1/2006 to 12/31/2006	$11.05	$13.30	0
1/1/2007 to 12/31/2007	$13.30	$13.37	15765.3
1/1/2008 to 12/31/2008	$13.37	$8.35	13592.1

BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$10.14	$10.16	1,322.4426
1/1/2006 to 12/31/2006	$10.16	$10.48	1,401.8764
1/1/2007 to 12/31/2007	$10.48	$10.72	1494.2
1/1/2008 to 12/31/2008	$10.72	$9.30	1309.5

BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$10.04	$10.15	1,742.5828
1/1/2006 to 12/31/2006	$10.15	$10.48	4,648.6475
1/1/2007 to 12/31/2007	$10.48	$10.85	4655.5
1/1/2008 to 12/31/2008	$10.85	$10.98	5110.9

BlackRock Fundamental Growth V.I.
5/20/2005 to 12/31/2005	$10.62	$11.48	0
1/1/2006 to 12/31/2006	$11.48	$11.86	535.8507
1/1/2007 to 12/31/2007	$11.86	$13.94	29409.9
1/1/2008 to 12/31/2008	$13.94	$8.42	39628.7

BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$10.74	$11.91	4,044.054
1/1/2006 to 12/31/2006	$11.91	$13.70	7,624.4946
1/1/2007 to 12/31/2007	$13.70	$15.84	13052.0
1/1/2008 to 12/31/2008	$15.84	$12.60	17967.1

BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$10.20	$10.26	0
1/1/2006 to 12/31/2006	$10.26	$10.53	0
1/1/2007 to 12/31/2007	$10.53	$10.82	847.8
1/1/2008 to 12/31/2008	$10.82	$11.51	525.8

BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$9.95	$10.44	0
1/1/2006 to 12/31/2006	$10.44	$11.29	0
1/1/2007 to 12/31/2007	$11.29	$11.41	0
1/1/2008 to 12/31/2008	$11.41	$7.98	0.0

BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$10.69	$11.23	0
1/1/2006 to 12/31/2006	$11.23	$12.81	0
1/1/2007 to 12/31/2007	$12.81	$13.33	5006.9
1/1/2008 to 12/31/2008	$13.33	$8.27	5623.9

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$11.19	$12.75	0
1/1/2006 to 12/31/2006	$12.75	$16.10	252.2592
1/1/2007 to 12/31/2007	$16.10	$17.55	249.3
1/1/2008 to 12/31/2008	$17.55	$9.96	306.1

BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$11.24	$12.57	3,452.3467
1/1/2006 to 12/31/2006	$12.57	$14.25	4,783.3978
1/1/2007 to 12/31/2007	$14.25	$15.24	5901.6
1/1/2008 to 12/31/2008	$15.24	$9.22	3721.3

BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$11.11	$12.25	1,404.5883
1/1/2006 to 12/31/2006	$12.25	$12.97	3,295.7554
1/1/2007 to 12/31/2007	$12.97	$13.88	3646.8
1/1/2008 to 12/31/2008	$13.88	$8.13	3599.0

BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$11.32	$12.92	3,715.0365
1/1/2006 to 12/31/2006	$12.92	$14.80	246.6619
1/1/2007 to 12/31/2007	$14.80	$15.47	1391.2
1/1/2008 to 12/31/2008	$15.47	$9.59	1350.3

BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$10.45	$12.07	0
1/1/2006 to 12/31/2006	$12.07	$13.44	0
1/1/2007 to 12/31/2007	$13.44	$13.16	0
1/1/2008 to 12/31/2008	$13.16	$7.79	0.0

BlackRock Global Growth
5/1/2008 to 12/31/2008	$10.10	$5.78	0.0

Davis Value
5/20/2005 to 12/31/2005	$10.69	$11.69	9,403.1266
1/1/2006 to 12/31/2006	$11.69	$13.28	33,468.595
1/1/2007 to 12/31/2007	$13.28	$13.72	15479.4
1/1/2008 to 12/31/2008	$13.72	$8.09	13793.2

Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$10.78	$10.98	7,812.7402
1/1/2006 to 12/31/2006	$10.98	$12.62	23,423.5286
1/1/2007 to 12/31/2007	$12.62	$13.33	24277.3
1/1/2008 to 12/31/2008	$13.33	$9.26	29713.8

Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$10.11	$10.33	3,948.3051
1/1/2006 to 12/31/2006	$10.33	$10.77	32,404.913
1/1/2007 to 12/31/2007	$10.77	$10.82	3211.8
1/1/2008 to 12/31/2008	$10.82	$7.79	3036.8

Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$10.38	$10.54	21680.9
1/1/2008 to 12/31/2008	$10.54	$6.78	19332.0

Federated Capital Appreciation
5/20/2005 to 12/31/2005	$10.60	$10.91	0
1/1/2006 to 12/31/2006	$10.91	$12.53	0
1/1/2007 to 12/31/2007	$12.53	$13.59	23804.9
1/1/2008 to 12/31/2008	$13.59	$9.48	29013.5

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Federated Kaufmann
5/20/2005 to 12/31/2005	$11.01	$12.55	1,356.223
1/1/2006 to 12/31/2006	$12.55	$14.23	1,381.8625
1/1/2007 to 12/31/2007	$14.23	$17.01	11047.1
1/1/2008 to 12/31/2008	$17.01	$9.78	9685.1

Templeton Foreign Securities
5/20/2005 to 12/31/2005	$11.04	$12.34	209.3342
1/1/2006 to 12/31/2006	$12.34	$14.81	4,689.8011
1/1/2007 to 12/31/2007	$14.81	$16.91	7326.5
1/1/2008 to 12/31/2008	$16.91	$9.96	8366.4

Templeton Growth Securities
5/20/2005 to 12/31/2005	$10.94	$11.94	2,710.9873
1/1/2006 to 12/31/2006	$11.94	$14.38	1,585.0241
1/1/2007 to 12/31/2007	$14.38	$14.55	1583.0
1/1/2008 to 12/31/2008	$14.55	$8.29	1578.4

Janus Aspen Forty
5/1/2007 to 12/31/2007	$10.60	$13.44	53646.6
1/1/2008 to 12/31/2008	$13.44	$7.40	31283.6

Janus Aspen – Enterprise(1)
5/1/2007 to 12/31/2007	$10.59	$11.64	12034.7
1/1/2008 to 12/31/2008	$11.64	$6.46	11148.3

Roszel/Delaware Trend
5/20/2005 to 12/31/2005	$10.16	$11.45	0
1/1/2006 to 12/31/2006	$11.45	$12.17	1,691.8159
1/1/2007 to 12/31/2007	$12.17	$13.21	2563.4
1/1/2008 to 12/31/2008	$13.21	$7.05	2906.8

Roszel/JP Morgan Small Cap Growth
5/20/2005 to 12/31/2005	$10.26	$11.58	589.6613
1/1/2006 to 12/31/2006	$11.58	$13.23	601.0503
1/1/2007 to 12/31/2007	$13.23	$14.60	546.0
1/1/2008 to 12/31/2008	$14.60	$8.21	593.7

Roszel/Lord Abbett Affiliated
5/20/2005 to 12/31/2005	$10.63	$11.25	2,430.944
1/1/2006 to 12/31/2006	$11.25	$13.06	22,083.4208
1/1/2007 to 12/31/2007	$13.06	$13.36	24475.2
1/1/2008 to 12/31/2008	$13.36	$8.92	19109.1

Roszel/Lord Abbett Bond Debenture
5/20/2005 to 12/31/2005	$10.00	$10.55	0
1/1/2006 to 12/31/2006	$10.55	$11.37	4,886.7442
1/1/2007 to 12/31/2007	$11.37	$11.84	4784.9
1/1/2008 to 12/31/2008	$11.84	$9.44	4230.7

Roszel/Lord Abbett Mid Cap Value
5/20/2005 to 12/31/2005	$11.08	$12.09	4,671.0203
1/1/2006 to 12/31/2006	$12.09	$13.39	6,311.9486
1/1/2007 to 12/31/2007	$13.39	$13.29	11517.1
1/1/2008 to 12/31/2008	$13.29	$7.93	5622.9

Roszel/Allianz CCM Capital Appreciation
5/20/2005 to 12/31/2005	$10.93	$12.05	0
1/1/2006 to 12/31/2006	$12.05	$12.67	0
1/1/2007 to 12/31/2007	$12.67	$14.72	0
1/1/2008 to 12/31/2008	$14.72	$8.50	0.0

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Allianz NFJ Small Cap Value
5/20/2005 to 12/31/2005	$10.91	$12.22	716.3847
1/1/2006 to 12/31/2006	$12.22	$14.71	2,582.074
1/1/2007 to 12/31/2007	$14.71	$15.00	3592.6
1/1/2008 to 12/31/2008	$15.00	$10.92	4544.3

Roszel/Marsico Large Cap Growth
5/1/2006 to 12/31/2006	$10.06	$10.18	0
1/1/2007 to 12/31/2007	$10.18	$12.30	48004.6
1/1/2008 to 12/31/2008	$12.30	$6.99	65373.8

Roszel/Seligman Mid Cap Growth
5/20/2005 to 12/31/2005	$10.96	$12.12	0
1/1/2006 to 12/31/2006	$12.12	$12.65	624.731
1/1/2007 to 12/31/2007	$12.65	$14.53	1968.5
1/1/2008 to 12/31/2008	$14.53	$7.58	2278.8

Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$10.64	$11.22	0
1/1/2006 to 12/31/2006	$11.22	$11.94	1,679.4289
1/1/2007 to 12/31/2007	$11.94	$13.44	1677.3
1/1/2008 to 12/31/2008	$13.44	$7.22	1672.4

Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$10.64	$11.33	0
1/1/2006 to 12/31/2006	$11.33	$12.86	0
1/1/2007 to 12/31/2007	$12.86	$13.24	0
1/1/2008 to 12/31/2008	$13.24	$8.03	0.0

Oppenheimer Main Street Small Cap/VA
5/20/2005 to 12/31/2005	$10.91	$12.38	5,147.5835
1/1/2006 to 12/31/2006	$12.38	$14.03	3,969.3156
1/1/2007 to 12/31/2007	$14.03	$13.67	7666.4
1/1/2008 to 12/31/2008	$13.67	$8.38	7538.9

Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$11.05	$11.98	0
1/1/2007 to 12/31/2007	$11.98	$16.87	758.8
1/1/2008 to 12/31/2008	$16.87	$6.95	1086.0

Pioneer Fund VCT
5/20/2005 to 12/31/2005	$10.71	$11.39	5,424.9162
1/1/2006 to 12/31/2006	$11.39	$13.11	40,401.4787
1/1/2007 to 12/31/2007	$13.11	$13.58	218.3
1/1/2008 to 12/31/2008	$13.58	$8.81	216.3

Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$9.81	$10.34	651.4361
1/1/2006 to 12/31/2006	$10.34	$11.06	792.0581
1/1/2007 to 12/31/2007	$11.06	$11.54	2109.9
1/1/2008 to 12/31/2008	$11.54	$7.33	1924.0

Pioneer Real Estate Shares VCT
5/1/2008 to 12/31/2008	$11.61	$6.31	7458.5

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Premier VIT NFJ Dividend Value
5/1/2007 to 12/31/2007	$10.49	$9.94	1255.1
1/1/2008 to 12/31/2008	$9.94	$6.34	1155.7

Pimco CommodityRealReturn Strategy
5/20/2005 to 12/31/2005	$10.05	$11.44	2,316.6791
1/1/2006 to 12/31/2006	$11.44	$10.94	16,069.0591
1/1/2007 to 12/31/2007	$10.94	$13.32	18515.6
1/1/2008 to 12/31/2008	$13.32	$7.39	15870.4

PIMCO Low Duration
4/27/2007 to 12/31/2007	$10.03	$10.52	31.7
1/1/2008 to 12/31/2008	$10.52	$10.35	41.1

Pimco Real Return
5/20/2005 to 12/31/2005	$10.36	$10.32	2,488.1736
1/1/2006 to 12/31/2006	$10.32	$10.27	3,486.7734
1/1/2007 to 12/31/2007	$10.27	$11.22	32367.3
1/1/2008 to 12/31/2008	$11.22	$10.30	32627.7

Pimco Total Return
5/20/2005 to 12/31/2005	$10.22	$10.22	15,618.6307
1/1/2006 to 12/31/2006	$10.22	$10.48	78,362.4794
1/1/2007 to 12/31/2007	$10.48	$11.26	94760.2
1/1/2008 to 12/31/2008	$11.26	$11.65	124157.1

Transamerica Convertible Securitites VP
5/1/2008 to 12/31/2008	$10.49	$6.78	0.0

Transamerica Equity VP
5/1/2008 to 12/31/2008	$10.84	$6.16	0.0

Transamerica Growth Opportunities VP
5/1/2008 to 12/31/2008	$10.69	$6.75	0.0

Transamerica Small/Mid Cap Value VP
5/1/2008 to 12/31/2008	$10.42	$6.11	76.9

Van Kampen Comstock
5/20/2005 to 12/31/2005	$10.77	$11.24	8,345.9052
1/1/2006 to 12/31/2006	$11.24	$12.91	6,055.6846
1/1/2007 to 12/31/2007	$12.91	$12.49	6374.8
1/1/2008 to 12/31/2008	$12.49	$7.93	4779.7

Wanger International
4/27/2007 to 12/31/2007	$10.75	$11.28	280.9
1/1/2008 to 12/31/2008	$11.28	$6.06	372.6

Wanger USA
5/20/2005 to 12/31/2005	$11.16	$12.54	4,560.2064
1/1/2006 to 12/31/2006	$12.54	$13.36	21,993.1964
1/1/2007 to 12/31/2007	$13.36	$13.91	2163.5
1/1/2008 to 12/31/2008	$13.91	$8.28	8545.6

Class L
(if you purchased your policy prior to June 23, 2008)

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM V.I. Basic Value
5/20/2005 to 12/31/2005	$10.79	$11.53	0
1/1/2006 to 12/31/2006	$11.53	$12.86	295.0888
1/1/2007 to 12/31/2007	$12.86	$12.87	295.9
1/1/2008 to 12/31/2008	$12.87	$6.12	0

AIM V.I. Mid Cap Core Equity
5/20/2005 to 12/31/2005	$10.68	$11.43	0
1/1/2006 to 12/31/2006	$11.43	$12.53	6,495.0781
1/1/2007 to 12/31/2007	$12.53	$13.53	6437.6
1/1/2008 to 12/31/2008	$13.53	$9.53	6479.0

AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$10.54	$10.45	2666.7
1/1/2008 to 12/31/2008	$10.45	$4.82	4297.7

AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$10.78	$11.72	30,969.0803
1/1/2006 to 12/31/2006	$11.72	$13.22	56,378.661
1/1/2007 to 12/31/2007	$13.22	$13.25	15391.2
1/1/2008 to 12/31/2008	$13.25	$8.41	15890.1

AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$10.78	$11.38	0
1/1/2006 to 12/31/2006	$11.38	$13.60	738.0985
1/1/2007 to 12/31/2007	$13.60	$12.88	5263.0
1/1/2008 to 12/31/2008	$12.88	$7.51	5125.5

American Century VP Ultra
5/20/2005 to 12/31/2005	$10.49	$11.04	0
1/1/2006 to 12/31/2006	$11.04	$10.53	0
1/1/2007 to 12/31/2007	$10.53	$12.56	0
1/1/2008 to 12/31/2008	$12.56	$7.24	0

AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$10.37	$11.26	4,557.3681
1/1/2006 to 12/31/2006	$11.26	$12.71	7,240.1957
1/1/2007 to 12/31/2007	$12.71	$13.32	8165.6
1/1/2008 to 12/31/2008	$13.32	$9.24	9480.0

AFIS Bond Fund
5/20/2005 to 12/31/2005	$10.00	$10.16	26,117.2627
1/1/2006 to 12/31/2006	$10.16	$10.70	117,405.3166
1/1/2007 to 12/31/2007	$10.70	$10.88	147896.0
1/1/2008 to 12/31/2008	$10.88	$9.70	108897.5

AFIS Growth Fund
5/20/2005 to 12/31/2005	$10.92	$12.60	88,411.7247
1/1/2006 to 12/31/2006	$12.60	$13.67	172,370.9926
1/1/2007 to 12/31/2007	$13.67	$15.11	115016.3
1/1/2008 to 12/31/2008	$15.11	$8.33	166346.8

AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$10.55	$11.22	9,606.7896
1/1/2006 to 12/31/2006	$11.22	$12.73	15,099.8607
1/1/2007 to 12/31/2007	$12.73	$13.15	18641.9
1/1/2008 to 12/31/2008	$13.15	$8.05	18781.4

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AFIS International Fund
5/20/2005 to 12/31/2005	$10.97	$13.42	47,233.4141
1/1/2006 to 12/31/2006	$13.42	$15.71	102,190.2964
1/1/2007 to 12/31/2007	$15.71	$18.56	145259.4
1/1/2008 to 12/31/2008	$18.56	$10.57	151303.0

BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$10.42	$11.02	0
1/1/2006 to 12/31/2006	$11.02	$13.24	0
1/1/2007 to 12/31/2007	$13.24	$13.28	43008.7
1/1/2008 to 12/31/2008	$13.28	$8.28	35864.8

BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$10.12	$10.13	2,145.9037
1/1/2006 to 12/31/2006	$10.13	$10.43	3,627.8293
1/1/2007 to 12/31/2007	$10.43	$10.65	13434.4
1/1/2008 to 12/31/2008	$10.65	$9.22	11501.3

BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$10.02	$10.12	0
1/1/2006 to 12/31/2006	$10.12	$10.43	2,895.8557
1/1/2007 to 12/31/2007	$10.43	$10.78	5209.4
1/1/2008 to 12/31/2008	$10.78	$10.89	22013.8

BlackRock Fundamental Growth V.I.
5/20/2005 to 12/31/2005	$10.61	$11.45	0
1/1/2006 to 12/31/2006	$11.45	$11.80	0
1/1/2007 to 12/31/2007	$11.80	$13.85	85218.0
1/1/2008 to 12/31/2008	$13.85	$8.35	100510.4

BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$10.73	$11.88	0
1/1/2006 to 12/31/2006	$11.88	$13.64	19,845.3459
1/1/2007 to 12/31/2007	$13.64	$15.73	33741.2
1/1/2008 to 12/31/2008	$15.73	$12.49	58716.6

BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$10.18	$10.23	0
1/1/2006 to 12/31/2006	$10.23	$10.48	0
1/1/2007 to 12/31/2007	$10.48	$10.75	0
1/1/2008 to 12/31/2008	$10.75	$11.42	13608.4

BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$9.94	$10.41	0
1/1/2006 to 12/31/2006	$10.41	$11.24	0
1/1/2007 to 12/31/2007	$11.24	$11.34	4300.1
1/1/2008 to 12/31/2008	$11.34	$7.92	5349.7

BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$10.68	$11.20	0
1/1/2006 to 12/31/2006	$11.20	$12.75	3,326.4522
1/1/2007 to 12/31/2007	$12.75	$13.25	3303.0
1/1/2008 to 12/31/2008	$13.25	$8.20	9318.9

BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$11.17	$12.72	0
1/1/2006 to 12/31/2006	$12.72	$16.03	5,315.125
1/1/2007 to 12/31/2007	$16.03	$17.43	5732.7
1/1/2008 to 12/31/2008	$17.43	$9.88	8748.7

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$11.23	$12.54	0
1/1/2006 to 12/31/2006	$12.54	$14.18	15,378.469
1/1/2007 to 12/31/2007	$14.18	$15.14	19323.5
1/1/2008 to 12/31/2008	$15.14	$9.14	26237.2

BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$11.09	$12.22	5,668.3135
1/1/2006 to 12/31/2006	$12.22	$12.91	5,786.5547
1/1/2007 to 12/31/2007	$12.91	$13.79	9107.5
1/1/2008 to 12/31/2008	$13.79	$8.06	11150.1

BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$11.31	$12.88	32,551.1816
1/1/2006 to 12/31/2006	$12.88	$14.73	17,280.7855
1/1/2007 to 12/31/2007	$14.73	$15.37	22661.1
1/1/2008 to 12/31/2008	$15.37	$9.51	26749.8

BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$10.44	$12.04	0
1/1/2006 to 12/31/2006	$12.04	$13.38	2,144.8881
1/1/2007 to 12/31/2007	$13.38	$13.07	2279.3
1/1/2008 to 12/31/2008	$13.07	$7.72	1324.8

BlackRock Global Growth
5/1/2008 to 12/31/2008	$10.10	$5.78	0

Davis Value
5/20/2005 to 12/31/2005	$10.68	$11.66	8,520.4786
1/1/2006 to 12/31/2006	$11.66	$13.22	73,036.6398
1/1/2007 to 12/31/2007	$13.22	$13.64	18642.6
1/1/2008 to 12/31/2008	$13.64	$8.02	32071.7

Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$10.77	$10.96	52,281.5867
1/1/2006 to 12/31/2006	$10.96	$12.56	60,933.592
1/1/2007 to 12/31/2007	$12.56	$13.24	69699.0
1/1/2008 to 12/31/2008	$13.24	$9.18	80694.5

Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$10.10	$10.30	25,193.4261
1/1/2006 to 12/31/2006	$10.30	$10.72	68,594.7521
1/1/2007 to 12/31/2007	$10.72	$10.75	495.8
1/1/2008 to 12/31/2008	$10.75	$7.72	5534.7

Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$10.38	$10.52	53994.5
1/1/2008 to 12/31/2008	$10.52	$6.75	43661.7
Federated Capital Appreciation
5/20/2005 to 12/31/2005	$10.59	$10.89	0
1/1/2006 to 12/31/2006	$10.89	$12.47	0
1/1/2007 to 12/31/2007	$12.47	$13.50	67544.6
1/1/2008 to 12/31/2008	$13.50	$9.40	77982.5

Federated Kaufmann
5/20/2005 to 12/31/2005	$10.99	$12.51	0
1/1/2006 to 12/31/2006	$12.51	$14.17	2,016.3656
1/1/2007 to 12/31/2007	$14.17	$16.90	24859.6
1/1/2008 to 12/31/2008	$16.90	$9.70	17391.9

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Templeton Foreign Securities
5/20/2005 to 12/31/2005	$11.03	$12.31	10,661.7811
1/1/2006 to 12/31/2006	$12.31	$14.75	14,080.8818
1/1/2007 to 12/31/2007	$14.75	$16.80	16608.9
1/1/2008 to 12/31/2008	$16.80	$9.88	17792.0

Templeton Growth Securities
5/20/2005 to 12/31/2005	$10.92	$11.91	19,735.5289
1/1/2006 to 12/31/2006	$11.91	$14.32	2,124.7392
1/1/2007 to 12/31/2007	$14.32	$14.45	3666.8
1/1/2008 to 12/31/2008	$14.45	$8.22	4626.3

Janus Aspen Forty
5/1/2007 to 12/31/2007	$10.60	$13.42	162719.0
1/1/2008 to 12/31/2008	$13.42	$7.37	72101.3

Janus Aspen - Enterprise(1)
5/1/2007 to 12/31/2007	$10.58	$11.62	34204.2
1/1/2008 to 12/31/2008	$11.62	$6.44	24411.5

Roszel/Delaware Trend
5/20/2005 to 12/31/2005	$10.14	$11.42	0
1/1/2006 to 12/31/2006	$11.42	$12.11	0
1/1/2007 to 12/31/2007	$12.11	$13.12	0
1/1/2008 to 12/31/2008	$13.12	$6.99	0

Roszel/JP Morgan Small Cap Growth
5/20/2005 to 12/31/2005	$10.24	$11.55	0
1/1/2006 to 12/31/2006	$11.55	$13.17	362.3866
1/1/2007 to 12/31/2007	$13.17	$14.51	1597.9
1/1/2008 to 12/31/2008	$14.51	$8.14	1996.8

Roszel/Lord Abbett Affiliated
5/20/2005 to 12/31/2005	$10.62	$11.22	0
1/1/2006 to 12/31/2006	$11.22	$13.00	42,456.7512
1/1/2007 to 12/31/2007	$13.00	$13.28	45971.0
1/1/2008 to 12/31/2008	$13.28	$8.84	37744.4

Roszel/Lord Abbett Bond Debenture
5/20/2005 to 12/31/2005	$9.99	$10.52	0
1/1/2006 to 12/31/2006	$10.52	$11.32	1,449.1163
1/1/2007 to 12/31/2007	$11.32	$11.76	6573.1
1/1/2008 to 12/31/2008	$11.76	$9.36	10941.8

Roszel/Lord Abbett Mid Cap Value
5/20/2005 to 12/31/2005	$11.07	$12.06	5,289.1054
1/1/2006 to 12/31/2006	$12.06	$13.33	9,678.0915
1/1/2007 to 12/31/2007	$13.33	$13.21	37887.6
1/1/2008 to 12/31/2008	$13.21	$7.86	20135.3

Roszel/Allianz CCM Capital Appreciation
5/20/2005 to 12/31/2005	$10.92	$12.02	0
1/1/2006 to 12/31/2006	$12.02	$12.61	141.1886
1/1/2007 to 12/31/2007	$12.61	$14.62	148.0
1/1/2008 to 12/31/2008	$14.62	$8.43	895.7

Roszel/Allianz NFJ Small Cap Value
5/20/2005 to 12/31/2005	$10.90	$12.19	832.6906
1/1/2006 to 12/31/2006	$12.19	$14.64	9,859.3406
1/1/2007 to 12/31/2007	$14.64	$14.91	15984.8
1/1/2008 to 12/31/2008	$14.91	$10.82	17197.0

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Marsico Large Cap Growth
5/1/2006 to 12/31/2006	$10.05	$10.16	0
1/1/2007 to 12/31/2007	$10.16	$12.25	149527.0
1/1/2008 to 12/31/2008	$12.25	$6.95	173559.1

Roszel/Seligman Mid Cap Growth
5/20/2005 to 12/31/2005	$10.94	$12.09	365.4552
1/1/2006 to 12/31/2006	$12.09	$12.59	381.8676
1/1/2007 to 12/31/2007	$12.59	$14.44	1250.3
1/1/2008 to 12/31/2008	$14.44	$7.52	1565.4

Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$10.63	$11.19	0
1/1/2006 to 12/31/2006	$11.19	$11.89	0
1/1/2007 to 12/31/2007	$11.89	$13.35	758.1
1/1/2008 to 12/31/2008	$13.35	$7.16	4225.4

Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$10.63	$11.30	0
1/1/2006 to 12/31/2006	$11.30	$12.80	2,084.0163
1/1/2007 to 12/31/2007	$12.80	$13.15	2069.2
1/1/2008 to 12/31/2008	$13.15	$7.96	2049.9

Oppenheimer Main Street Small Cap/VA
5/20/2005 to 12/31/2005	$10.89	$12.35	8,344.1995
1/1/2006 to 12/31/2006	$12.35	$13.97	2,291.2785
1/1/2007 to 12/31/2007	$13.97	$13.59	3412.5
1/1/2008 to 12/31/2008	$13.59	$8.31	3101.5

Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$11.05	$11.96	0
1/1/2007 to 12/31/2007	$11.96	$16.81	872.2
1/1/2008 to 12/31/2008	$16.81	$6.91	6051.7

Pioneer Fund VCT
5/20/2005 to 12/31/2005	$10.69	$11.37	33,232.741
1/1/2006 to 12/31/2006	$11.37	$13.05	110,924.5449
1/1/2007 to 12/31/2007	$13.05	$13.49	1895.2
1/1/2008 to 12/31/2008	$13.49	$8.73	936.1

Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$9.80	$10.31	3,837.8104
1/1/2006 to 12/31/2006	$10.31	$11.01	0
1/1/2007 to 12/31/2007	$11.01	$11.46	2381.8
1/1/2008 to 12/31/2008	$11.46	$7.27	9156.8

Pioneer Real Estate Shares VCT
5/1/2008 to 12//31/2008	$11.61	$6.30	18464.6

Premier VIT NFJ Dividend Value
5/1/2007 to 12/31/2007	$10.49	$9.92	1235.6
1/1/2008 to 12/31/2008	$9.92	$6.32	3387.0

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Pimco CommodityRealReturn Strategy
5/20/2005 to 12/31/2005	$10.03	$11.41	16,397.434
1/1/2006 to 12/31/2006	$11.41	$10.89	48,499.7943
1/1/2007 to 12/31/2007	$10.89	$13.23	56230.5
1/1/2008 to 12/31/2008	$13.23	$7.33	49029.1

PIMCO Low Duration
4/27/2007 to 12/31/2007	$10.03	$10.51	17288.8
1/1/2008 to 12/31/2008	$10.51	$10.31	18739.2

Pimco Real Return
5/20/2005 to 12/31/2005	$10.35	$10.30	18,179.7175
1/1/2006 to 12/31/2006	$10.30	$10.22	22,981.8344
1/1/2007 to 12/31/2007	$10.22	$11.15	103682.1
1/1/2008 to 12/31/2008	$11.15	$10.21	119644.8

Pimco Total Return
5/20/2005 to 12/31/2005	$10.21	$10.20	100,771.0972
1/1/2006 to 12/31/2006	$10.20	$10.44	199,183.6692
1/1/2007 to 12/31/2007	$10.44	$11.19	276412.3
1/1/2008 to 12/31/2008	$11.19	$11.56	390786.1

Transamerica Convertible Securities VP
5/1/2008 to 12/31/2008	$10.49	$6.77	0

Transamerica Equity VP
5/1/2008 to 12/31/2008	$10.83	$6.15	0

Transamerica Growth Opportunities VP
5/1/2008 to 12/31/2008	$10.69	$6.74	0

Transamerica Small/Mid Cap Value VP
5/1/2008 to 12/31/2008	$10.41	$6.10	0

Van Kampen Comstock
5/20/2005 to 12/31/2005	$10.75	$11.21	54,866.3982
1/1/2006 to 12/31/2006	$11.21	$12.85	17,994.656
1/1/2007 to 12/31/2007	$12.85	$12.41	22304.1
1/1/2008 to 12/31/2008	$12.41	$7.87	19954.1

Wanger International
4/27/2007 to 12/31/2007	$10.74	$11.26	12416.6
1/1/2008 to 12/31/2008	$11.26	$6.04	12972.8

Wanger USA
5/20/2005 to 12/31/2005	$11.15	$12.51	18,157.089
1/1/2006 to 12/31/2006	$12.51	$13.30	52,845.9781
1/1/2007 to 12/31/2007	$13.30	$13.82	3256.9
1/1/2008 to 12/31/2008	$13.82	$8.21	19738.0

Class C
(if you purchased your policy prior to June 23, 2008)

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM V.I. Basic Value
5/20/2005 to 12/31/2005	$10.78	$11.51	0
1/1/2006 to 12/31/2006	$11.51	$12.82	0
1/1/2007 to 12/31/2007	$12.82	$12.81	0
1/1/2008 to 12/31/2008	$12.81	$6.08	0

AIM V.I. Mid Cap Core Equity
5/20/2005 to 12/31/2005	$10.67	$11.41	0
1/1/2006 to 12/31/2006	$11.41	$12.49	0
1/1/2007 to 12/31/2007	$12.49	$13.47	412.4
1/1/2008 to 12/31/2008	$13.47	$9.47	485.8

AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$10.55	$10.44	367.7
1/1/2008 to 12/31/2008	$10.44	$4.81	1130.2

AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$10.77	$11.70	2,993.7633
1/1/2006 to 12/31/2006	$11.70	$13.17	3,587.0069
1/1/2007 to 12/31/2007	$13.17	$13.18	1854.8
1/1/2008 to 12/31/2008	$13.18	$8.36	1275.5

AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$10.77	$11.35	0
1/1/2006 to 12/31/2006	$11.35	$13.56	0
1/1/2007 to 12/31/2007	$13.56	$12.81	919.6
1/1/2008 to 12/31/2008	$12.81	$7.46	885.7

American Century VP Ultra
5/20/2005 to 12/31/2005	$10.48	$11.02	0
1/1/2006 to 12/31/2006	$11.02	$10.49	0
1/1/2007 to 12/31/2007	$10.49	$12.50	0
1/1/2008 to 12/31/2008	$12.50	$7.20	0

AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$10.36	$11.24	0
1/1/2006 to 12/31/2006	$11.24	$12.67	4,376.2567
1/1/2007 to 12/31/2007	$12.67	$13.26	4451.0
1/1/2008 to 12/31/2008	$13.26	$9.18	7346.8

AFIS Bond Fund
5/20/2005 to 12/31/2005	$9.94	$10.14	6,445.4548
1/1/2006 to 12/31/2006	$10.14	$10.66	16,967.2009
1/1/2007 to 12/31/2007	$10.66	$10.83	15813.9
1/1/2008 to 12/31/2008	$10.83	$9.64	11822.4

AFIS Growth Fund
5/20/2005 to 12/31/2005	$10.91	$12.58	4,239.3245
1/1/2006 to 12/31/2006	$12.58	$13.62	10,413.263
1/1/2007 to 12/31/2007	$13.62	$15.04	8288.8
1/1/2008 to 12/31/2008	$15.04	$8.28	15327.6

AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$10.54	$11.20	0
1/1/2006 to 12/31/2006	$11.20	$12.68	0
1/1/2007 to 12/31/2007	$12.68	$13.09	4955.7
1/1/2008 to 12/31/2008	$13.09	$7.99	965.0

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AFIS International Fund
5/20/2005 to 12/31/2005	$10.96	$13.39	1,825.0977
1/1/2006 to 12/31/2006	$13.39	$15.66	6,522.999
1/1/2007 to 12/31/2007	$15.66	$18.47	11717.6
1/1/2008 to 12/31/2008	$18.47	$10.50	15634.8

BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$10.41	$11.00	0
1/1/2006 to 12/31/2006	$11.00	$13.19	0
1/1/2007 to 12/31/2007	$13.19	$13.22	4525.3
1/1/2008 to 12/31/2008	$13.22	$8.23	4967.2

BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$10.11	$10.12	0
1/1/2006 to 12/31/2006	$10.12	10.39	0
1/1/2007 to 12/31/2007	$10.39	$10.60	293.3
1/1/2008 to 12/31/2008	$10.60	$9.17	2381.8

BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$10.01	$10.10	0
1/1/2006 to 12/31/2006	$10.10	$10.39	6,995.4939
1/1/2007 to 12/31/2007	$10.39	$10.73	7914.3
1/1/2008 to 12/31/2008	$10.73	$10.82	7693.9

BlackRock Fundamental Growth V.I.
5/20/2005 to 12/31/2005	$10.60	$11.43	0
1/1/2006 to 12/31/2006	$11.43	$11.76	0
1/1/2007 to 12/31/2007	$11.76	$13.78	7376.4
1/1/2008 to 12/31/2008	$13.78	$8.30	10826.8

BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$10.72	$11.86	0
1/1/2006 to 12/31/2006	$11.86	$13.60	18,038.9956
1/1/2007 to 12/31/2007	$13.60	$15.66	20161.2
1/1/2008 to 12/31/2008	$15.66	$12.42	24609.4

BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$10.17	$10.21	0
1/1/2006 to 12/31/2006	$10.21	$10.44	0
1/1/2007 to 12/31/2007	$10.44	$10.69	0
1/1/2008 to 12/31/2008	$10.69	$11.34	0

BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$9.93	$10.39	0
1/1/2006 to 12/31/2006	$10.39	$11.20	0
1/1/2007 to 12/31/2007	$11.20	$11.29	110.7
1/1/2008 to 12/31/2008	$11.29	$7.87	144.3

BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$10.67	$11.18	0
1/1/2006 to 12/31/2006	$11.18	$12.71	0
1/1/2007 to 12/31/2007	$12.71	$13.18	0
1/1/2008 to 12/31/2008	$13.18	$8.14	4698.6

BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$11.16	$12.69	2,263.346
1/1/2006 to 12/31/2006	$12.69	$15.98	2,138.1477
1/1/2007 to 12/31/2007	$15.98	$17.35	62.2
1/1/2008 to 12/31/2008	$17.35	$9.82	129.3

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$11.22	$12.52	0
1/1/2006 to 12/31/2006	$12.52	$14.13	4,497.5493
1/1/2007 to 12/31/2007	$14.13	$15.07	6325.1
1/1/2008 to 12/31/2008	$15.07	$9.08	3354.6

BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$11.08	$12.19	3,243.3993
1/1/2006 to 12/31/2006	$12.19	$12.86	3,910.3127
1/1/2007 to 12/31/2007	$12.86	$13.72	0
1/1/2008 to 12/31/2008	$13.72	$8.01	0

BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$11.30	$12.86	4,988.7107
1/1/2006 to 12/31/2006	$12.86	$14.68	2,878.6034
1/1/2007 to 12/31/2007	$14.68	$15.30	0
1/1/2008 to 12/31/2008	$15.30	$9.44	0

BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$10.43	$12.01	0
1/1/2006 to 12/31/2006	$12.01	$13.34	0
1/1/2007 to 12/31/2007	$13.34	$13.01	423.2
1/1/2008 to 12/31/2008	$13.01	$7.68	609.8

BlackRock Global Growth
5/1/2008 to 12/31/2008	$10.10	$5.77	0

Davis Value
5/20/2005 to 12/31/2005	$10.67	$11.64	3,823.4864
1/1/2006 to 12/31/2006	$11.64	$13.18	10,385.9974
1/1/2007 to 12/31/2007	$13.18	$13.57	3469.1
1/1/2008 to 12/31/2008	$13.57	$7.97	2309.5

Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$10.75	$10.93	4,289.7013
1/1/2006 to 12/31/2006	$10.93	$12.52	3,603.7371
1/1/2007 to 12/31/2007	$12.52	$13.18	7532.7
1/1/2008 to 12/31/2008	$13.18	$9.12	10029.7

Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$10.09	$10.28	8,494.6428
1/1/2006 to 12/31/2006	$10.28	$10.69	11,712.2309
1/1/2007 to 12/31/2007	$10.69	$10.70	0
1/1/2008 to 12/31/2008	$10.70	$7.67	0

Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$10.38	$10.51	5499.5
1/1/2008 to 12/31/2008	$10.51	$6.73	5741.2

Federated Capital Appreciation
5/20/2005 to 12/31/2005	$10.58	$10.87	0
1/1/2006 to 12/31/2006	$10.87	$12.43	0
1/1/2007 to 12/31/2007	$12.43	$13.44	7814.2
1/1/2008 to 12/31/2008	$13.44	$9.34	11956.5

Federated Kaufmann
5/20/2005 to 12/31/2005	$10.98	$12.49	0
1/1/2006 to 12/31/2006	$12.49	$14.12	0
1/1/2007 to 12/31/2007	$14.12	$16.82	1645.8
1/1/2008 to 12/31/2008	$16.82	$9.63	1106.4

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Templeton Foreign Securities
5/20/2005 to 12/31/2005	$11.02	$12.28	2,312.672
1/1/2006 to 12/31/2006	$12.28	$14.70	7,398.2929
1/1/2007 to 12/31/2007	$14.70	$16.72	6162.4
1/1/2008 to 12/31/2008	$16.72	$9.82	4047.8

Templeton Growth Securities
5/20/2005 to 12/31/2005	$10.91	$11.89	1,028.0394
1/1/2006 to 12/31/2006	$11.89	$14.27	0
1/1/2007 to 12/31/2007	$14.27	$14.38	831.9
1/1/2008 to 12/31/2008	$14.38	$8.17	924.8

Janus Aspen Forty
5/1/2007 to 12/31/2007	$10.60	$13.40	14431.5
1/1/2008 to 12/31/2008	$13.40	$7.35	8306.0

Janus Aspen - Enterprise(1)
5/1/2007 to 12/31/2007	$10.58	$11.60	2385.5
1/1/2008 to 12/31/2008	$11.60	$6.42	1682.7

Roszel/Delaware Trend
5/20/2005 to 12/31/2005	$10.13	$11.40	2,441.7602
1/1/2006 to 12/31/2006	$11.40	$12.07	2,398.3071
1/1/2007 to 12/31/2007	$12.07	$13.06	0
1/1/2008 to 12/31/2008	$13.06	$6.94	0

Roszel/JP Morgan Small Cap Growth
5/20/2005 to 12/31/2005	$10.23	$11.53	0
1/1/2006 to 12/31/2006	$11.53	$13.12	260.5195
1/1/2007 to 12/31/2007	$13.12	$14.44	176.8
1/1/2008 to 12/31/2008	$14.44	$8.09	674.0

Roszel/Lord Abbett Affiliated
5/20/2005 to 12/31/2005	$10.61	$11.20	0
1/1/2006 to 12/31/2006	$11.20	$12.96	3,180.7397
1/1/2007 to 12/31/2007	$12.96	$13.21	4127.0
1/1/2008 to 12/31/2008	$13.21	$8.79	4400.1

Roszel/Lord Abbett Bond Debenture
5/20/2005 to 12/31/2005	$9.98	$10.50	0
1/1/2006 to 12/31/2006	$10.50	$11.28	0
1/1/2007 to 12/31/2007	$11.28	$11.71	0
1/1/2008 to 12/31/2008	$11.71	$9.31	0

Roszel/Lord Abbett Mid Cap Value
5/20/2005 to 12/31/2005	$11.06	$12.04	2,313.4622
1/1/2006 to 12/31/2006	$12.04	$13.29	3,704.6257
1/1/2007 to 12/31/2007	$13.29	$13.14	2502.5
1/1/2008 to 12/31/2008	$13.14	$7.81	1674.6

Roszel/Allianz CCM Capital Appreciation
5/20/2005 to 12/31/2005	$10.91	$11.99	0
1/1/2006 to 12/31/2006	$11.99	$12.57	0
1/1/2007 to 12/31/2007	$12.57	$14.55	0
1/1/2008 to 12/31/2008	$14.55	$8.38	0

Roszel/Allianz NFJ Small Cap Value
5/20/2005 to 12/31/2005	$10.89	$12.17	2,275.0185
1/1/2006 to 12/31/2006	$12.17	$14.59	3,585.5669
1/1/2007 to 12/31/2007	$14.59	$14.83	1385.7
1/1/2008 to 12/31/2008	$14.83	$10.76	2512.7

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Marsico Large Cap Growth
5/1/2006 to 12/31/2006	$10.05	$10.15	4,168.0591
1/1/2007 to 12/31/2007	$10.15	$12.22	14528.7
1/1/2008 to 12/31/2008	$12.22	$6.92	20331.0

Roszel/Seligman Mid Cap Growth
5/20/2005 to 12/31/2005	$10.93	$12.07	0
1/1/2006 to 12/31/2006	$12.07	$12.55	0
1/1/2007 to 12/31/2007	$12.55	$14.37	0
1/1/2008 to 12/31/2008	$14.37	$7.47	0

Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$10.62	$11.17	3,955.4024
1/1/2006 to 12/31/2006	$11.17	$11.85	4,001.0731
1/1/2007 to 12/31/2007	$11.85	$13.29	0
1/1/2008 to 12/31/2008	$13.29	$7.11	0

Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$10.62	$11.28	0
1/1/2006 to 12/31/2006	$11.28	$12.76	0
1/1/2007 to 12/31/2007	$12.76	$13.09	0
1/1/2008 to 12/31/2008	$13.09	$7.91	0

Oppenheimer Main Street Small Cap/VA
5/20/2005 to 12/31/2005	$10.88	$12.32	164.2837
1/1/2006 to 12/31/2006	$12.32	$13.92	0
1/1/2007 to 12/31/2007	$13.92	$13.52	0
1/1/2008 to 12/31/2008	$13.52	$8.26	0

Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$11.04	$11.94	0
1/1/2007 to 12/31/2007	$11.94	$16.76	203.1
1/1/2008 to 12/31/2008	$16.76	$6.88	397.7

Pioneer Fund VCT
5/20/2005 to 12/31/2005	$10.68	$11.35	3,146.4
1/1/2006 to 12/31/2006	$11.35	$13.00	6,300.994
1/1/2007 to 12/31/2007	$13.00	$13.42	0
1/1/2008 to 12/31/2008	$13.42	$8.68	0

Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$9.79	$10.29	0
1/1/2006 to 12/31/2006	$10.29	$10.97	0
1/1/2007 to 12/31/2007	$10.97	$11.41	588.8
1/1/2008 to 12/31/2008	$11.41	$7.22	755.8

Pioneer Real Estate Shares VCT
5/1/2008 to 12/31/2008	$11.60	$6.29	1671.3

Premier VIT NFJ Dividend Value
5/1/2007 to 12/31/2007	$10.49	$9.91	0
1/1/2008 to 12/31/2008	$9.91	$6.30	0

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Pimco CommodityRealReturn Strategy
5/20/2005 to 12/31/2005	$10.03	$11.39	6,334.1065
1/1/2006 to 12/31/2006	$11.39	$10.86	8,448.0536
1/1/2007 to 12/31/2007	$10.86	$13.17	4098.8
1/1/2008 to 12/31/2008	$13.17	$7.28	2888.8

PIMCO Low Duration
4/27/2007 to 12/31/2007	$10.03	$10.49	0
1/1/2008 to 12/31/2008	$10.49	$10.28	0

Pimco Real Return
5/20/2005 to 12/31/2005	$10.34	$10.28	5,354.4765
1/1/2006 to 12/31/2006	$10.28	$10.19	5,767.529
1/1/2007 to 12/31/2007	$10.19	$11.09	12394.4
1/1/2008 to 12/31/2008	$11.09	$10.15	13674.8

Pimco Total Return
5/20/2005 to 12/31/2005	$10.20	$10.18	16,795.1318
1/1/2006 to 12/31/2006	$10.18	$10.40	23,959.6097
1/1/2007 to 12/31/2007	$10.40	$11.13	34332.0
1/1/2008 to 12/31/2008	$11.13	$11.48	52037.5

Transamerica Convertible Securities VP
5/1/2008 to 12/31/2008	$10.49	$6.76	0

Transamerica Equity VP
5/1/2008 to 12/31/2008	$10.83	$6.14	0

Transamerica Growth Opportunities VP
5/1/2008 to 12/31/2008	$10.68	$6.73	0

Transamerica Small/Mid Cap Value VP
5/1/2008 to 12/31/2008	$10.41	$6.09	0

Van Kampen Comstock
5/20/2005 to 12/31/2005	$10.74	$11.19	3,213.0255
1/1/2006 to 12/31/2006	$11.19	$12.81	678.991
1/1/2007 to 12/31/2007	$12.81	$12.35	0
1/1/2008 to 12/31/2008	$12.35	$7.82	0

Wanger International
4/27/2007 to 12/31/2007	$10.74	$11.25	1177.7
1/1/2008 to 12/31/2008	$11.25	$6.02	232.3

Wanger USA
5/20/2005 to 12/31/2005	$11.14	$12.49	324.1825
1/1/2006 to 12/31/2006	$12.49	$13.26	4,010.027
1/1/2007 to 12/31/2007	$13.26	$13.75	2151.1
1/1/2008 to 12/31/2008	$13.75	$8.16	2662.4

Class XC
(if you purchased your policy prior to June 23, 2008)

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AIM V.I. Basic Value
5/20/2005 to 12/31/2005	$10.78	$11.50	0
1/1/2006 to 12/31/2006	$11.50	$12.80	0
1/1/2007 to 12/31/2007	$12.80	$12.79	9029.1
1/1/2008 to 12/31/2008	$12.79	$6.07	8953.1

AIM V.I. Mid Cap Core Equity
5/20/2005 to 12/31/2005	$10.66	$11.40	0
1/1/2006 to 12/31/2006	$11.40	$12.48	5,303.3493
1/1/2007 to 12/31/2007	$12.48	$13.45	8014.6
1/1/2008 to 12/31/2008	$13.45	$9.45	7557.8

AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$10.54	$10.43	0
1/1/2008 to 12/31/2008	$10.43	$4.80	48627.3

AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$10.76	$11.69	48,063.9724
1/1/2006 to 12/31/2006	$11.69	$13.16	89,396.4384
1/1/2007 to 12/31/2007	$13.16	$13.16	31895.2
1/1/2008 to 12/31/2008	$13.16	$8.34	28125.0

AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$10.76	$11.35	0
1/1/2006 to 12/31/2006	$11.35	$13.54	13,675.3204
1/1/2007 to 12/31/2007	$13.54	$12.79	21579.7
1/1/2008 to 12/31/2008	$12.79	$7.44	19343.0

American Century VP Ultra
5/20/2005 to 12/31/2005	$10.47	$11.02	0
1/1/2006 to 12/31/2006	$11.02	$10.48	0
1/1/2007 to 12/31/2007	$10.48	$12.48	0
1/1/2008 to 12/31/2008	$12.48	$7.18	0

AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$10.36	$11.23	4,896.2837
1/1/2006 to 12/31/2006	$11.23	$12.65	17,532.0919
1/1/2007 to 12/31/2007	$12.65	$13.24	26564.0
1/1/2008 to 12/31/2008	$13.24	$9.16	25080.1

AFIS Bond Fund
5/20/2005 to 12/31/2005	$9.98	$10.14	22,171.1846
1/1/2006 to 12/31/2006	$10.14	$10.65	126,158.1443
1/1/2007 to 12/31/2007	$10.65	$10.81	192478.1
1/1/2008 to 12/31/2008	$10.81	$9.62	141153.2

AFIS Growth Fund
5/20/2005 to 12/31/2005	$10.91	$12.57	85,228.2661
1/1/2006 to 12/31/2006	$12.57	$13.61	205,559.9822
1/1/2007 to 12/31/2007	$13.61	$15.01	108558.7
1/1/2008 to 12/31/2008	$15.01	$8.26	160807.4

AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$10.54	$11.20	12,954.4288
1/1/2006 to 12/31/2006	$11.20	$12.67	47,224.1683
1/1/2007 to 12/31/2007	$12.67	$13.07	48151.7
1/1/2008 to 12/31/2008	$13.07	$7.98	96210.5

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

AFIS International Fund
5/20/2005 to 12/31/2005	$10.96	$13.39	50,298.6919
1/1/2006 to 12/31/2006	$13.39	$15.64	132,574.3438
1/1/2007 to 12/31/2007	$15.64	$18.44	159714.4
1/1/2008 to 12/31/2008	$18.44	$10.48	164518.9

BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$10.40	$10.99	8,828.574
1/1/2006 to 12/31/2006	$10.99	$13.18	12,066.718
1/1/2007 to 12/31/2007	$13.18	$13.20	65861.0
1/1/2008 to 12/31/2008	$13.20	$8.21	61677.7

BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$10.11	$10.11	4,330.6585
1/1/2006 to 12/31/2006	$10.11	$10.38	4,305.2257
1/1/2007 to 12/31/2007	$10.38	$10.59	17354.3
1/1/2008 to 12/31/2008	$10.59	$9.15	17209.4

BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$10.01	$10.10	10,383.4577
1/1/2006 to 12/31/2006	$10.10	$10.38	13,147.8401
1/1/2007 to 12/31/2007	$10.38	$10.71	29710.4
1/1/2008 to 12/31/2008	$10.71	$10.80	31359.1

BlackRock Fundamental Growth V.I.
5/20/2005 to 12/31/2005	$10.59	$11.43	9,828.7833
1/1/2006 to 12/31/2006	$11.43	$11.75	14,323.2789
1/1/2007 to 12/31/2007	$11.75	$13.76	111250.2
1/1/2008 to 12/31/2008	$13.76	$8.28	122395.6

BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$10.72	$11.85	7,582.8283
1/1/2006 to 12/31/2006	$11.85	$13.58	27,964.0267
1/1/2007 to 12/31/2007	$13.58	$15.63	41450.5
1/1/2008 to 12/31/2008	$15.63	$12.39	38066.1

BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$10.17	$10.20	0
1/1/2006 to 12/31/2006	$10.20	$10.43	0
1/1/2007 to 12/31/2007	$10.43	$10.68	13072.1
1/1/2008 to 12/31/2008	$10.68	$11.32	12962.1

BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$9.92	$10.39	4,707.5578
1/1/2006 to 12/31/2006	$10.39	$11.19	6,490.6291
1/1/2007 to 12/31/2007	$11.19	$11.27	6621.7
1/1/2008 to 12/31/2008	$11.27	$7.85	6725.4

BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$10.67	$11.17	0
1/1/2006 to 12/31/2006	$11.17	$12.69	8,458.0697
1/1/2007 to 12/31/2007	$12.69	$13.16	6246.3
1/1/2008 to 12/31/2008	$13.16	$8.13	3544.9

BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$11.16	$12.68	7,856.7592
1/1/2006 to 12/31/2006	$12.68	$15.96	12,644.4165
1/1/2007 to 12/31/2007	$15.96	$17.32	13475.7
1/1/2008 to 12/31/2008	$17.32	$9.80	14127.5

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$11.21	$12.51	12,818.8381
1/1/2006 to 12/31/2006	$12.51	$14.12	23,091.6593
1/1/2007 to 12/31/2007	$14.12	$15.04	23620.3
1/1/2008 to 12/31/2008	$15.04	$9.06	16978.4

BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$11.08	$12.19	0
1/1/2006 to 12/31/2006	$12.19	$12.85	0
1/1/2007 to 12/31/2007	$12.85	$13.70	0
1/1/2008 to 12/31/2008	$13.70	$7.99	0

BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$11.29	$12.85	29,640.5975
1/1/2006 to 12/31/2006	$12.85	$14.67	5,088.9396
1/1/2007 to 12/31/2007	$14.67	$15.27	2327.7
1/1/2008 to 12/31/2008	$15.27	$9.42	280.2

BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$10.42	$12.01	3,749.8293
1/1/2006 to 12/31/2006	$12.01	$13.32	3,751.4396
1/1/2007 to 12/31/2007	$13.32	$12.99	5695.5
1/1/2008 to 12/31/2008	$12.99	$7.66	6147.4

BlackRock Global Growth V.I.
5/1/2008 to 12/31/2008	$10.10	$5.77	0

Davis Value
5/20/2005 to 12/31/2005	$10.67	$11.64	0
1/1/2006 to 12/31/2006	$11.64	$13.16	80,833.1034
1/1/2007 to 12/31/2007	$13.16	$13.55	17557.3
1/1/2008 to 12/31/2008	$13.55	$7.95	19143.8

Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$10.75	$10.93	63,594.3473
1/1/2006 to 12/31/2006	$10.93	$12.50	81,061.1376
1/1/2007 to 12/31/2007	$12.50	$13.15	83930.4
1/1/2008 to 12/31/2008	$13.15	$9.10	91472.4

Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$10.08	$10.27	32,677.7481
1/1/2006 to 12/31/2006	$10.27	$10.68	77,789.4883
1/1/2007 to 12/31/2007	$10.68	$10.68	13685.8
1/1/2008 to 12/31/2008	$10.68	$7.66	16295.0

Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$10.38	$10.51	63494.7
1/1/2008 to 12/31/2008	$10.51	$6.73	69186.0

Federated Capital Appreciation
5/20/2005 to 12/31/2005	$10.58	$10.86	0
1/1/2006 to 12/31/2006	$10.86	$12.41	0
1/1/2007 to 12/31/2007	$12.41	$13.42	80340.7
1/1/2008 to 12/31/2008	$13.42	$9.32	87280.3

Federated Kaufmann
5/20/2005 to 12/31/2005	$10.98	$12.48	0
1/1/2006 to 12/31/2006	$12.48	$14.11	7,922.4028
1/1/2007 to 12/31/2007	$14.11	$16.79	40300.2
1/1/2008 to 12/31/2008	$16.79	$9.61	27083.9

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Templeton Foreign Securities
5/20/2005 to 12/31/2005	$11.02	$12.28	2,206.8546
1/1/2006 to 12/31/2006	$12.28	$14.68	17,138.0812
1/1/2007 to 12/31/2007	$14.68	$16.69	18991.1
1/1/2008 to 12/31/2008	$16.69	$9.80	15236.7

Templeton Growth Securities
5/20/2005 to 12/31/2005	$10.91	$11.88	24,741.6313
1/1/2006 to 12/31/2006	$11.88	$14.25	3,207.7273
1/1/2007 to 12/31/2007	$14.25	$14.36	7950.6
1/1/2008 to 12/31/2008	$14.36	$8.16	9395.9

Janus Aspen Forty
5/1/2007 to 12/31/2007	$10.60	$13.40	184235.5
1/1/2008 to 12/31/2008	$13.40	$7.35	133305.6

Janus Aspen - Enterprise(1)
5/1/2007 to 12/31/2007	$10.58	$11.60	38938.1
1/1/2008 to 12/31/2008	$11.60	$6.41	25320.7

Roszel/Delaware Trend
5/20/2005 to 12/31/2005	$10.13	$11.39	0
1/1/2006 to 12/31/2006	$11.39	$12.06	0
1/1/2007 to 12/31/2007	$12.06	$13.04	0
1/1/2008 to 12/31/2008	$13.04	$6.93	0

Roszel/JP Morgan Small Cap Growth
5/20/2005 to 12/31/2005	$10.23	$11.52	0
1/1/2006 to 12/31/2006	$11.52	$13.11	3,939.6169
1/1/2007 to 12/31/2007	$13.11	$14.42	7465.3
1/1/2008 to 12/31/2008	$14.42	$8.07	9534.0

Roszel/Lord Abbett Affiliated
5/20/2005 to 12/31/2005	$10.60	$11.20	2,456.2465
1/1/2006 to 12/31/2006	$11.20	$12.94	49,127.1009
1/1/2007 to 12/31/2007	$12.94	$13.19	52845.4
1/1/2008 to 12/31/2008	$13.19	$8.77	47248.5

Roszel/Lord Abbett Bond Debenture
5/20/2005 to 12/31/2005	$9.97	$10.49	0
1/1/2006 to 12/31/2006	$10.49	$11.27	0
1/1/2007 to 12/31/2007	$11.27	$11.69	0
1/1/2008 to 12/31/2008	$11.69	$9.29	0

Roszel/Lord Abbett Mid Cap Value
5/20/2005 to 12/31/2005	$11.05	$12.03	4,563.5097
1/1/2006 to 12/31/2006	$12.03	$13.27	9,851.5654
1/1/2007 to 12/31/2007	$13.27	$13.12	28447.4
1/1/2008 to 12/31/2008	$13.12	$7.79	13877.0

Roszel/Allianz CCM Capital Appreciation
5/20/2005 to 12/31/2005	$10.91	$11.99	0
1/1/2006 to 12/31/2006	$11.99	$12.55	224.2559
1/1/2007 to 12/31/2007	$12.55	$14.53	268.8
1/1/2008 to 12/31/2008	$14.53	$8.36	311.9

Roszel/Allianz NFJ Small Cap Value
5/20/2005 to 12/31/2005	$10.88	$12.16	0
1/1/2006 to 12/31/2006	$12.16	$14.58	5,181.3543
1/1/2007 to 12/31/2007	$14.58	$14.81	5926.8
1/1/2008 to 12/31/2008	$14.81	$10.73	5024.6

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Roszel/Marsico Large Cap Growth
5/1/2006 to 12/31/2006	$10.05	$10.14	0
1/1/2007 to 12/31/2007	$10.14	$12.21	166705.3
1/1/2008 to 12/31/2008	$12.21	$6.91	192975.1

Roszel/Seligman Mid Cap Growth
5/20/2005 to 12/31/2005	$10.93	$12.06	2,310.4678
1/1/2006 to 12/31/2006	$12.06	$12.53	6,182.2675
1/1/2007 to 12/31/2007	$12.53	$14.35	2202.1
1/1/2008 to 12/31/2008	$14.35	$7.45	3122.2

Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$10.61	$11.16	0
1/1/2006 to 12/31/2006	$11.16	$11.83	380.3708
1/1/2007 to 12/31/2007	$11.83	$13.27	359.5
1/1/2008 to 12/31/2008	$13.27	$7.10	15880.5

Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$10.62	$11.28	0
1/1/2006 to 12/31/2006	$11.28	$12.74	0
1/1/2007 to 12/31/2007	$12.74	$13.07	0
1/1/2008 to 12/31/2008	$13.07	$7.90	0

Oppenheimer Main Street Small Cap/VA
5/20/2005 to 12/31/2005	$10.88	$12.32	12,356.7936
1/1/2006 to 12/31/2006	$12.32	$13.90	0
1/1/2007 to 12/31/2007	$13.90	$13.50	2025.5
1/1/2008 to 12/31/2008	$13.50	$8.24	4963.7

Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$11.04	$11.94	487.6215
1/1/2007 to 12/31/2007	$11.94	$16.75	10722.8
1/1/2008 to 12/31/2008	$16.75	$6.87	12747.7

Pioneer Fund VCT
5/20/2005 to 12/31/2005	$10.68	$11.34	44,495.9891
1/1/2006 to 12/31/2006	$11.34	$12.99	141,216.2046
1/1/2007 to 12/31/2007	$12.99	$13.40	1989.1
1/1/2008 to 12/31/2008	$13.40	$8.66	2123.9

Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$9.78	$10.29	0
1/1/2006 to 12/31/2006	$10.29	$10.96	1,529.1914
1/1/2007 to 12/31/2007	$10.96	$11.39	1558.8
1/1/2008 to 12/31/2008	$11.39	$7.20	2217.6

Pioneer Real Estate Shares VCT
5/1/2008 to 12/31/2008	$11.60	$6.29	19141.7

Premier VIT NFJ Dividend Value
5/1/2007 to 12/31/2007	$10.49	$9.91	0
1/1/2008 to 12/31/2008	$9.91	$6.29	0

Pimco CommodityRealReturn Strategy
5/20/2005 to 12/31/2005	$10.02	$11.38	23,190.9983
1/1/2006 to 12/31/2006	$11.38	$10.85	51,844.5787
1/1/2007 to 12/31/2007	$10.85	$13.15	65512.3
1/1/2008 to 12/31/2008	$13.15	$7.27	48455.6

			Number of
	Accumulation	Accumulation	Accumulation
	Unit Value	Unit Value	Units
	at beginning	at end of	outstanding at
Subaccount	of period	period	end of period

Pimco CommodityRealReturn Strategy
5/20/2005 to 12/31/2005	$10.02	$11.38	23,190.9983
1/1/2006 to 12/31/2006	$11.38	$10.85	51,844.5787
1/1/2007 to 12/31/2007	$10.85	$13.15	65512.3
1/1/2008 to 12/31/2008	$13.15	$7.27	48455.6

PIMCO Low Duration
4/27/2007 to 12/31/2007	$10.02	$10.49	13900.6
1/1/2008 to 12/31/2008	$10.49	$10.27	14687.0

Pimco Real Return
5/20/2005 to 12/31/2005	$10.33	$10.27	0
1/1/2006 to 12/31/2006	$10.27	$10.18	12,939.877
1/1/2007 to 12/31/2007	$10.18	$11.08	114280.0
/1/2008 to 12/31/2008	$11.08	$10.13	142691.9

Pimco Total Return
5/20/2005 to 12/31/2005	$10.19	$10.17	114,042.2953
1/1/2006 to 12/31/2006	$10.17	$10.39	227,850.8504
1/1/2007 to 12/31/2007	$10.39	$11.12	392952.1
1/1/2008 to 12/31/2008	$11.12	$11.46	524582.8

Transamerica Convertible Securities VP
5/1/2008 To 12/31/2008	$10.49	$6.76	0.0

Transamerica Equity VP
5/1/2008 to 12/31/2008	$10.83	$6.14	0.0

Transamerica Growth Opportunities VP
5/1/2008 to 12/31/2008	$10.68	$6.72	0.0

Transamerica Small/Mid Cap Value VP
5/1/2008 to 12/31/2008	$10.41	$6.09	0.0

Van Kampen Comstock
5/20/2005 to 12/31/2005	$10.74	$11.19	47,129.3706
1/1/2006 to 12/31/2006	$11.19	$12.79	6,265.9896
1/1/2007 to 12/31/2007	$12.79	$12.33	7817.1
1/1/2008 to 12/31/2008	$12.33	$7.80	8241.5

Wanger International
4/27/2007 to 12/31/2007	$10.74	$11.25	14581.6
1/1/2008 to 12/31/2008	$11.25	$6.02	14721.2

Wanger USA
5/20/2005 to 12/31/2005	$11.13	$12.48	24,383.9163
1/1/2006 to 12/31/2006	$12.48	$13.25	80,483.9464
1/1/2007 to 12/31/2007	$13.25	$13.73	3159.8
1/1/2008 to 12/31/2008	$13.73	$8.14	22516.7

(1)	Formerly known as Janus Aspen – Mid Cap Growth Portfolio.

Table of Contents of the Statement of Additional Information
The contents of the Statement of Additional Information for the Contract include the following:
OTHER INFORMATION
    Selling the Contract
    Financial Statements
    Administrative Services Arrangements
    Keep Well Agreement
CALCULATION OF YIELDS AND TOTAL RETURNS
    Money Market Yield
    Other Subaccount Yields
    Total Returns
FINANCIAL STATEMENTS OF ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
FINANCIAL STATEMENTS OF ML LIFE INSURANCE COMPANY OF NEW YORK

Appendix A – Example of Bonus Payment and Recapture

Example: You purchase a Merrill Lynch Investor Choice Annuity® XC Class Contract with an initial premium of $400,000 on May 10, 2009. You make a withdrawal (including any applicable surrender charge (SC)) of $155,000 on July 5, 2010 and pay a subsequent premium of $200,000 on August 1, 2010. Your bonus amounts paid and recaptured, based on hypothetical account values and transactions, are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account. There is, of course, no assurance that the Separate Account will experience positive investment performance. This example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate bonus amounts paid and recaptured, see “Features and Benefits of the Contract – Bonus Payment and Recapture.”

							Bonus
							Amount
		Transactions		Bonus Amounts		Account	Subject to
Date		Prem.	Withdr.	Paid	Recaptured	Value	Recapture

5/10/2009	The contract is issued	$400,000		$18,000		$418,000	$18,000

Premium Allocated to Tier 1 = $125,000
Premium Allocated to Tier 2 = $275,000
Bonus 1 = (.045 x $125,000) + (.045 x $275,000) = $5,625 + $12,375 = $18,000
Bonus 1 Subj. to Recapture = Bonus Recapture Percentage (BRP)Year 1 x Bonus 1
              = 100% x $18,000 = $18,000

5/10/2010	First contract anniversary					$428,000	$11,700
	Assume account value increased by $10,000 due to positive investment performance. Bonus 1 Subj. to Recapture = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700

7/5/2010	Owner takes a $155,000 withdrawal		$155,000		$3,540	$273,160	$8,160

Assume account value increased by $3,700 due to positive investment performance.
Bonus 1 Subj. to Recapture Before Withdrawal = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700
Gain = account value Before Withdrawal — Bonus Amounts Subj. to Recapture — Remaining Premiums
              = $431,700 — $11,700 — $400,000 = $20,000
Free Withdrawal Amount = Greater of 10% Premium or Gain = Max ($40,000, $20,000) = $40,000
Prem 1 Withdrawn = Withdrawal — Gain = $155,000 — $20,000 = $135,000
Prem 1 Withdrawn without SC = Free-Out — Gain = $40,000 — $20,000 = $20,000
Bonus 1 Recapture Ratio = Prem 1 Withdrawn Subj. to SC/Prem 1 Remaining Immediately Prior
              = ($135,000 — $20,000)/($400,000 — $20,000) = $115,000/$380,000 = .3026
Bonus 1 Recaptured = Bonus 1 Subj. to Recapture x Bonus 1 Recapture Ratio
              = $11,700 x .3026 = $3,540
Bonus 1 Subj. to Recapture After Withdrawal = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture)
              = 65% x ($18,000 — $3,540/65%) = $8,160

8/1/2010	Owner puts in $200,000 additional premium	$200,000		$10,000		$459,385	$18,160

Assume account value decreased by $23,775 due to negative investment performance.
Premium Allocated to Tier 2 = $100,000
Premium Allocated to Tier 3 = $100,000
Bonus 2 = (.045 x $100,000) + (.055 x $100,000) = $10,000
Bonus 2 Subj. to Recapture = BRP Year 1 x Bonus 2 = 100% x $10,000 = $10,000
Bonus 1 Subj. to Recapture = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture)
              = 65% x ($18,000 — $3,540/65%) = $8,160

5/10/2011	Second contract anniversary					$454,385	$13,766

Assume account value decreased by $5,000 due to negative investment performance.
Bonus 1 Subj. to Recapture = BRP Year 3 x (Bonus 1 — Recaptured Amount/BRP at time of recapture)
              = 30% x ($18,000 — $3,540/65%) = $3,766
Bonus 2 Subj. to Recapture = BRP Year 1 x (Bonus 2 — Recaptured Amount/BRP at time of recapture)
              = 100% x ($10,000 — $0) = $10,000

5/10/2012	Third contract anniversary					$479,385	$6,500

Assume account value increased by $25,000 due to positive investment performance.
Bonus 1 Subj. to Recapture = BRP Year 4 x (Bonus 1 — Recaptured Amount/BRP at time of recapture)
              = 0% x ($18,000 — $3,540/65%) = $0
Bonus 2 Subj. to Recapture = BRP Year 2 x (Bonus 2 — Recaptured Amount/BRP at time of recapture)
              = 65% x ($10,000 — $0) = $6,500

Appendix B – Example of Maximum Anniversary Value GMDB

Example: Assume that you are under age 76 at issue. You pay an initial premium of $100,000 on May 10, 2009 and a subsequent premium of $10,000 on June 28, 2010. You also make withdrawals (including any applicable surrender charge) of $5,000 on August 3, 2010 and $40,000 on September 22, 2010. Your death benefit, based on hypothetical account values and transactions, and selection of the Maximum Anniversary Value (“MAV”) GMDB option, is illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit when the MAV GMDB is selected. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit, see “GMDB Base – Maximum Anniversary Value.”

				(A)	(B)
		Transactions		GMDB	Account
Date		Prem.	Withdr.	Mav Base	Value	Death Benefit

5/10/2009	The contract is issued	$100,000		$100,000	$100,000	$100,000 (maximum of (A),(B))
	5/10/09 anniversary value = Initial Premium on 5/10/09 = $100,000 GMDB MAV Base = greatest of anniversary values = $100,000

5/10/2010	First contract anniversary			$110,000	$110,000	$110,000 (maximum of (A),(B))

Assume account value increased by $10,000 due to positive investment performance.
 5/10/10 anniversary value = account value on 5/10/10 = $110,000
 GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $110,000

6/28/2010	Owner puts in $10,000 additional premium	$10,000		$120,000	$114,000	$120,000 (maximum of (A),(B))

Assume account value decreased by $6,000 due to negative investment performance.
 5/10/10 anniversary value = anniversary value before premium + additional premium
                                                = $110,000 + $10,000 = $120,000
 GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $120,000

8/3/2010	Owner takes a $5,000 withdrawal		$5,000	$114,000	$95,000	$114,000 (maximum of (A),(B))

Assume account value decreased by $14,000 due to negative investment performance.
 Adjusted withdrawal = withdrawal x (GMDB MAV Base before withdrawal)
                                                               (account value before withdrawal)
                                                 = $5,000 x ($120,000/$100,000)
                                                 = $6,000
 5/10/10 anniversary value = 5/10/10 anniversary value before w/d — adjusted withdrawal
                                                = $120,000 — $6,000 = $114,000
 GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $114,000

9/22/2010	Owner takes a $40,000 withdrawal		$40,000	$76,000	$80,000	$80,000 (maximum of (A),(B))

Assume account value increased by $25,000 due to positive investment performance.
 Adjusted withdrawal = withdrawal x (GMDB MAV Base before withdrawal)
                                                                (account value before withdrawal)
                                                = $40,000 x ($114,000/$120,000)
                                                 = $38,000
 5/10/10 anniversary value = 5/10/10 anniversary value before — adjusted withdrawal
                                                = $114,000 — $38,000 = $76,000
 GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $76,000

5/10/2011	Second contract anniversary			$76,000	$70,000	$76,000 (maximum of (A),(B))

Assume account value decreased by $10,000 due to negative investment performance.
 5/10/10 anniversary value = $76,000
 5/10/11 anniversary value = account value on 5/10/11 = $70,000
 GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $76,000

Appendix C – Example of GMIB

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no investment in Restricted Subaccounts, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Base and therefore the GMIB guaranteed minimum payment.
Facts: Assume that a male, age 60 purchases a Merrill Lynch Investor Choice Annuity® (B Class) Contract on May 10, 2009 with the GMIB, and makes an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB Rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

		ANNUAL GMIB
CONTRACT ANNIVERSARY*	GMIB BASE	PAYMENTS**
(5th) May 10, 2014	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
(10th) May 10, 2019	$162,889	$10,184
(15th) May 10, 2024	$207,893	$14,868
(20th) May 10, 2029	$265,330	$21,715
(25th) May 10, 2034***	$265,330	$24,516
(30th) May 10, 2039	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB charges previously collected would not be refunded.
For a detailed explanation of how we calculate the GMIB Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

APPENDIX D – Example of GMWB

Example: You purchase a Merrill Lynch Investor Choice Annuity® B Class contract with an initial premium of $100,000 on May 10, 2009 at the age of 72. You select the Guaranteed Minimum Withdrawal Benefit rider. You make your first withdrawal on June 15, 2012 at the age of 75 and continue to take withdrawals each Contract Year as shown below. Your Guaranteed Lifetime Amount (GLA) and GMWB Base, based on hypothetical account values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

		Transactions		Account	GMWB
Date		Prem.	Withdr.	Value	Base	GLA

5/10/2009	The contract is issued	$100,000		$100,000	$100,000	$5,500
	The Lifetime Income Percentage is 5.5% if a withdrawal were to be taken.
5/10/2012	Third contract anniversary			$120,000	$120,000	$7,200

Assume account value increased by $20,000 due to positive investment performance and that this is the highest anniversary value since issue.
The Lifetime Income Percentage is now 6.0% since You are age 75 and You have not taken any previous withdrawals.

6/15/2012	Owner takes a $7,200 withdrawal		$7,200	$103,000	$120,000	$7,200
	Assume account value decreased by $9,800 to $110,200 due to negative investment performance. No adjustments apply since withdrawals have not exceeded the GLA during the contract year.
9/14/2012	Owner takes a $35,000 withdrawal		$35,000	$65,000	$65,000	$3,900

Assume account value decreased by $3,000 to $100,000 due to negative investment performance. The previous withdrawal equaled the GLA so entire withdrawal is an excess withdrawal.
Adj. Excess w/d = Excess w/d x (GMWB Base before the excess withdrawal)
 (account value before the excess withdrawal)

	= ($35,000) x ($120,000 /$100,000) = $35,000 x (6/5)

	= $42,000

	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)

	= Min ($120,000 — $42,000, $65,000) = $65,000

5/10/2013	Fourth contract anniversary			$66,000	$65,000	$3,900
	Assume account value increased by $1,000 to $66,000 due to positive investment performance. Since this is not a 3rd Contract Anniversary, the GMWB Base is not reset to the higher value.
11/25/2013	Owner takes a $39,900 withdrawal		$39,900	$16,000	$16,000	$960

Assume account value decreased by $10,100 to $55,900 due to negative investment performance. No previous w/ds have been taken during the contract year so $36,000 is an excess withdrawal.
Adj. Excess w/d = Excess w/d x (GMWB Base before the excess withdrawal)
 (account value before the excess withdrawal)

	= $36,000 x ($65,000 /($55,900 — $3,900) ) = $36,000 x (5/4)

	= $45,000

	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)

	= Min ($65,000 — $45,000, $55,900 — $39,900)

	= Min ($20,000, $16,000) = $16,000

5/10/2021	Twelfth Contract Anniversary — Owner requests a $800 withdrawal		$800	$—	*GMWB RIDER TERMINATED*

Assume withdrawals equal to the GLA have been taken each contract year and the Automatic Step-Up has not changed the GMWB Base. Assume account value has decreased by $15,200 to $800 due to withdrawals and negative investment performance. You receive the remaining $800 of account value and the Company pays You an additional $160. The GMWB Rider and Base Contract terminate. Lifetime monthly payments of $960 /12 = $80 are established with an Annuity Date of 5/10/2022.

Appendix E – GMIB and GMWB Investment Categories

GMIB and GMWB
Investment Categories	Subaccounts
Large Cap
AIM VI Basic Value, AllianceBernstein VPS Value, American Century VP Ultra, Davis Value, Dreyfus VIF Appreciation, Federated Capital Appreciation II, Roszel/Lord Abbett Affiliated, Roszel/Marsico Large Cap Growth, BlackRock S&P 500 Index VI, BlackRock Fundamental Growth VI, BlackRock Basic Value VI, BlackRock Large Cap Core VI, BlackRock Large Cap Growth VI, BlackRock Large Cap Value VI, Eaton Vance VT Large - Cap Value, Janus Aspen Forty, Oppenheimer Main Street/VA, Oppenheimer Capital Appreciation/VA, Roszel/Allianz CCM Capital Appreciation, Pioneer Fund VCT, Premier VIT NFJ Dividend Value, Van Kampen Comstock, American Funds – AFIS Growth – Income, TST Transamerica Equity, TST Transamerica Growth Opportunities
Mid Cap	AIM VI Mid Cap Core Equity, Federated Kaufmann II, Roszel/Lord Abbett MidCap Value, Janus Aspen - Enterprise, Roszel/Seligman Mid-Cap Growth
Small Cap
AllianceBernstein VPS Small / Mid Cap Value, Roszel/Delaware Trend, Roszel/JPMorgan Small Cap Growth, BlackRock Value Opportunities VI, Oppenheimer Main Street Small Cap VA, Roszel/Allianz NFJ Small Cap Value, Wanger USA, TST Transamerica Small/Mid Cap Value
International
AllianceBernstein VPS International Value, Pioneer Emerging Markets VCT, Templeton VIP Growth Securities, Templeton VIP Foreign Securities, BlackRock International Value VI, American Funds – AFIS International, Wanger International, BlackRock Global Growth VI
Balanced	BlackRock Global Allocation VI, American Funds – AFIS Asset Allocation
Money Market	BlackRock Money Market VI
Fixed Income
EatonVance VT Floating - Rate Income, Roszel/Lord Abbett Bond Debenture, BlackRock Total Return VI, BlackRock Government Income VI, BlackRock High Income VI, PIMCO Total Return, PIMCO Real Return, Pioneer High Yield VCT, American Funds – AFIS Bond, PIMCO VIT Low Duration
Alternative	PIMCO CommodityRealReturn Strategy, Pioneer Real Estate Shares VCT, TST Transamerica Convertible Securities

Appendix F – GMWB Tax Examples

The following examples illustrate how we intend to tax report a $5,000 payment received by you at various stages under a Contract with a GMWB benefit. Assume the Guaranteed Lifetime Amount is also $5,000. It should be noted that all taxable amounts received under your Contract will be treated as ordinary income. Please note that the tax consequences associated with payments received in accordance with the GMWB are unclear and a tax advisor should be consulted.
(1)	Before annuity payments begin, earnings (or gains) come out first from the Contract and are taxable as ordinary income. Thus, if taken as a pre-annuity date withdrawal, the entire $5,000 payment will consist of taxable earnings until the account value is reduced to an amount below the greater of (i) the investment in the Contract (generally equal to the total premium payments); or (ii) the $5,000 Guaranteed Lifetime Amount.

(2)	Over time, as withdrawals are made from the Contract, the account value may be reduced to zero, but the GMWB benefit still guarantees that $5,000 will be paid each year. The tax treatment of a $5,000 withdrawal may differ as the account value approaches and reaches zero:
Example 1
Year during which account value goes to zero
Assume the account value is $500. $500 of the withdrawal will be from the account value and $4,500 will be part of the GMWB benefit. If the investment in the Contract at the time of payment is $1,000, we will report $4,000 as taxable gain and we will reduce the investment in Contract to zero. Investment in the Contract after the payment equals zero.
Years after account value goes to zero
Full amount of the $5,000 payment is taxed as gain, because investment in the Contract is now zero.
Example 2
Year during which account value goes to zero
Assuming again an account value of $500, $500 of the withdrawal will be taken from the account value and $4,500 will be paid to you as part of the GMWB benefit. If investment in the Contract at the time of payment is $15,000, we will report the entire $5,000 payment as a nontaxable return of premiums, because investment in the Contract is greater than both the guaranteed lifetime payment and the account value. Investment in the Contract immediately after the payment would be reduced by the full amount of the nontaxable payment received by you, to $10,000.
Years after account value goes to zero
Assume the expected return under the Contract is $91,000 ($5,000 each year times the life expectancy of the covered person). The exclusion ratio for the annual $5,000 guaranteed lifetime payments will be 11 percent (which is calculated by dividing the investment in the Contract of $10,000 by the expected return of $91,000). Thus, $4,450 will be reported as taxable income and $550 may be excluded from each annual payment of $5000 until the entire $10,000 investment in the Contract is recovered. After the entire investment in the Contract is recovered, the full amount of each guaranteed lifetime payment will be taxable

ML of New York Variable Annuity
Separate Account A (the “Separate Account”)
Flexible Premium Individual Deferred
Variable Annuity Contract (the “Contract”)
issued by
ML Life Insurance Company of New York
Home Office: 4 Manhattanville Road
Purchase, New York 10577
Service Center: 4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001
Phone: (800) 333-6524
offered through
Transamerica Capital, Inc.
Statement of
Additional Information
May 1, 2009
Merrill Lynch Investor
Choice Annuity®
(Investor Series)

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long-term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by ML Life Insurance Company of New York (“ML of New York”) on a nonqualified basis. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.
This Statement of Additional Information is not a prospectus and should be read together with the Contract’s Prospectus dated May 1, 2009, which is available on request and without charge by writing to or calling ML of New York at the Service Center address or phone number set forth above.

1

Other Information

Selling the Contract
The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Effective May 1, 2008 Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2008, 2007, and 2006, MLPF&S received $576,032, $668,978, and $1,226,629, respectively, in commissions. For the year ended December 31, 2008, Transamerica Capital, Inc. received $184,505 in commissions.
Financial Statements
The financial statements of ML of New York included in this Statement of Additional Information should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of ML of New York to meet any obligations it may have under the Contract.
Administrative Services Arrangements
ML of New York entered into a Service Agreement with its former parent, Merrill Lynch Insurance Group, Inc. (“MLIG”), pursuant to which ML of New York can arrange for MLIG to provide directly or through affiliates certain services. Pursuant to this agreement, ML of New York has arranged for MLIG to provide administrative services for the Separate Account and the Contracts, and MLIG, in turn, has arranged for a subsidiary, Merrill Lynch Insurance Group Services, Inc. (“MLIG Services”), to provide these services. Compensation for these services, which will be paid by ML of New York, will be based on the charges and expenses incurred by MLIG Services, and will reflect MLIG Services’ actual costs. For the years ended December 31, 2008, 2007, and 2006, $732 thousand, $3.4 million, $3.8 million, respectively, in administrative services fees were paid.
Keep Well Agreement
On December 28, 2007, AEGON USA entered into a “keep well” agreement with ML of New York. Under the agreement, so long as ML of New York is a wholly owned subsidiary of AEGON USA, AEGON USA will ensure that ML of New York maintains tangible net worth equal to at least $5 million. At December 31, 2008, the tangible net worth of ML of New York was in excess $5 million. The agreement has a duration of three years so long as ML of New York is a wholly owned affiliate of AEGON USA and it may be terminated by either party upon one year’s written notice. The agreement does not guarantee, directly or indirectly, any indebtedness, liability, or obligation of ML of New York. Upon mutual consent of AEGON USA and ML of New York, the agreement may be modified or amended in ways not less favorable to ML of New York or its contract owners.

2

Calculation of Yields and Total Returns

Money Market Yield
From time to time, ML of New York may quote in advertisements and sales literature the current annualized yield for the BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Funds or on their respective portfolio securities. On a Class-specific basis, the current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the current asset-based insurance charge for each Class and subaccount (1.15% to 1.40% for the B Class; 1.50% to 1.75% for the C Class; 1.35% to 1.60% for the L Class; and 1.55% to 1.80% for the XC Class); and (2) the annual contract fee. For purposes of calculating current yield for a Contract, an average per unit contract fee is used. Based on our current estimates of anticipated contract size, we have assumed the average per unit contract fee to be 0.05%. On a Class-specific basis, current yield will be calculated according to the following formula:
Current Yield = ((NCF – ES)/UV) × (365/7)
Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.
ML of New York also may quote the effective yield of the BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. On a Class-specific basis, the effective yield is calculated by compounding the unannualized base period return according to the following formula:
Effective Yield = (1 + ((NCF – ES)/UV))(365/7) – 1
Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under the Contract, the yields for the BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.
The yields on amounts held in the BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yields for the subaccount are affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund, and the Fund’s operating expenses. Yields on amounts held in the BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

3

Other Subaccount Yields
From time to time, ML of New York may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the BlackRock Money Market V.I. Subaccount) for a Contract for a 30-day or one-month period on a Class-specific basis. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. On a Class-specific basis, the yield is computed by: (1) dividing the net investment income of the Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the current asset-based insurance charge for each Class and subaccount (1.15% to 1.40% for the B Class; 1.50% to 1.75% for the C Class; 1.35% to 1.60% for the L Class; and 1.55% to 1.80% for the XC Class); and the annual contract fee. For purposes of calculating the 30-day or one-month yield, an average contract fee per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. Based on our current estimates of anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the 30-day or one-month yield is calculated according to the following formula:
Yield = 2 × ((((NI – ES)/(U × UV)) + 1)(6) – 1)
Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month.
Currently, ML of New York may quote yields on bond subaccounts. Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Fund.
The yields on the amounts held in the subaccounts normally will fluctuate over time. Therefore, a disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yields are affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.
Yield calculations do not take into account the surrender charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the applicable surrender charge period. A surrender charge will not be imposed on the “free withdrawal amount” each year.
Total Returns
From time to time, ML of New York also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time on a Class-specific basis. Average annual total returns will be provided for a subaccount on a Class-specific basis for 1, 5 and 10 years, or for a shorter period, if applicable. We will not show any performance information for periods of less than six months.
Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period. Total returns do not reflect any rider charges or bonus amounts if applicable.

4

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. The Funds and the subaccounts corresponding to the Funds commenced operations as indicated below:

	Fund Inception	Subaccount Inception
Fund	Date	Date

Transamerica Convertible Securities VP (Service Class)	May 1, 2003	May 1, 2008
Transamerica Equity VP (Service Class)	May 1, 2003	May 1, 2008
Transamerica Growth Opportunities VP (Service Class)	May 1, 2003	May 1, 2008
Transamerica Small/Mid Cap Value VP (Service Class)	May 1, 2004	May 1, 2008
AIM V.I. Basic Value Fund (Series I)	September 10, 2001	May 1, 2005
AIM V.I. Mid Cap Core Equity Fund (Series I)	September 10, 2001	May 1, 2005
AllianceBernstein VPS International Value Portfolio (Class A)	May 10, 2001	May 1, 2007
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)	May 2, 2001	May 1, 2005
AllianceBernstein VPS Value Portfolio (Class A)	July 22, 2002	May 1, 2005
American Century VP Ultra® Fund (Class I)	May 1, 2001	May 1, 2004
American Fund Asset Allocation Fund (Class 2)******	August 1, 1989	May 1, 2005
American Fund Bond Fund (Class 2)******	January 2, 1996	May 1, 2005
American Fund Growth Fund (Class 2)******	February 8, 1984	May 1, 2005
American Fund Growth-Income Fund (Class 2)******	February 8, 1984	May 1, 2005
American Fund International Fund (Class 2)******	May 1, 1990	May 1, 2005
BlackRock Basic Value V.I. Fund (Class I)	July 1, 1993	July 1, 1993
BlackRock Total Return V.I. Fund (Class I)	April 29, 1982	February 21, 1992
BlackRock Fundamental Growth V.I. Fund (Class I)	April 3, 2000	July 14, 2000
BlackRock Global Allocation V.I. Fund (Class I)	February 21, 1992	February 21, 1992
BlackRock Global Growth V.I. Fund (Class III)	June 5, 1998	May 1, 2008
BlackRock Government Income V.I. Fund (Class I)	May 16, 1994	May 16, 1994
BlackRock High Income V.I. Fund (Class I)	April 29, 1982	February 21, 1992
BlackRock International Value V.I. Fund (Class I)	June 10, 1998	November 21, 2003
BlackRock Large Cap Core V.I. Fund (Class I)	April 29, 1982	February 21, 1992
BlackRock Large Cap Growth V.I. Fund (Class I)	April 30, 1999	November 21, 2003
BlackRock Large Cap Value V.I. Fund (Class I)	April 23, 2001	May 1, 2001
BlackRock Money Market V.I. Fund (Class I)	February 21, 1992	February 21, 1992
BlackRock S&P 500 Index V.I. Fund (Class I)	December 13, 1996	December 19, 1986
BlackRock Value Opportunities V.I. Fund (Class I)	April 29, 1982	February 21, 1992
Davis Value Portfolio	July 1, 1999	July 14, 2000
Dreyfus VIF Appreciation Portfolio (Service Class)*******	December 31, 2000	May 1, 2005
Eaton Vance VT Floating-Rate Income Fund	May 2, 2001	May 1, 2005
Eaton Vance VT Large-Cap Value	May 1, 2007	May 1, 2007
Federated Capital Appreciation Fund II (Primary Class)	June 19, 2000	May 1, 2004
Federated Kaufmann Fund II (Primary Class)	April 30, 2002	May 1, 2004
Templeton Foreign Securities Fund (Class 2)*	May 1, 1992	May 1, 2005
Templeton Growth Securities Fund (Class 2)**	March 15, 1994	May 1, 2005
Janus Aspen Forty Portfolio (Service Shares)	May 1, 1997	May 1, 2007
Janus Aspen - Enterprise Portfolio (Service Shares)(1)	September 13, 1993	May 1, 2007
MLIG VIT Roszel/Allianz CCM Capital Appreciation Portfolio	May 1, 2003	May 1, 2003
MLIG VIT Roszel/Allianz NFJ Small Cap Value Portfolio	July 1, 2002	July 1, 2002

5

	Fund Inception	Subaccount Inception
Fund	Date	Date
MLIG VIT Roszel/Delaware Trend Portfolio	May 1, 2003	May 1, 2003
MLIG VIT Roszel/JPMorgan Small Cap Growth Portfolio	July 1, 2002	July 1, 2002
MLIG VIT Roszel/Lord Abbett Affiliated Portfolio	May 1, 2003	May 1, 2003
MLIG VIT Roszel/Lord Abbett Bond Debenture Portfolio	July 1, 2002	July 1, 2002
MLIG VIT Roszel/Lord Abbett Mid Cap Value Portfolio	July 1, 2002	July 1, 2002
MLIG VIT Roszel/Marsico Large Cap Growth Portfolio	July 1, 2002	May 1, 2006
MLIG VIT Roszel/Seligman Mid Cap Growth Portfolio	July 1, 2002	July 1, 2002
Oppenheimer Capital Appreciation Fund/VA (Service Class)	September 18, 2001	May 1, 2005
Oppenheimer Main Street Fund®/VA (Service Class)	July 13, 2000	May 1, 2005
Oppenheimer Main Street Small Cap Fund®/VA (Service Class)	July 16, 2001	May 1, 2005
Pioneer Emerging Markets VCT Portfolio (Class II)	October 30, 1998	May 1, 2006
Pioneer Fund VCT Portfolio (Class II)***	February 13, 1928	May 1, 2005
Pioneer High Yield VCT Portfolio (Class II)****	February 12, 1998	May 1, 2005
Pioneer Real Estate Shares VCT Portfolio (Class II)	March 1, 1995	May 1, 2008
PIMCO CommodityRealReturn Strategy Portfolio (Administrative Class)	June 30, 2004	May 1, 2005
PIMCO Low Duration (Administrative Class)	February 16, 1994	May 1, 2007
PIMCO Real Return Portfolio (Administrative Class)	September 30, 1999	May 1, 2005
PIMCO Total Return Portfolio (Administrative Class)	December 31, 1997	July 14, 2000
Premier VIT NFJ Dividend Value	July 1, 2003	May 1, 2007
Van Kampen LIT Comstock Portfolio (Class I)	April 30, 1999	May 1, 2004
Wanger International	May 3, 1995	May 1, 2007
Wanger USA	May 3, 1995	May 1, 2005

(1)	Formerly known as Janus Aspen – Mid Cap Growth Portfolio.

*	Because Class 2 shares were first available on May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. For periods beginning on May 1, 1997 Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance.

**	Because Class 2 shares were first available on January 6, 1999, performance shown for periods prior to that date represents historical results of Class 1 shares. For periods beginning January 6, 1999, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance.

***	Because Class II shares were first available on October 31, 1997, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class II.

****	Because Class II shares were first available on May 1, 2000, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class II.

*****	Because Class II shares were first available on November 8, 2001, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class II.

******	Because Class 2 shares were first available on April 30, 1997, performance shown for periods prior to that date will reflect performance of the Fund, adjusted for expenses of Class 2.

*******	Because Service shares were first available on December 31, 2000, performance of the Fund’s Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower.

6

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under each Class of the Contract to the redemption value or that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end. Average annual total returns are calculated for each Class using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the current asset-based insurance charge for each Class and subaccount, and the contract fee, and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the surrender charge if applicable. Total returns for the XC Class do not reflect the addition of bonus amounts. Total returns do not reflect any rider charges. For purposes of calculating total return, an average per dollar contract fee attributable to the hypothetical account for the period is used. Based on our current estimates of anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the average annual total return is then calculated according to the following formula:
TR = ((ERV/P)(1/N)) – 1
Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the asset-based insurance charge and contract fee).

ERV	=	the ending redeemable value (net of any applicable surrender charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.
From time to time, ML of New York also may quote in sales literature or advertisements Class-specific total returns for other periods or that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any surrender charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.
From time to time, ML of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from a specified subaccount to one or more designated subaccounts under a dollar cost averaging program. ML of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming participation in an asset allocation or rebalancing program. These returns will reflect the performance of the affected subaccount(s) on a Class-specific basis for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of the charges described above except for the surrender charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in a specified subaccount (the “DCA subaccount”) at the beginning of that period and monthly transfers of a portion of the account value from the DCA subaccount to designated other subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the account value that remains invested in the DCA subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated other subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the surrender charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
ML Life Insurance Company of New York
We have audited the accompanying statements of assets and liabilities of each of the investment divisions of the ML of New York Variable Annuity Separate Account A (the “Separate Account”), comprised of BlackRock Balanced Capital V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock Money Market V.I Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I, Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Utilities & Telecommunications V.I. Fund, BlackRock Value Opportunities V.I. Fund, AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Core Equity Fund, AllianceBernstein VPS Global Technology Portfolio, AllianceBernstein VPS Growth and Income Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, AllianceBernstein VPS Small/Mid Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, American Century VP International Fund, American Century VP Ultra® Fund, American Funds Asset Allocation Fund, American Funds Bond Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, Cohen & Steers VIF Realty Fund, Inc., Davis Value Portfolio, Dreyfus VIF Appreciation Portfolio, Eaton Vance VT Floating-Rate Income Fund, Eaton Vance VT Large-Cap Value Fund, Federated Capital Appreciation Fund II, Federated Kaufmann Fund II, Janus Aspen Forty Portfolio, Janus Aspen Mid Cap Growth Portfolio, MFS® Growth Series, OpCap Renaissance Portfolio, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund®/VA, PIMCO VIT CommodityRealReturn Strategy Portfolio, PIMCO VIT Low Duration Portfolio, PIMCO VIT Real Return Portfolio, PIMCO VIT Total Return Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio, Pioneer Small Cap Value VCT Portfolio, Premier VIT NFJ Dividend Value Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Trend Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Seligman Smaller-Cap Value Portfolio, Templeton Foreign Securities Fund, Templeton Growth Securities Fund, Transamerica Convertible Securities VP, Transamerica Equity VP, Transamerica Growth Opportunities VP, Transamerica Small Mid Cap Value VP, Van Kampen Comstock Portfolio, Van Kampen Capital Growth Portfolio, Wanger International, and Wanger USA, as of December 31, 2008, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the unit values footnote of ML of New York Variable Annuity Separate Account A for each of the years ended December 31, 2006, 2005, and 2004. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for the Separate Account, is based solely on the report of the other auditors.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investment divisions owned as of December 31, 2008 by correspondence with the custodian. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.
In our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of the investment divisions constituting the Merrill Lynch Life Variable Annuity Separate Account at December 31, 2008, and the results of each of their operations and their changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
April 22, 2009

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

	Divisions Investing In
					BlackRock	BlackRock Global	BlackRock Global
	BlackRock Balanced	BlackRock Basic	BlackRock Total	BlackRock Money	Fundamental Growth	Allocation V.I.	Growth V.I.
(In thousands)	Capital V.I. Fund	Value V.I. Fund	Return V.I. Fund	Market V.I. Fund	V.I. Fund	Fund	Fund a

Assets
Level 1 Quoted Prices at Net Asset Value
BlackRock Balanced Capital V.I. Fund, 307 shares (Cost $3,579)	$3,002	$—	$—	$—	$—	$—	$—
BlackRock Basic Value V.I. Fund, 2,448 shares (Cost $33,361)	—	20,444	—	—	—	—	—
BlackRock Total Return V.I. Fund, 1,666 shares (Cost $19,756)	—	—	16,312	—	—	—	—
BlackRock Money Market V.I. Fund, 20,164 shares (Cost $20,164)	—	—	—	20,164	—	—	—
BlackRock Fundamental Growth V.I. Fund, 1,200 shares (Cost $9,170)	—	—	—	—	6,371	—	—
BlackRock Global Allocation V.I. Fund, 2,985 shares (Cost $38,233)	—	—	—	—	—	37,398	—
BlackRock Global Growth V.I. Fund, 231 shares (Cost $3,054)	—	—	—	—	—	—	2,234

Dividends Receivable	—	—	95	—	—	—	—

Total Assets	$3,002	$20,444	$16,407	$20,164	$6,371	$37,398	$2,234

Net Assets	$3,002	$20,444	$16,407	$20,164	$6,371	$37,398	$2,234

a	BlackRock Global Growth V.I. Class 3 commenced operations effective May 1, 2008.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Government	High	S&P 500	International	Large Cap	Large Cap	Large Cap
	Income	Income	Index	Value	Core	Growth	Value
(In thousands)	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund

Assets
Level 1 Quoted Prices at Net Asset Value
BlackRock Government Income V.I. Fund, 1,650 shares (Cost $17,275)	$17,855	$—	$—	$—	$—	$—	$—
BlackRock High Income V.I. Fund, 1,204 shares (Cost $9,020)	—	5,649	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund, 995 shares (Cost $14,006)	—	—	10,692	—	—	—	—
BlackRock International Value V.I. Fund, 1,130 shares (Cost $15,328)	—	—	—	8,037	—	—	—
BlackRock Large Cap Core V.I. Fund, 1,044 shares (Cost $28,682)	—	—	—	—	18,147	—	—
BlackRock Large Cap Growth V.I. Fund, 826 shares (Cost $8,536)	—	—	—	—	—	6,186	—
BlackRock Large Cap Value V.I. Fund, 997 shares (Cost $10,258)	—	—	—	—	—	—	8,084

Dividends Receivable	23	58	—	—	—	—	—

Total Assets	$17,878	$5,707	$10,692	$8,037	$18,147	$6,186	$8,084

Net Assets	$17,878	$5,707	$10,692	$8,037	$18,147	$6,186	$8,084

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	BlackRock Utilities &	BlackRock Value			AIM V.I.
	Telecommunications	Opportunities V.I.	AIM V.I. Basic	AIM V.I. Capital	International	AIM V.I. Mid Cap	AIM V.I. Core
(In thousands)	V.I. Fund	Fund	Value Fund	Appreciation Fund	Growth Fund	Core Equity Fund	Equity Fund

Assets
Level 1 Quoted Prices at Net Asset Value
BlackRock Utilities & Telecommunications V.I. Fund, 207 shares (Cost $1,992)	$1,593	$—	$—	$—	$—	$—	$—
BlackRock Value Opportunities V.I. Fund, 840 shares (Cost $18,999)	—	9,077	—	—	—	—	—
AIM V.I. Basic Value Fund, 14 shares (Cost $122)	—	—	59	—	—	—	—
AIM V.I. Capital Appreciation Fund, 113 shares (Cost $2,430)	—	—	—	1,901	—	—	—
AIM V.I. International Growth Fund, 21 shares (Cost $612)	—	—	—	—	417	—	—
AIM V.I. Mid Cap Core Equity Fund, 17 shares (Cost $221)	—	—	—	—	—	143	—
AIM V.I. Core Equity Fund, 494 shares (Cost $11,965)	—	—	—	—	—	—	9,757

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$1,593	$9,077	$59	$1,901	$417	$143	$9,757

Net Assets	$1,593	$9,077	$59	$1,901	$417	$143	$9,757

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	AllianceBernstein
	VPS Global	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein
	Technology	VPS Growth and	VPS International	VPS Large Cap	VPS Small/Mid Cap	AllianceBernstein	American Century VP
(In thousands)	Portfolio	Income Portfolio	Value Portolio	Growth Portfolio	Value Portfolio	VPS Value Portfolio	International Fund

Assets
Level 1 Quoted Prices at Net Asset Value
AllianceBernstein VPS Global Technology Portfolio, 50 shares (Cost $857)	$547	$—	$—	$—	$—	$—	$—
AllianceBernstein VPS Growth and Income Portfolio, 67 shares (Cost $1,653)	—	881	—	—	—	—	—
AllianceBernstein VPS International Value Portfolio, 25 shares (Cost $558)	—	—	272	—	—	—	—
AllianceBernstein VPS Large Cap Growth Portfolio, 407 shares (Cost $10,959)	—	—	—	7,515	—	—	—
AllianceBernstein VPS Small/Mid Cap Value Portfolio, 46 shares (Cost $755)	—	—	—	—	452	—	—
AllianceBernstein VPS Value Portfolio, 26 shares (Cost $358)	—	—	—	—	—	196	—
American Century VP International Fund, 605 shares (Cost $5,801)	—	—	—	—	—	—	3,596

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$547	$881	$272	$7,515	$452	$196	$3,596

Net Assets	$547	$881	$272	$7,515	$452	$196	$3,596

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
		American Funds					Cohen & Steers VIF
	American Century VP	Asset Allocation	American Funds	American Funds	American Funds	American Funds	Realty Fund,
(In thousands)	Ultra® Fund	Fund	Bond Fund	Growth Fund	Growth-Income Fund	International Fund	Inc. b

Assets
Level 1 Quoted Prices at Net Asset Value
American Century VP Ultra® Fund, 702 shares (Cost $4,523)	$4,253	$—	$—	$—	$—	$—	$—
American Funds Asset Allocation Fund, 45 shares (Cost $796)	—	539	—	—	—	—	—
American Funds Bond Fund, 339 shares (Cost $3,751)	—	—	3,176	—	—	—	—
American Funds Growth Fund, 107 shares (Cost $5,715)	—	—	—	3,567	—	—	—
American Funds Growth-Income Fund, 52 shares (Cost $2,035)	—	—	—	—	1,246	—	—
American Funds International Fund, 350 shares (Cost $7,201)	—	—	—	—	—	4,263	—
Cohen & Steers VIF Realty Fund Inc., 0 shares (Cost $0)	—	—	—	—	—	—	—

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$4,253	$539	$3,176	$3,567	$1,246	$4,263	$—

Net Assets	$4,253	$539	$3,176	$3,567	$1,246	$4,263	$—

b	Cohen & Steers VIF Realty Fund, Inc. was liquidated effective April 30, 2008.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
		Dreyfus VIF	Eaton Vance VT	Eaton Vance VT	Federated Capital
	Davis Value	Appreciation	Floating-Rate	Large-Cap Value	Appreciation	Federated Kaufmann	Janus Aspen Forty
(In thousands)	Portfolio	Portfolio	Income Fund	Fund	Fund II	Fund II	Portfolio

Assets
Level 1 Quoted Prices at Net Asset Value
Davis Value Portfolio, 647 shares (Cost $8,258)	$5,344	$—	$—	$—	$—	$—	$—
Dreyfus VIF Appreciation Portfolio, 68 shares (Cost $2,767)	—	1,940	—	—	—	—	—
Eaton Vance VT Floating-Rate Income Fund, 29 shares (Cost $271)	—	—	191	—	—	—	—
Eaton Vance VT Large-Cap Value Fund, 137 shares (Cost $1,365)	—	—	—	930	—	—	—
Federated Capital Appreciation Fund II, 1,098 shares (Cost $6,379)	—	—	—	—	5,597	—	—
Federated Kaufmann Fund II, 261 shares (Cost $3,452)	—	—	—	—	—	2,561	—
Janus Aspen Forty Portfolio, 79 shares (Cost $2,946)	—	—	—	—	—	—	1,804

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$5,344	$1,940	$191	$930	$5,597	$2,561	$1,804

Net Assets	$5,344	$1,940	$191	$930	$5,597	$2,561	$1,804

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
							PIMCO VIT
	Janus Aspen			Oppenheimer Capital	Oppenheimer	Oppenheimer Main	CommodityReal
	Mid Cap	MFS® Growth	OpCap Renaissance	Appreciation	Main Street	Street Small Cap	Return Strategy
(In thousands)	Growth Portfolio	Series c	Portfolio d	Fund/VA	Fund ®/VA	Fund ®/VA	Portfolio

Assets
Level 1 Quoted Prices at Net Asset Value
Janus Aspen Mid Cap Growth Portfolio, 19 shares (Cost $724)	$403	$—	$—	$—	$—	$—	$—
MFS® Growth Series, 272 shares (Cost $5,095)	—	4,243	—	—	—	—	—
OpCap Renaissance, 0 shares (Cost $0)	—	—	—	—	—	—	—
Oppenheimer Capital Appreciation Fund/VA, 6 share (Cost $179)	—	—	—	155	—	—	—
Oppenheimer Main Street Fund®/VA, 1 share (Cost $25)	—	—	—	—	16	—	—
Oppenheimer Main Street Small Cap Fund®/VA, 12 shares (Cost $200)	—	—	—	—	—	130	—
PIMCO VIT CommodityRealReturn Strategy Portfolio, 121 shares (Cost $1,389)	—	—	—	—	—	—	850

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$403	$4,243	$—	$155	$16	$130	$850

Net Assets	$403	$4,243	$—	$155	$16	$130	$850

c	Effective May 1, 2008, MFS® Emerging Growth Series was renamed MFS® Growth Series.

d	Effective January 25, 2008, OpCap Renaissance Portfolio was liquidated.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	PIMCO VIT	PIMCO VIT	PIMCO VIT	Pioneer Emerging			Pioneer Real
	Low Duration	Real Return	Total Return	Markets VCT	Pioneer Fund	Pioneer High Yield	Estate Shares
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	VCT Portfolio	VCT Portfolio	VCT Portfolio e

Assets
Level 1 Quoted Prices at Net Asset Value
PIMCO VIT Low Duration Portfolio, 36 shares (Cost $356)	$345	$—	$—	$—	$—	$—	$—
PIMCO VIT Real Return Portfolio, 279 shares (Cost $3,436)	—	3,142	—	—	—	—	—
PIMCO VIT Total Return Portfolio, 3,623 shares (Cost $37,348)	—	—	37,356	—	—	—	—
Pioneer Emerging Markets VCT Portfolio, 9 shares (Cost $291)	—	—	—	140	—	—	—
Pioneer Fund VCT Portfolio, 2 shares (Cost $39)	—	—	—	—	28	—	—
Pioneer High Yield VCT Portfolio, 16 shares (Cost $166)	—	—	—	—	—	102	—
Pioneer Real Estate Shares VCT Portfolio, 28 shares (Cost $420)	—	—	—	—	—	—	294

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$345	$3,142	$37,356	$140	$28	$102	$294

Net Assets	$345	$3,142	$37,356	$140	$28	$102	$294

e	Commenced operations effective May 1, 2008.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
			Roszel/Allianz
	Pioneer Small	Premier VIT NFJ	CCM Capital	Roszel/Allianz NFJ		Roszel/JPMorgan	Roszel/Lord Abbett
	Cap Value	Dividend Value	Appreciation	Small Cap Value	Roszel/Delaware	Small Cap Growth	Affiliated
(In thousands)	VCT Portfolio	Portfolio	Portfolio	Portfolio	Trend Portfolio	Portfolio	Portfolio

Assets
Level 1 Quoted Prices at Net Asset Value
Pioneer Small Cap Value VCT Portfolio, 2 shares (Cost $23)	$13	$—	$—	$—	$—	$—	$—
Premier VIT NFJ Dividend Value Portfolio, 4 shares (Cost $47)	—	29	—	—	—	—	—
Roszel/Allianz CCM Capital Appreciation Portfolio, 416 shares (Cost $5,247)	—	—	3,092	—	—	—	—
Roszel/Allianz NFJ Small Cap Value Portfolio, 786 shares (Cost $7,443)	—	—	—	5,582	—	—	—
Roszel/Delaware Trend Portfolio, 113 shares (Cost $1,201)	—	—	—	—	635	—	—
Roszel/JPMorgan Small Cap Growth Portfolio, 349 shares (Cost $3,157)	—	—	—	—	—	1,527	—
Roszel/Lord Abbett Affiliated Portfolio, 349 shares (Cost $4,143)	—	—	—	—	—	—	2,653

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$13	$29	$3,092	$5,582	$635	$1,527	$2,653

Net Assets	$13	$29	$3,092	$5,582	$635	$1,527	$2,653

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
	Roszel/Lord
	Abbett Bond	Roszel/Lord Abbett	Roszel/Marsico	Roszel/Seligman Mid	Seligman	Templeton	Templeton
	Debenture	Mid Cap Value	Large Cap Growth	Cap Growth	Smaller-Cap Value	Foreign Securities	Growth Securities
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Fund	Fund

Assets
Level 1 Quoted Prices at Net Asset Value
Roszel/Lord Abbett Bond Debenture Portfolio, 82 shares (Cost $915)	$682	$—	$—	$—	$—	$—	$—
Roszel/Lord Abbett Mid Cap Value Portfolio, 762 shares (Cost $5,436)	—	2,582	—	—	—	—	—
Roszel/Marsico Large Cap Growth Portfolio, 398 shares (Cost $4,459)	—	—	3,137	—	—	—	—
Roszel/Seligman Mid Cap Growth Portfolio, 291 shares (Cost $2,923)	—	—	—	1,203	—	—	—
Seligman Smaller-Cap Value Portfolio, 103 shares (Cost $1,060)	—	—	—	—	495	—	—
Templeton Foreign Securities Fund, 42 shares (Cost $707)	—	—	—	—	—	448	—
Templeton Growth Securities Fund, 17 shares (Cost $242)	—	—	—	—	—	—	135

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$682	$2,582	$3,137	$1,203	$495	$448	$135

Net Assets	$682	$2,582	$3,137	$1,203	$495	$448	$135

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

	Divisions Investing In
			Transamerica
	Transamerica		Growth	Transamerica	Van Kampen	Van Kampen
	Convertible	Transamerica	Opportunities	Small Mid Cap	Comstock	Capital Growth	Wanger
(In thousands)	Securities VP f	Equity VP g	VP h	Value VP i	Portfolio	Portfolio j	International k

Assets
Level 1 Quoted Prices at Net Asset Value
Transamerica Convertible Securities VP, 0 shares (Cost $0)	$—	$—	$—	$—	$—	$—	$—
Transamerica Equity VP, 0 shares (Cost $0)	—	—		—	—	—	—
Transamerica Growth Opportunities VP, 0 shares (Cost $0)	—	—	—	—	—	—	—
Transamerica Small Mid Cap Value VP, 0 shares (Cost $0)	—	—	—	—	—	—	—
Van Kampen Comstock Portfolio, 656 shares (Cost $6,920)	—	—	—	—	5,412	—	—
Van Kampen Capital Growth Portfolio, 7 shares (Cost $162)	—	—	—	—	—	114	—
Wanger International, 8 shares (Cost $322)	—	—	—	—	—	—	171

Dividends Receivable	—	—	—	—	—	—	—

Total Assets	$—	$—	$—	$—	$5,412	$114	$171

Net Assets	$—	$—	$—	$—	$5,412	$114	$171

f	Commenced operations effective May 1, 2008.

g	Commenced operations effective May 1, 2008.

h	Commenced operations effective May 1, 2008.

i	Commenced operations effective May 1, 2008.

j	Effective April 1, 2008, Van Kampen Strategic Growth Portfolio was renamed Van Kampen Capital Growth Portfolio.

k	Effective June 1, 2008, Wanger International Small Cap was renamed Wanger International.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2008

Divisions Investing In
(In thousands)	Wanger USA l

Assets
Level 1 Quoted Prices at Net Asset Value
Wanger USA, 23 shares (Cost $475)	438

Dividends Receivable	—

Total Assets	$438

Net Assets	$438

l	Effective June 1, 2008 Wanger U.S. Smaller Companies was renamed Wanger USA.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	BlackRock			BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Balanced Capital	BlackRock Basic	BlackRock Total	Money Market	Fundamental Growth	Global Allocation	Global Growth	Government Income
(In thousands)	V.I. Fund	Value V.I. Fund	Return V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund	V.I. Fund a	V.I. Fund

Investment Income:
Ordinary Dividends (Note 2)	$93	$626	$1,097	$508	$47	$946	$12	$461

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(57)	(474)	(294)	(284)	(175)	(609)	(52)	(245)

Net Investment Income (Loss)	36	152	803	224	(128)	337	(40)	216

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	71	(4,026)	(525)	—	(1,246)	2,325	429	(229)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(1,482)	(12,194)	(3,245)	—	(3,799)	(12,768)	(2,610)	1,081
Capital Gain Distributions (Note 2)	—	293	35	—	10	169	—	34

Net Gain (Loss) on Investments	(1,411)	(15,927)	(3,735)	—	(5,035)	(10,274)	(2,181)	886

Increase (Decrease) in Net Assets Resulting from Operations	(1,375)	(15,775)	(2,932)	224	(5,163)	(9,937)	(2,221)	1,102

Contract Transactions:
Premiums Received from Contract Owners	—	52	16	7,166	44	46	2	5
Contract Owner Withdrawals	(1,129)	(5,534)	(4,213)	(9,907)	(1,364)	(6,109)	(411)	(2,990)
Net Transfers In (Out) (Note 3)	(97)	(3,922)	(2,468)	881	491	3,421	(44)	1,158
Contract Charges (Note 7)	(1)	(30)	(12)	(14)	(22)	(44)	(3)	(11)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(1,227)	(9,434)	(6,677)	(1,874)	(851)	(2,686)	(456)	(1,838)

Total Increase (Decrease) in Net Assets	(2,602)	(25,209)	(9,609)	(1,650)	(6,014)	(12,623)	(2,677)	(736)
Net Assets, Beginning of Period	5,604	45,653	26,016	21,814	12,385	50,021	4,911	18,614

Net Assets, End of Period	$3,002	$20,444	$16,407	$20,164	$6,371	$37,398	$2,234	$17,878

a	BlackRock Global Growth V.I. Class 3 commenced operations effective May 1, 2008.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
							BlackRock
		BlackRock S&P	BlackRock	BlackRock	BlackRock Large	BlackRock Large	Utilities &	BlackRock Value
	BlackRock High	500 Index V.I.	International Value	Large Cap Core	Cap Growth V.I.	Cap Value V.I.	Telecommunications	Opportunities V.I.
(In thousands)	Income V.I. Fund	Fund	V.I. Fund	V.I. Fund	Fund	Fund	V.I. Fund	Fund
Investment Income:
Ordinary Dividends (Note 2)	$745	$295	$380	$305	$39	$86	$54	$95

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(113)	(234)	(207)	(380)	(117)	(88)	(31)	(211)

Net Investment Income (Loss)	632	61	173	(75)	(78)	(2)	23	(116)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(121)	(529)	(358)	(847)	93	(419)	1	(2,322)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(3,072)	(7,205)	(8,853)	(13,373)	(4,324)	(1,715)	(1,036)	(5,494)
Capital Gain Distributions (Note 2)	—	527	740	524	—	151	95	397

Net Gain (Loss) on Investments	(3,193)	(7,207)	(8,471)	(13,696)	(4,231)	(1,983)	(940)	(7,419)

Increase (Decrease) in Net Assets Resulting from Operations	(2,561)	(7,146)	(8,298)	(13,771)	(4,309)	(1,985)	(917)	(7,535)

Contract Transactions:
Premiums Received from Contract Owners	4	35	14	36	6	2	—	32
Contract Owner Withdrawals	(1,390)	(2,168)	(2,109)	(4,310)	(1,379)	(694)	(260)	(2,838)
Net Transfers In (Out) (Note 3)	(505)	(1,113)	(3,290)	(2,314)	533	2,408	(76)	(1,558)
Contract Charges (Note 7)	(5)	(13)	(9)	(17)	(8)	(8)	(1)	(9)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(1,896)	(3,259)	(5,394)	(6,605)	(848)	1,708	(337)	(4,373)

Total Increase (Decrease) in Net Assets	(4,457)	(10,405)	(13,692)	(20,376)	(5,157)	(277)	(1,254)	(11,908)
Net Assets, Beginning of Period	10,164	21,097	21,729	38,523	11,343	8,361	2,847	20,985

Net Assets, End of Period	$5,707	$10,692	$8,037	$18,147	$6,186	$8,084	$1,593	$9,077

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
			AIM V.I.			AllianceBernstein	AllianceBernstein	AllianceBernstein
		AIM V.I. Capital	International	AIM V.I. Mid Cap	AIM V.I. Core	VPS Global	VPS Growth	VPS International
	AIM V.I. Basic	Appreciation	Growth	Core Equity	Equity	Technology	and Income	Value
(In thousands)	Value Fund	Fund	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio

Investment Income:
Ordinary Dividends (Note 2)	$1	$—	$6	$3	$231	$—	$26	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(2)	(58)	(12)	(3)	(102)	(12)	(25)	(4)

Net Investment Income (Loss)	(1)	(58)	(6)	—	129	(12)	1	(3)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(36)	(47)	(132)	(2)	(48)	63	(154)	(2)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(46)	(2,337)	(310)	(80)	(3,268)	(594)	(941)	(288)
Capital Gain Distributions (Note 2)	19	—	13	21	—	—	220	4

Net Gain (Loss) on Investments	(63)	(2,384)	(429)	(61)	(3,316)	(531)	(875)	(286)

Increase (Decrease) in Net Assets Resulting from Operations	(64)	(2,442)	(435)	(61)	(3,187)	(543)	(874)	(289)

Contract Transactions:
Premiums Received from Contract Owners	—	—	2	5	18	—	2	1
Contract Owner Withdrawals	(5)	(570)	(79)	(4)	(1,205)	(119)	(327)	2
Net Transfers In (Out) (Note 3)	1	(1,507)	248	(4)	6,080	(151)	(1,381)	508
Contract Charges (Note 7)	(1)	(2)	—	(1)	(3)	—	(1)	(1)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(5)	(2,079)	171	(4)	4,890	(270)	(1,707)	510

Total Increase (Decrease) in Net Assets	(69)	(4,521)	(264)	(65)	1,703	(813)	(2,581)	221
Net Assets, Beginning of Period	128	6,422	681	208	8,054	1,360	3,462	51

Net Assets, End of Period	$59	$1,901	$417	$143	$9,757	$547	$881	$272

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	AllianceBernstein	AllianceBernstein				American Funds
	VPS Large	VPS Small/Mid	AllianceBernstein	American Century	American Century	Asset
	Cap Growth	Cap Value	VPS Value	VP International	VP Ultra®	Allocation	American Funds	American Funds
(In thousands)	Portfolio	Portfolio	Portfolio	Fund	Fund	Fund	Bond Fund	Growth Fund

Investment Income:
Ordinary Dividends (Note 2)	$—	$4	$6	$45	$—	$18	$250	$31

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(171)	(9)	(4)	(79)	(31)	(12)	(76)	(68)

Net Investment Income (Loss)	(171)	(5)	2	(34)	(31)	6	174	(37)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(1,973)	(52)	(32)	450	(434)	(16)	(281)	(358)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(3,700)	(242)	(121)	(4,260)	(614)	(274)	(419)	(2,320)
Capital Gain Distributions (Note 2)	—	62	14	524	373	30	12	505

Net Gain (Loss) on Investments	(5,673)	(232)	(139)	(3,286)	(675)	(260)	(688)	(2,173)

Increase (Decrease) in Net Assets Resulting from Operations	(5,844)	(237)	(137)	(3,320)	(706)	(254)	(514)	(2,210)

Contract Transactions:
Premiums Received from Contract Owners	16	2	3	—	4	50	59	21
Contract Owner Withdrawals	(2,051)	(12)	(5)	(1,135)	(325)	9	(94)	(48)
Net Transfers In (Out) (Note 3)	(1,562)	(45)	(30)	1,168	2,262	(7)	(1,043)	1,324
Contract Charges (Note 7)	(6)	(4)	(2)	(5)	—	(5)	(33)	(30)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(3,602)	(59)	(34)	28	1,941	47	(1,111)	1,267

Total Increase (Decrease) in Net Assets	(9,446)	(296)	(171)	(3,292)	1,235	(207)	(1,625)	(943)
Net Assets, Beginning of Period	16,961	748	367	6,888	3,018	746	4,801	4,510

Net Assets, End of Period	$7,515	$452	$196	$3,596	$4,253	$539	$3,176	$3,567

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
			Cohen & Steers
	American Funds	American Funds	VIF Realty		Dreyfus VIF	Eaton Vance VT	Eaton Vance VT	Federated Capital
	Growth-Income	International	Fund,	Davis Value	Appreciation	Floating-Rate	Large-Cap Value	Appreciation
(In thousands)	Fund	Fund	Inc. b	Portfolio	Portfolio	Income Fund	Fund	Fund II

Investment Income:
Ordinary Dividends (Note 2)	$30	$112	$—	$77	$36	$12	$16	$22

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(24)	(98)	(3)	(142)	(34)	(3)	(20)	(96)

Net Investment Income (Loss)	6	14	(3)	(65)	2	9	(4)	(74)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(25)	(72)	(125)	(70)	(82)	(4)	(151)	(1,337)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(871)	(3,914)	164	(5,070)	(912)	(73)	(436)	(665)
Capital Gain Distributions (Note 2)	114	818	—	141	158	—	—	139

Net Gain (Loss) on Investments	(782)	(3,168)	39	(4,999)	(836)	(77)	(587)	(1,863)

Increase (Decrease) in Net Assets Resulting from Operations	(776)	(3,154)	36	(5,064)	(834)	(68)	(591)	(1,937)

Contract Transactions:
Premiums Received from Contract Owners	5	75	4	4	13	—	12	40
Contract Owner Withdrawals	14	(90)	(13)	(1,248)	(67)	(2)	(43)	(886)
Net Transfers In (Out) (Note 3)	602	415	(726)	(1,973)	394	76	40	199
Contract Charges (Note 7)	(11)	(41)	—	(14)	(16)	(1)	(9)	(16)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	610	359	(735)	(3,231)	324	73	—	(663)

Total Increase (Decrease) in Net Assets	(166)	(2,795)	(699)	(8,295)	(510)	5	(591)	(2,600)
Net Assets, Beginning of Period	1,412	7,058	699	13,639	2,450	186	1,521	8,197

Net Assets, End of Period	$1,246	$4,263	$—	$5,344	$1,940	$191	$930	$5,597

b	Effective April 30, 2008, Cohen & Steers VIF Realty Fund, Inc. was liquidated.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
						Oppenheimer		Oppenheimer
	Federated	Janus	Janus Aspen		OpCap	Capital	Oppenheimer	Main Street
	Kaufmann	Aspen Forty	Mid Cap Growth	MFS® Growth	Renaissance	Appreciation	Main Street	Small Cap
(In thousands)	Fund II	Portfolio	Portfolio	Series c	Portfolio d	Fund/VA	Fund®/VA	Fund®/VA

Investment Income:
Ordinary Dividends (Note 2)	$6	$1	$1	$12	$5	$—	$—	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(34)	(70)	(13)	(82)	—	(1)	—	(2)

Net Investment Income (Loss)	(28)	(69)	(12)	(70)	5	(1)	—	(2)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(199)	(413)	(208)	16	(152)	—	—	(6)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(1,217)	(2,124)	(322)	(2,638)	(7)	(29)	(12)	(64)
Capital Gain Distributions (Note 2)	214	—	55	—	123	—	1	9

Net Gain (Loss) on Investments	(1,202)	(2,537)	(475)	(2,622)	(36)	(29)	(11)	(61)

Increase (Decrease) in Net Assets Resulting from Operations	(1,230)	(2,606)	(487)	(2,692)	(31)	(30)	(11)	(63)

Contract Transactions:
Premiums Received from Contract Owners	5	50	3	9	—	—	—	11
Contract Owner Withdrawals	(92)	(107)	(19)	(1,156)	—	3	—	(5)
Net Transfers In (Out) (Note 3)	1,361	(1,070)	(105)	652	(269)	145	—	9
Contract Charges (Note 7)	(8)	(30)	(6)	(1)	—	—	—	(1)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	1,266	(1,157)	(127)	(496)	(269)	148	—	14

Total Increase (Decrease) in Net Assets	36	(3,763)	(614)	(3,188)	(300)	118	(11)	(49)
Net Assets, Beginning of Period	2,525	5,567	1,017	7,431	300	37	27	179

Net Assets, End of Period	$2,561	$1,804	$403	$4,243	$—	$155	$16	$130

c	Effective May 1, 2008, MFS® Emerging Growth Series was renamed MFS® Growth Series.

d	Effective January 25, 2008, OpCap Renaissance Portfolio was liquidated.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
	PIMCO VIT				Pioneer			Pioneer Real
	Commodity Real	PIMCO VIT Low	PIMCO VIT	PIMCO VIT	Emerging	Pioneer	Pioneer High	Estate
	Return Strategy	Duration	Real Return	Total Return	Markets VCT	Fund VCT	Yield VCT	Shares VCT
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio e

Investment Income:
Ordinary Dividends (Note 2)	$64	$15	$100	$1,750	$—	$1	$11	$8

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(23)	(6)	(44)	(577)	(3)	(1)	(2)	(3)

Net Investment Income (Loss)	41	9	56	1,173	(3)	—	9	5

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	331	(5)	71	245	—	(8)	(1)	(3)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(709)	(18)	(377)	(785)	(179)	(9)	(64)	(126)
Capital Gain Distributions (Note 2)	11	8	5	745	30	1	—	—

Net Gain (Loss) on Investments	(367)	(15)	(301)	205	(149)	(16)	(65)	(129)

Increase (Decrease) in Net Assets Resulting from Operations	(326)	(6)	(245)	1,378	(152)	(16)	(56)	(124)

Contract Transactions:
Premiums Received from Contract Owners	5	—	36	191	—	—	—	—
Contract Owner Withdrawals	(17)	1	(57)	(4,716)	—	(1)	(1)	(3)
Net Transfers In (Out) (Note 3)	(708)	25	506	531	83	(10)	83	421
Contract Charges (Note 7)	(10)	(3)	(20)	(88)	(1)	—	—	—

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(730)	23	465	(4,082)	82	(11)	82	418

Total Increase (Decrease) in Net Assets	(1,056)	17	220	(2,704)	(70)	(27)	26	294
Net Assets, Beginning of Period	1,906	328	2,922	40,060	210	55	76	—

Net Assets, End of Period	$850	$345	$3,142	$37,356	$140	$28	$102	$294

e	Commenced operations effective May 1, 2008.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Divisions Investing In
		Premier	Roszel/Allianz	Roszel/Allianz				Roszel/Lord
	Pioneer Small	VIT NFJ	CCM Capital	NFJ Small		Roszel/JPMorgan	Roszel/Lord Abbett	Abbett Bond
	Cap Value VCT	Dividend Value	Appreciation	Cap Value	Roszel/Delaware	Small Cap Growth	Affiliated	Debenture
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Trend Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$13	$127	$—	$—	$49	$54

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	—	—	(124)	(70)	(18)	(39)	(58)	(14)

Net Investment Income (Loss)	—	—	(111)	57	(18)	(39)	(9)	40

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(5)	(1)	(3,044)	(465)	(599)	(858)	(676)	(30)
Net Change in Unrealized Appreciation (Depreciation) During the Year	(5)	(15)	(3,292)	(1,672)	(537)	(1,736)	(1,659)	(221)
Capital Gain Distributions (Note 2)	3	—	1,014	1,244	295	957	586	18

Net Gain (Loss) on Investments	(7)	(16)	(5,322)	(893)	(841)	(1,637)	(1,749)	(233)

Increase (Decrease) in Net Assets Resulting from Operations	(7)	(16)	(5,433)	(836)	(859)	(1,676)	(1,758)	(193)

Contract Transactions:
Premiums Received from Contract Owners	—	—	—	2	—	3	19	—
Contract Owner Withdrawals	—	—	(1,505)	(550)	(229)	(414)	(333)	(83)
Net Transfers In (Out) (Note 3)	—	20	(1,454)	224	147	(1,239)	172	12
Contract Charges (Note 7)	—	—	(4)	(8)	(1)	(3)	(13)	(1)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	—	20	(2,963)	(332)	(83)	(1,653)	(155)	(72)

Total Increase (Decrease) in Net Assets	(7)	4	(8,396)	(1,168)	(942)	(3,329)	(1,913)	(265)
Net Assets, Beginning of Period	20	25	11,488	6,750	1,577	4,856	4,566	947

Net Assets, End of Period	$13	$29	$3,092	$5,582	$635	$1,527	$2,653	$682

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Roszel/Lord Abbett	Roszel/Marsico	Roszel/Seligman	Seligman			Transamerica
	Mid Cap	Large	Mid Cap	Smaller-Cap	Templeton	Templeton	Convertible	Transamerica
	Value	Cap Growth	Growth	Value	Foreign	Growth	Securities	Equity
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Securities Fund	Securities Fund	VP f	VP g

Investment Income:
Ordinary Dividends (Note 2)	$47	$10	$—	$—	$15	$3	$—	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(71)	(59)	(32)	(11)	(8)	(3)	—	—

Net Investment Income (Loss)	(24)	(49)	(32)	(11)	7	—	—	—

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(2,847)	(64)	(328)	(66)	(5)	(3)	—	—
Net Change in Unrealized Appreciation (Depreciation) During the Year	(2,015)	(1,931)	(1,984)	(534)	(383)	(107)	—	—
Capital Gain Distributions (Note 2)	2,407	27	1,070	257	60	13	—	—

Net Gain (Loss) on Investments	(2,455)	(1,968)	(1,242)	(343)	(328)	(97)	—	—

Increase (Decrease) in Net Assets Resulting from Operations	(2,479)	(2,017)	(1,274)	(354)	(321)	(97)	—	—

Contract Transactions:
Premiums Received from Contract Owners	11	20	—	—	—	3	—	—
Contract Owner Withdrawals	(397)	(96)	(209)	(105)	(8)	—	—	—
Net Transfers In (Out) (Note 3)	(3,321)	622	(1,164)	(8)	(40)	28	—	—
Contract Charges (Note 7)	(10)	(26)	(2)	—	(6)	(1)	—	—

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(3,717)	520	(1,375)	(113)	(54)	30	—	—

Total Increase (Decrease) in Net Assets	(6,196)	(1,497)	(2,649)	(467)	(375)	(67)	—	—
Net Assets, Beginning of Period	8,778	4,634	3,852	962	823	202	—	—

Net Assets, End of Period	$2,582	$3,137	$1,203	$495	$448	$135	$—	$—

f	Commenced operations effective May 1, 2008.

g	Commenced operations effective May 1, 2008.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2008

	Transamerica Growth	Transamerica Small	Van Kampen	Van Kampen
	Opportunities	Mid Cap Value	Comstock	Capital Growth	Wanger
(In thousands)	VP h	VP i	Portfolio	Portfolio j	International k	Wanger USA l

Investment Income:
Ordinary Dividends (Note 2)	$—	$8	$118	$1	$2	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	—	(3)	(85)	(2)	(4)	(2)

Net Investment Income (Loss)	—	5	33	(1)	(2)	(2)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	—	(295)	(830)	12	(12)	(23)
Net Change in Unrealized Appreciation (Depreciation) During the Year	—	—	(1,605)	(102)	(169)	(35)
Capital Gain Distributions (Note 2)	—	48	254	—	37	14

Net Gain (Loss) on Investments	—	(247)	(2,181)	(90)	(144)	(44)

Increase (Decrease) in Net Assets Resulting from Operations	—	(242)	(2,148)	(91)	(146)	(46)

Contract Transactions:
Premiums Received from Contract Owners	—	—	12	—	1	—
Contract Owner Withdrawals	—	(5)	(792)	(24)	—	2
Net Transfers In (Out) (Note 3)	—	248	2,816	54	(3)	335
Contract Charges (Note 7)	—	(1)	(7)	—	(1)	(1)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	—	242	2,029	30	(3)	336

Total Increase (Decrease) in Net Assets	—	—	(119)	(61)	(149)	290
Net Assets, Beginning of Period	—	—	5,531	175	320	148

Net Assets, End of Period	$—	$—	$5,412	$114	$171	$438

h	Commenced operations effective May 1, 2008.

i	Commenced operations effective May 1, 2008.

j	Effective April 1, 2008, Van Kampen Strategic Growth Portfolio was renamed Van Kampen Capital Growth Portfolio.

k	Effective June 1, 2008, Wanger International Small Cap was renamed Wanger International.

l	Effective June 1, 2008 Wanger U.S. Smaller Companies was renamed Wanger USA.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
				BlackRock	BlackRock Mid
	BlackRock Equity	BlackRock Global	BlackRock	Short-Term	Cap Value	BlackRock Small	BlackRock	BlackRock
	Dividend	SmallCap	International Index	Bond	Opportunities	Cap Index	Balanced	Basic Value
(In thousands)	Portfolio a	Portfolio b	Portfolio c	Portfolio d	Portfolio e	Portfolio f	Capital V.I. Fund	V.I. Fund

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—	$3	$—	$—	$129	$734

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(1)	(1)	—	(1)	(1)	—	(85)	(744)

Net Investment Income (Loss)	(1)	(1)	—	2	(1)	—	44	(10)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	16	36	1	1	10	2	79	1,939
Net Change in Unrealized Appreciation (Depreciation) During the Year	(6)	(21)	2	(1)	1	—	130	(7,341)
Capital Gain Distributions (Note 2)	—	—	—	—	—	—	—	6,063

Net Gain (Loss) on Investments	10	15	3	—	11	2	209	661

Increase (Decrease) in Net Assets Resulting from Operations	9	14	3	2	10	2	253	651

Contract Transactions:
Premiums Received from Contract Owners	42	25	21	—	—	28	—	154
Contract Owner Withdrawals	—	—	—	—	—	—	(791)	(10,751)
Net Transfers In (Out) (Note 3)	(158)	(221)	(52)	(176)	(128)	(42)	(407)	(443)
Contract Charges (Note 7)	—	—	—	—	—	—	(1)	(33)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(116)	(196)	(31)	(176)	(128)	(14)	(1,199)	(11,073)

Total Increase (Decrease) in Net Assets	(107)	(182)	(28)	(174)	(118)	(12)	(946)	(10,422)
Net Assets, Beginning of Period	107	182	28	174	118	12	6,550	56,075

Net Assets, End of Period	$—	$—	$—	$—	$—	$—	$5,604	$45,653

a	Effective April 27, 2007, BlackRock Equity Dividend Portfolio merged into AllianceBernstein VPS Value Portfolio.

b	Effective April 27, 2007, BlackRock Global SmallCap Portfolio merged into Wanger International Small Cap.

c	Effective April 27, 2007, BlackRock International Index Portfolio merged into American Funds International Fund.

d	Effective April 27, 2007, BlackRock Short-Term Bond Portfolio merged into PIMCO VIT Low Duration Portfolio.

e	Effective April 27, 2007, BlackRock Mid Cap Value Opportunities Portfolio merged into Roszel/Lord Abbett Mid Cap Value Portfolio.

f	Effective April 27, 2007, BlackRock Small Cap Index Portfolio merged into Oppenheimer Main Street Small Cap Fund/VA.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	BlackRock Total		BlackRock	BlackRock Global		BlackRock	BlackRock	BlackRock
	Return V.I.	BlackRock Money	Fundamental	Allocation V.I.	BlackRock Global	Government	High Income	S&P 500
(In thousands)	Fund g	Market V.I. Fund	Growth V.I. Fund	Fund	Growth V.I. Fund	Income V.I. Fund	V.I. Fund	Index V.I. Fund

Investment Income:
Ordinary Dividends (Note 2)	$1,435	$919	$30	$1,372	$47	$1,185	$943	$414

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(418)	(272)	(112)	(678)	(52)	(340)	(164)	(355)

Net Investment Income (Loss)	1,017	647	(82)	694	(5)	845	779	59

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	117	—	934	1,940	477	(468)	160	728
Net Change in Unrealized Appreciation (Depreciation) During the Year	(453)	—	(370)	2,228	684	142	(768)	157
Capital Gain Distributions (Note 2)	—	—	727	2,294	—	—	—	—

Net Gain (Loss) on Investments	(336)	—	1,291	6,462	1,161	(326)	(608)	885

Increase (Decrease) in Net Assets Resulting from Operations	681	647	1,209	7,156	1,156	519	171	944

Contract Transactions:
Premiums Received from Contract Owners	42	15,249	50	256	—	52	9	77
Contract Owner Withdrawals	(5,216)	(12,950)	(1,773)	(7,199)	(681)	(4,065)	(2,533)	(4,302)
Net Transfers In (Out) (Note 3)	(4,019)	(2,134)	4,274	944	1,143	(9,318)	(804)	(4,327)
Contract Charges (Note 7)	(13)	(11)	(4)	(37)	(2)	(6)	(5)	(11)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(9,206)	154	2,547	(6,036)	460	(13,337)	(3,333)	(8,563)

Total Increase (Decrease) in Net Assets	(8,525)	801	3,756	1,120	1,616	(12,818)	(3,162)	(7,619)
Net Assets, Beginning of Period	34,541	21,013	8,629	48,901	3,295	31,432	13,326	28,716

Net Assets, End of Period	$26,016	$21,814	$12,385	$50,021	$4,911	$18,614	$10,164	$21,097

g	Formerly BlackRock Bond V.I. Fund. Change effective December 10, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
					BlackRock
	BlackRock	BlackRock	BlackRock	BlackRock	Utilities &	BlackRock Value
	International Value	Large Cap	Large Cap	Large Cap	Telecommunications	Opportunities	AIM V.I. Basic	AIM V.I. Capital
(In thousands)	V.I. Fund	Core V.I. Fund	Growth V.I. Fund	Value V.I. Fund	V.I. Fund	V.I. Fund	Value Fund	Appreciation Fund

Investment Income:
Ordinary Dividends (Note 2)	$590	$377	$33	$86	$50	$67	$1	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(344)	(568)	(163)	(133)	(39)	(355)	(1)	(100)

Net Investment Income (Loss)	246	(191)	(130)	(47)	11	(288)	—	(100)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	2,969	1,213	645	1,098	145	38	—	449
Net Change in Unrealized Appreciation (Depreciation) During the Year	(5,331)	(3,515)	308	(1,839)	30	(3,750)	(18)	417
Capital Gain Distributions (Note 2)	4,342	5,312	—	1,263	444	3,648	7	—

Net Gain (Loss) on Investments	1,980	3,010	953	522	619	(64)	(11)	866

Increase (Decrease) in Net Assets Resulting from Operations	2,226	2,819	823	475	630	(352)	(11)	766

Contract Transactions:
Premiums Received from Contract Owners	64	71	10	45	—	18	21	4
Contract Owner Withdrawals	(4,389)	(6,693)	(2,311)	(1,945)	(333)	(5,212)	—	(1,615)
Net Transfers In (Out) (Note 3)	(2,533)	(890)	580	(261)	(310)	(1,401)	114	(465)
Contract Charges (Note 7)	(12)	(21)	(9)	(7)	(1)	(10)	—	(3)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(6,870)	(7,533)	(1,730)	(2,168)	(644)	(6,605)	135	(2,079)

Total Increase (Decrease) in Net Assets	(4,644)	(4,714)	(907)	(1,693)	(14)	(6,957)	124	(1,313)
Net Assets, Beginning of Period	26,373	43,237	12,250	10,054	2,861	27,942	4	7,735

Net Assets, End of Period	$21,729	$38,523	$11,343	$8,361	$2,847	$20,985	$128	$6,422

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
				AllianceBernstein
	AIM V.I.			VPS Global	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein
	International	AIM V.I. Mid Cap	AIM V.I. Core	Technology	VPS Growth and	VPS International	VPS Large Cap	VPS Small/Mid Cap
(In thousands)	Growth Fund	Core Equity Fund	Equity Fund	Portfolio	Income Portfolio	Value Portolio h	Growth Portfolio	Value Portfolio

Investment Income:
Ordinary Dividends (Note 2)	$3	$—	$99	$—	$26	$—	$—	$11

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(15)	(3)	(133)	(17)	(28)	—	(265)	(20)

Net Investment Income (Loss)	(12)	(3)	(34)	(17)	(2)	—	(265)	(9)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	252	—	411	128	39	—	(950)	246
Net Change in Unrealized Appreciation (Depreciation) During the Year	(123)	10	269	109	(59)	1	3,351	(182)
Capital Gain Distributions (Note 2)	—	3	—	—	88	—	—	84

Net Gain (Loss) on Investments	129	13	680	237	68	1	2,401	148

Increase (Decrease) in Net Assets Resulting from Operations	117	10	646	220	66	1	2,136	139

Contract Transactions:
Premiums Received from Contract Owners	2	—	7	—	—	—	34	65
Contract Owner Withdrawals	(616)	(1)	(2,016)	(49)	(257)	—	(3,203)	(39)
Net Transfers In (Out) (Note 3)	(229)	52	(1,695)	(40)	1,821	50	(877)	(1,679)
Contract Charges (Note 7)	—	(1)	(4)	—	—	—	(7)	(8)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(843)	50	(3,708)	(89)	1,564	50	(4,053)	(1,661)

Total Increase (Decrease) in Net Assets	(726)	60	(3,062)	131	1,630	51	(1,917)	(1,522)
Net Assets, Beginning of Period	1,407	148	11,116	1,229	1,832	—	18,878	2,270

Net Assets, End of Period	$681	$208	$8,054	$1,360	$3,462	$51	$16,961	$748

h	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
		American	American	American
	AllianceBernstein	Century	Century	Funds	American	American	American Funds	American Funds
	VPS Value	VP International	VP Ultra®	Asset Allocation	Funds	Funds	Growth-Income	International
(In thousands)	Portfolio i	Fund	Fund	Fund	Bond Fund	Growth Fund	Fund	Fundj

Investment Income:
Ordinary Dividends (Note 2)	$4	$37	$—	$16	$388	$50	$22	$99

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(5)	(77)	(49)	(11)	(76)	(107)	(22)	(101)

Net Investment Income (Loss)	(1)	(40)	(49)	5	312	(57)	—	(2)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	11	607	493	11	(5)	464	6	180
Net Change in Unrealized Appreciation (Depreciation) During the Year	(54)	175	341	(14)	(242)	(239)	(11)	499
Capital Gain Distributions (Note 2)	8	—	—	22	—	439	44	294

Net Gain (Loss) on Investments	(35)	782	834	19	(247)	664	39	973

Increase (Decrease) in Net Assets Resulting from Operations	(36)	742	785	24	65	607	39	971

Contract Transactions:
Premiums Received from Contract Owners	58	—	15	85	108	213	23	208
Contract Owner Withdrawals	—	(950)	(650)	(1)	(105)	(131)	(3)	(161)
Net Transfers In (Out) (Note 3)	151	1,831	1,438	108	1,134	(2,609)	130	1,458
Contract Charges (Note 7)	(1)	(4)	—	(4)	(30)	(42)	(9)	(37)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	208	877	803	188	1,107	(2,569)	141	1,468

Total Increase (Decrease) in Net Assets	172	1,619	1,588	212	1,172	(1,962)	180	2,439
Net Assets, Beginning of Period	195	5,269	1,430	534	3,629	6,472	1,232	4,619

Net Assets, End of Period	$367	$6,888	$3,018	$746	$4,801	$4,510	$1,412	$7,058

i	Effective April 27, 2007, BlackRock Equity Dividend Portfolio merged into AllianceBernstein VPS Value Portfolio.

j	Effective April 27, 2007, BlackRock International Index Portfolio merged into American Funds International Fund.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	Cohen & Steers		Dreyfus VIF	Eaton Vance VT	Eaton Vance VT	Federated Capital	Federated	Janus
	VIF Realty	Davis Value	Appreciation	Floating-Rate	Large-Cap Value	Appreciation	Kaufmann	Aspen Forty
(In thousands)	Fund, Inc. k	Portfolio	Portfolio	Income Fund	Fund l	Fund II	Fund II	Portfolio m

Investment Income:
Ordinary Dividends (Note 2)	$17	$157	$31	$114	$—	$1	$—	$6

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(15)	(242)	(34)	(26)	—	(19)	(30)	(44)

Net Investment Income (Loss)	2	(85)	(3)	88	—	(18)	(30)	(38)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	118	2,042	109	(71)	—	31	201	314
Net Change in Unrealized Appreciation (Depreciation) During the Year	(340)	(2,003)	(33)	(3)	1	(151)	158	981
Capital Gain Distributions (Note 2)	11	558	—	—	—	—	65	—

Net Gain (Loss) on Investments	(211)	597	76	(74)	1	(120)	424	1,295

Increase (Decrease) in Net Assets Resulting from Operations	(209)	512	73	14	1	(138)	394	1,257

Contract Transactions:
Premiums Received from Contract Owners	16	54	50	21	—	6	48	81
Contract Owner Withdrawals	(32)	(2,944)	(70)	(48)	—	(582)	(353)	(69)
Net Transfers In (Out) (Note 3)	(202)	(6,528)	292	(1,830)	1,520	8,680	1,246	4,315
Contract Charges (Note 7)	(8)	(18)	(15)	(12)	—	—	(7)	(17)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(226)	(9,436)	257	(1,869)	1,520	8,104	934	4,310

Total Increase (Decrease) in Net Assets	(435)	(8,924)	330	(1,855)	1,521	7,966	1,328	5,567
Net Assets, Beginning of Period	1,134	22,563	2,120	2,041	—	231	1,197	—

Net Assets, End of Period	$699	$13,639	$2,450	$186	$1,521	$8,197	$2,525	$5,567

k	Effective April 30, 2008, Cohen & Steers VIF Realty Fund, Inc. was liquidated.

l	Commenced operations effective May 1, 2007.

m	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
							PIMCO VIT
				Oppenheimer		Oppenheimer	Commodity
	Janus Aspen		OpCap	Capital	Oppenheimer	Main Street	RealReturn	PIMCO VIT
	Mid Cap Growth	MFS® Growth	Renaissance	Appreciation	Main Street	Small Cap	Strategy	Low Duration
(In thousands)	Portfolio n	Series o	Portfolio p	Fund/VA	Fund®/VA	Fund®/VA q	Portfolio	Portfolio r

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$3	$—	$—	$—	$64	$10

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	—	(106)	(5)	(1)	—	(2)	(22)	(3)

Net Investment Income (Loss)	—	(106)	(2)	(1)	—	(2)	42	7

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	—	(471)	15	5	—	—	(11)	2
Net Change in Unrealized Appreciation (Depreciation) During the Year	1	1,951	(26)	1	1	(13)	244	6
Capital Gain Distributions (Note 2)	—	—	37	—	—	3	—	—

Net Gain (Loss) on Investments	1	1,480	26	6	1	(10)	233	8

Increase (Decrease) in Net Assets Resulting from Operations	1	1,374	24	5	1	(12)	275	15

Contract Transactions:
Premiums Received from Contract Owners	—	16	4	—	—	18	63	—
Contract Owner Withdrawals	—	(1,271)	(60)	—	(1)	—	(35)	—
Net Transfers In (Out) (Note 3)	1,016	(377)	(103)	(40)	—	85	254	314
Contract Charges (Note 7)	—	(2)	(1)	—	—	—	(9)	(1)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	1,016	(1,634)	(160)	(40)	(1)	103	273	313

Total Increase (Decrease) in Net Assets	1,017	(260)	(136)	(35)	—	91	548	328
Net Assets, Beginning of Period	—	7,691	436	72	27	88	1,358	—

Net Assets, End of Period	$1,017	$7,431	$300	$37	$27	$179	$1,906	$328

n	Commenced operations effective May 1, 2007.

o	Effective May 1, 2008, MFS® Emerging Growth Series was renamed MFS® Growth Series.

p	Effective January 25, 2008, OpCap Renaissance Portfolio was liquidated.

q	Effective April 27, 2007, BlackRock Small Cap Index Portfolio merged into Oppenheimer Main Street Small Cap Fund®/VA.

r	Effective April 27, 2007, BlackRock Short Term Bond Portfolio merged into PIMCO VIT Low Duration Portfolio.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
			Pioneer		Pioneer	Pioneer	Premier	Roszel/Allianz
	PIMCO VIT	PIMCO VIT	Emerging	Pioneer	High Yield	Small Cap	VIT NFJ	CCM Capital
	Real Return	Total Return	Markets VCT	Fund VCT	VCT	Value VCT	Dividend Value	Appreciation
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio s	Portfolio

Investment Income:
Ordinary Dividends (Note 2)	$49	$1,679	$1	$29	$2	$—	$—	$37

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(16)	(511)	(2)	(42)	(1)	—	—	(157)

Net Investment Income (Loss)	33	1,168	(1)	(13)	1	—	—	(120)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(3)	(284)	5	501	—	—	—	420
Net Change in Unrealized Appreciation (Depreciation) During the Year	108	1,316	27	(305)	—	(5)	(3)	230
Capital Gain Distributions (Note 2)	7	—	18	—	—	3	1	1,197

Net Gain (Loss) on Investments	112	1,032	50	196	—	(2)	(2)	1,847

Increase (Decrease) in Net Assets Resulting from Operations	145	2,200	49	183	1	(2)	(2)	1,727

Contract Transactions:
Premiums Received from Contract Owners	30	328	—	45	5	10	—	1
Contract Owner Withdrawals	(15)	(5,125)	—	(102)	—	—	—	(1,878)
Net Transfers In (Out) (Note 3)	2,308	13,213	155	(3,946)	44	7	27	9
Contract Charges (Note 7)	(7)	(56)	—	(19)	—	—	—	(5)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	2,316	8,360	155	(4,022)	49	17	27	(1,873)

Total Increase (Decrease) in Net Assets	2,461	10,560	204	(3,839)	50	15	25	(146)
Net Assets, Beginning of Period	461	29,500	6	3,894	26	5	—	11,634

Net Assets, End of Period	$2,922	$40,060	$210	$55	$76	$20	$25	$11,488

s	Commenced operations effective May 1, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

			Roszel/JPMorgan		Roszel/Lord	Roszel/Lord	Roszel/Lord
	Roszel/Allianz NFJ	Roszel/Delaware	Multi-Cap Market	Roszel/JPMorgan	Abbett	Abbett Bond	Abbett	Roszel/Marsico
	Small Cap Value	Trend	Neutral	Small Cap Growth	Affiliated	Debenture	Mid Cap Value	Large Cap Growth
(In thousands)	Portfolio	Portfolio	Portfolio t	Portfolio	Portfolio	Portfolio	Portfolio u	Portfolio

Investment Income:
Ordinary Dividends (Note 2)	$160	$—	$46	$—	$38	$61	$50	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(115)	(25)	(15)	(73)	(78)	(15)	(160)	(43)

Net Investment Income (Loss)	45	(25)	31	(73)	(40)	46	(110)	(43)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	435	34	(5)	326	305	(3)	500	78
Net Change in Unrealized Appreciation (Depreciation) During the Year	(1,135)	(80)	(28)	(567)	(224)	(9)	(1,669)	608
Capital Gain Distributions (Note 2)	933	225	—	862	207	2	1,411	—

Net Gain (Loss) on Investments	233	179	(33)	621	288	(10)	242	686

Increase (Decrease) in Net Assets Resulting from Operations	278	154	(2)	548	248	36	132	643

Contract Transactions:
Premiums Received from Contract Owners	36	14	10	44	45	3	63	68
Contract Owner Withdrawals	(1,039)	(370)	(20)	(842)	(651)	(108)	(2,012)	(85)
Net Transfers In (Out) (Note 3)	(1,786)	(168)	(1,355)	(366)	22	159	(783)	3,982
Contract Charges (Note 7)	(9)	(1)	(6)	(4)	(13)	(1)	(14)	(16)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(2,798)	(525)	(1,371)	(1,168)	(597)	53	(2,746)	3,949

Total Increase (Decrease) in Net Assets	(2,520)	(371)	(1,373)	(620)	(349)	89	(2,614)	4,592
Net Assets, Beginning of Period	9,270	1,948	1,373	5,476	4,915	858	11,392	42

Net Assets, End of Period	$6,750	$1,577	$—	$4,856	$4,566	$947	$8,778	$4,634

t	Effective September 28, 2007, Roszel JPMorgan Multi-Cap Market Neutral Portfolio was liquidated.

u	Effective April 27, 2007, BlackRock Mid Cap Value Opportunities Portfolio merged into Roszel/Lord Abbett Mid Cap Value Portfolio.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
		Seligman	Templeton	Templeton
	Roszel/Seligman	Smaller-Cap	Foreign	Growth	Van Kampen	Van Kampen
	Mid Cap Growth	Value	Securities	Securities	Comstock	Strategic Growth	Wanger
(In thousands)	Portfolio	Portfolio	Fund	Fund	Portfolio	Portfolio v	International w,x	Wanger USA y

Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$14	$2	$152	$—	$—	$—

Investment Expenses:
Asset-Based Insurance Charges (Note 7)	(55)	(20)	(10)	(3)	(180)	(3)	(3)	(20)

Net Investment Income (Loss)	(55)	(20)	4	(1)	(28)	(3)	(3)	(20)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	34	65	19	1	528	42	3	91
Net Change in Unrealized Appreciation (Depreciation) During the Year	241	(94)	38	(9)	(833)	(8)	17	(99)
Capital Gain Distributions (Note 2)	321	110	33	6	187	—	—	119

Net Gain (Loss) on Investments	596	81	90	(2)	(118)	34	20	111

Increase (Decrease) in Net Assets Resulting from Operations	541	61	94	(3)	(146)	31	17	91

Contract Transactions:
Premiums Received from Contract Owners	37	7	80	—	44	—	—	18
Contract Owner Withdrawals	(923)	(436)	(4)	—	(1,775)	(66)	—	(34)
Net Transfers In (Out) (Note 3)	75	(51)	19	106	(1,222)	(75)	304	(2,035)
Contract Charges (Note 7)	(2)	—	(4)	—	(7)	—	(1)	(8)

Increase (Decrease) in Net Assets Resulting from Contract Transactions	(813)	(480)	91	106	(2,960)	(141)	303	(2,059)

Total Increase (Decrease) in Net Assets	(272)	(419)	185	103	(3,106)	(110)	320	(1,968)
Net Assets, Beginning of Period	4,124	1,381	638	99	8,637	285	—	2,116

Net Assets, End of Period	$3,852	$962	$823	$202	$5,531	$175	$320	$148

v	Effective April 1, 2008, Van Kampen Strategic Growth Portfolio was renamed Van Kampen Capital Growth Portfolio

w	Effective April 27, 2007, BlackRock Global SmallCap Portfolio merged into Wanger International Small Cap.

x	Effective June 1, 2008, Wanger International Small Cap was renamed Wanger International

y	Effective June 1, 2008, Wanger U.S. Smaller Companies was renamed Wanger USA
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
ML LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION

ML of New York Variable Annuity Separate Account A (“Separate Account A”), a separate account of ML Life Insurance Company of New York (“MLNY”), was established to support MLNY’s operations with respect to certain variable annuity contracts (“Contracts”). Separate Account A is governed by New York State Insurance Law. MLNY is an indirect wholly owned subsidiary of AEGON USA, Inc. (“AUSA”).

On December 28, 2007 (the “Acquisition Date”), MLNY and its affiliate, Merrill Lynch Life Insurance Company were acquired by AUSA for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 10 countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to the Acquisition Date, MLNY was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

Separate Account A is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and consists of investment divisions that support four annuity contracts — Retirement Plus, Retirement Power, Retirement Optimizer, and Investor Choice Investor Series (available for sale effective May 25, 2005). The investment divisions are as follows:

AIM V.I. Basic Value Fund	Federated Capital Appreciation Fund II
AIM V.I. Capital Appreciation Fund	Federated Kaufmann Fund II
AIM V.I. Core Equity Fund	Janus Aspen Forty Portfolio
AIM V.I. International Growth Fund	Janus Aspen Mid Cap Growth Portfolio
AIM V.I. Mid Cap Core Equity Fund	MFS® Growth Series
AllianceBernstein VPS Global Technology Portfolio	OpCap Renaissance Portfolio
AllianceBernstein VPS Growth and Income Portfolio	Oppenheimer Capital Appreciation Fund/VA
AllianceBernstein VPS International Value Portolio	Oppenheimer Main Street Fund®/VA
AllianceBernstein VPS Large Cap Growth Portfolio	Oppenheimer Main Street Small Cap Fund®/VA
AllianceBernstein VPS Small/Mid Cap Value Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
AllianceBernstein VPS Value Portfolio	PIMCO VIT Low Duration Portfolio
American Century VP International Fund	PIMCO VIT Real Return Portfolio
American Century VP Ultra® Fund	PIMCO VIT Total Return Portfolio
American Funds Asset Allocation Fund	Pioneer Emerging Markets VCT Portfolio
American Funds Bond Fund	Pioneer Fund VCT Portfolio
American Funds Growth Fund	Pioneer High Yield VCT Portfolio
American Funds Growth-Income Fund	Pioneer Real Estate Shares VCT Portfolio
American Funds International Fund	Pioneer Small Cap Value VCT Portfolio
BlackRock Balanced Capital V.I. Fund	Premier VIT NFJ Dividend Value Portfolio
BlackRock Basic Value V.I. Fund	Roszel/Allianz CCM Capital Appreciation Portfolio
BlackRock Fundamental Growth V.I. Fund	Roszel/Allianz NFJ Small Cap Value Portfolio
BlackRock Global Allocation V.I. Fund	Roszel/Delaware Trend Portfolio
BlackRock Global Growth V.I. Fund	Roszel/JPMorgan Small Cap Growth Portfolio
BlackRock Government Income V.I. Fund	Roszel/Lord Abbett Affiliated Portfolio
BlackRock High Income V.I. Fund	Roszel/Lord Abbett Bond Debenture Portfolio

1.	ORGANIZATION (Continued)

BlackRock International Value V.I. Fund	Roszel/Lord Abbett Mid Cap Value Portfolio
BlackRock Large Cap Core V.I. Fund	Roszel/Marsico Large Cap Growth Portfolio
BlackRock Large Cap Growth V.I. Fund	Roszel/Seligman Mid Cap Growth Portfolio
BlackRock Large Cap Value V.I. Fund	Seligman Smaller-Cap Value Portfolio
BlackRock Money Market V.I. Fund	Templeton Foreign Securities Fund
BlackRock S&P 500 Index V.I. Fund	Templeton Growth Securities Fund
BlackRock Total Return V.I. Fund	Transamerica Convertible Securities VP
BlackRock Utilities & Telecommunications V.I. Fund	Transamerica Equity VP
BlackRock Value Opportunities V.I. Fund	Transamerica Growth Opportunities VP
Cohen & Steers VIF Realty Fund, Inc.	Transamerica Small/Mid Cap Value VP
Davis Value Portfolio	Van Kampen Capital Growth Portfolio
Dreyfus VIF Appreciation Portfolio	Van Kampen Comstock Portfolio
Eaton Vance VT Floating-Rate Income Fund	Wanger International
Eaton Vance VT Large-Cap Value Fund	Wanger USA
The assets of Separate Account A are registered in the name of MLNY. The portion of Separate Account A’s assets applicable to the Contracts are not chargeable with liabilities arising out of any other business MLNY may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Statements included herein have been prepared in accordance with U.S. generally accepted accounting principles for variable annuity separate accounts registered as unit investment trusts. The preparation of Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions regarding matters that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The significant accounting policies and related judgments underlying Separate Account A’s Financial Statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain.
•	Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares held in the underlying funds, which value their investments at readily available market value. Investment transactions are recorded on the trade date.

•	Ordinary dividends and capital gain distributions are recognized on the ex-dividend date. All dividends are automatically reinvested.

•	Realized gains and losses on the sales of investments are computed on the first in first out basis.

•	All premiums and contract owner withdrawals are applied as described in the prospectus.

•	Accumulation units are units of measure used to determine the value of an interest in the Divisions during the accumulation period. The accumulation unit value is the value of an accumulation unit during a valuation period determined for each Division as of the close of trading on each day the New York Stock Exchange is open.
The change in net assets accumulated in Separate Account A provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

The net assets may not be less than the amount required under New York State Insurance Law to provide for death benefits (without regard to the guaranteed minimum death benefits) and other Contract benefits.

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The operations of Separate Account A are included in the Federal income tax return of MLNY. Under the provisions of the Contracts, MLNY has the right to charge Separate Account A for any Federal income tax attributable to Separate Account A. No charge is currently being made against Separate Account A for such tax since, under current tax law, MLNY pays no tax on investment income and capital gains reflected in variable annuity contract reserves. However, MLNY retains the right to charge for any Federal income tax incurred that is attributable to Separate Account A if the law is changed. Charges for state and local taxes, if any, attributable to Separate Account A may also be made.

Effective January 1, 2008, Separate Account A adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The adoption did not have a material impact on the Company’s Financial Statements. See Note 4 to the Financial Statements for additional disclosure.

3.	NET TRANSFERS

For Retirement Plus Contracts, net transfers include transfers among applicable Separate Account A investment divisions, as well as transfers from applicable Separate Account A investment divisions to the BlackRock Money Market V.I. Fund investment division of MLNY Variable Annuity Separate Account B.

For Retirement Power and Retirement Optimizer Contracts, net transfers include transfers among applicable Separate Account A investment divisions.

4.	FAIR VALUE MEASUREMENTS AND FAIR VALUE HIERARCHY

SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Separate Account A has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.	Quoted prices for similar assets or liabilities in active markets

b.	Quoted prices for identical or similar assets or liabilities in non-active markets

c.	Inputs other than quoted market prices that are observable

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices; and, therefore are considered Level 1.

5. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2008 were as follows:
(In thousands)

	Purchases	Sales
BlackRock Balanced Capital V.I. Fund	$152	$1,343
BlackRock Basic Value V.I. Fund	3,927	12,917
BlackRock Total Return V.I. Fund	1,781	7,713
BlackRock Money Market V.I. Fund	15,935	17,585
BlackRock Fundamental Growth V.I. Fund	6,206	7,176
BlackRock Global Allocation V.I. Fund	6,244	8,424
BlackRock Global Growth V.I. Fund	646	1,143
BlackRock Government Income V.I. Fund	2,692	4,304
BlackRock High Income V.I. Fund	916	2,238
BlackRock S&P 500 Index V.I. Fund	3,986	6,658
BlackRock International Value V.I. Fund	1,775	6,257
BlackRock Large Cap Core V.I. Fund	1,218	7,375
BlackRock Large Cap Growth V.I. Fund	1,418	2,344
BlackRock Large Cap Value V.I. Fund	4,244	2,387
BlackRock Utilities & Telecommunications V.I. Fund	149	367
BlackRock Value Opportunities V.I. Fund	679	4,769
AIM V.I. Basic Value Fund	127	114
AIM V.I. Capital Appreciation Fund	63	2,200
AIM V.I. International Growth Fund	674	494
AIM V.I. Mid Cap Core Equity Fund	38	20
AIM V.I. Core Equity Fund	6,737	1,720
AllianceBernstein VPS Global Technology Portfolio	114	396
AllianceBernstein VPS Growth and Income Portfolio	331	1,814
AllianceBernstein VPS International Value Portolio	514	5
AllianceBernstein VPS Large Cap Growth Portfolio	1,213	4,987
AllianceBernstein VPS Small/Mid Cap Value Portfolio	282	283
AllianceBernstein VPS Value Portfolio	107	125
American Century VP International Fund	2,193	1,675
American Century VP Ultra® Fund	4,402	2,118
American Funds Asset Allocation Fund	154	71
American Funds Bond Fund	1,381	2,305
American Funds Growth Fund	3,263	1,526
American Funds Growth-Income Fund	882	153
American Funds International Fund	3,011	1,819
Cohen & Steers VIF Realty Fund, Inc.	107	842
Davis Value Portfolio	694	3,849
Dreyfus VIF Appreciation Portfolio	1,427	943
Eaton Vance VT Floating-Rate Income Fund	118	36
Eaton Vance VT Large-Cap Value Fund	598	603

5. PURCHASES AND SALES OF INVESTMENTS (Continued)

	Purchases	Sales
Federated Capital Appreciation Fund II	$6,367	$6,965
Federated Kaufmann Fund II	3,367	1,912
Janus Aspen Forty Portfolio	2,336	3,562
Janus Aspen Mid Cap Growth Portfolio	383	467
MFS® Growth Series	1,510	2,077
OpCap Renaissance Portfolio	128	270
Oppenheimer Capital Appreciation Fund/VA	148	1
Oppenheimer Main Street Fund®/VA	2	—
Oppenheimer Main Street Small Cap Fund®/VA	53	31
PIMCO VIT CommodityRealReturn Strategy Portfolio	780	1,458
PIMCO VIT Low Duration Portfolio	411	371
PIMCO VIT Real Return Portfolio	2,241	1,716
PIMCO VIT Total Return Portfolio	12,952	15,114
Pioneer Emerging Markets VCT Portfolio	115	6
Pioneer Fund VCT Portfolio	40	49
Pioneer High Yield VCT Portfolio	97	6
Pioneer Real Estate Shares VCT Portfolio	574	150
Pioneer Small Cap Value VCT Portfolio	12	9
Premier VIT NFJ Dividend Value Portfolio	21	1
Roszel/Allianz CCM Capital Appreciation Portfolio	3,110	5,169
Roszel/Allianz NFJ Small Cap Value Portfolio	3,589	2,620
Roszel/Delaware Trend Portfolio	878	686
Roszel/JPMorgan Small Cap Growth Portfolio	1,121	1,855
Roszel/Lord Abbett Affiliated Portfolio	2,328	1,909
Roszel/Lord Abbett Bond Debenture Portfolio	326	342
Roszel/Lord Abbett Mid Cap Value Portfolio	19,173	20,504
Roszel/Marsico Large Cap Growth Portfolio	2,380	1,882
Roszel/Seligman Mid Cap Growth Portfolio	1,491	1,828
Seligman Smaller-Cap Value Portfolio	309	177
Templeton Foreign Securities Fund	150	136
Templeton Growth Securities Fund	55	12
Transamerica Convertible Securities VP	—	—
Transamerica Equity VP	—	—
Transamerica Growth Opportunities VP	—	—
Transamerica Small Mid Cap Value VP	657	361
Van Kampen Comstock Portfolio	7,042	4,725
Van Kampen Capital Growth Portfolio	65	36
Wanger International	89	58
Wanger USA	436	88

6. UNIT VALUES
The following is a summary of units outstanding, unit values and net assets for variable annuity contracts. In addition, the following ratios and returns are provided:
Investment income ratio:
The investment income ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of the dividends by the underlying fund in which the investment divisions invest.
Expense ratio:
The expense ratio represents the annualized contract expenses of the separate accounts, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
Total return:
The total return includes changes in the value of the underlying mutual fund, which includes expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicates the effective date of that investment division in the separate account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is represented as a range of minimum and maximum values based on the product grouping represented in the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented.
The 2008 and 2007 unit value and total return ranges have been disclosed based on the related lowest and highest level of expense ratios. The 2006 through 2004 unit value and total return ranges have been disclosed based on the range of lowest and highest unit values and total returns for all levels of expense ratio.
BlackRock Equity Dividend Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	8	$13.19	$13.30	$107	2.54%	1.25%	1.65%	17.48%	17.95%
BlackRock Global SmallCap Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	13	$13.23	$13.33	$182	0.48%	1.25%	1.65%	16.00%	16.46%
2005	9	11.40	11.44	105	3.06	1.25	1.65	15.57	15.85
BlackRock International Index Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	2	$14.01	$14.12	$28	4.83%	1.25%	1.65%	23.89%	24.38%
2005	1	11.31	11.35	19	6.26	1.25	1.65	15.68	15.97
BlackRock Short-Term Bond Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	16	$10.27	$10.35	$174	3.96%	1.25%	1.65%	3.02%	3.43%
2005	51	9.96	10.00	501	3.47	1.25	1.65	-0.09	0.16
BlackRock Mid Cap Value Opportunities Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	10	$12.43	$12.53	$118	0.42%	1.25%	1.65%	11.42%	11.86%

6. UNIT VALUES (Continued)
BlackRock Small Cap Index Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	1	$12.05	$12.14	$12	3.76%	1.25%	1.65%	15.64%	16.10%
BlackRock Balanced Capital V.I. Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	180	$16.65	$16.65	$3,002	2.20%	1.35%	1.35%	-29.62%	-29.62%
2007	237	23.64	23.64	5,604	2.04	1.35	1.35	3.84	3.84
2006	291	22.76	22.76	6,550	2.09	1.35	1.35	13.54	13.54
2005	345	20.03	20.03	6,918	1.82	1.35	1.35	2.69	2.69
2004	390	19.50	19.50	7,601	1.89	1.35	1.35	7.16	7.16
BlackRock Basic Value V.I. Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	1,039	$8.35	$8.21	$20,444	1.81%	1.25%	1.65%	-37.59%	-37.84%
2007	1,343	13.37	13.20	45,653	1.36	1.25	1.65	0.50	0.09
2006	1,587	13.18	40.55	56,075	1.52	1.25	1.65	19.82	20.29
2005	2,039	10.99	33.73	60,569	1.21	1.25	1.65	1.21	1.61
2004	2,905	13.01	33.21	80,946	1.08	1.35	1.59	9.31	9.52
BlackRock Total Return V.I. Fund

					Investment		Expense	Total
		Unit Value		Net Assets	Income		Ratio	Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	975	$9.30	$9.15	$16,407	5.08%	1.25%	1.65%	-13.29%	-13.64%
2007	1,321	10.72	10.59	26,016	4.72	1.25	1.65	2.31	1.90
2006	1,611	10.38	20.09	34,541	4.63	1.25	1.65	2.65	3.06
2005	2,468	10.11	19.50	42,375	4.94	1.25	1.65	0.30	0.70
2004	3,064	11.14	19.38	52,795	3.64	1.35	1.59	2.86	3.06
BlackRock Money Market V.I. Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	1,441	$10.98	$10.80	$20,164	2.51%	1.25%	1.65%	1.19%	0.79%
2007	1,637	10.85	10.71	21,814	4.70	1.25	1.65	3.50	3.08
2006	1,565	10.26	14.24	21,013	4.45	1.25	1.65	2.78	3.19
2005	1,586	9.97	13.80	20,907	2.61	1.25	1.65	0.97	1.37
2004	1,876	9.86	13.62	24,663	0.89	1.35	1.59	-0.67	-0.48
BlackRock Fundamental Growth V.I. Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	919	$8.42	$8.28	$6,371	0.39%	1.25%	1.65%	-39.64%	-39.88%
2007	1,128	13.94	13.76	12,385	0.39	1.25	1.65	17.54	17.07
2006	922	7.59	11.86	8,629	0.42	1.25	1.65	2.78	3.19
2005	1,562	7.38	11.48	13,625	0.54	1.25	1.65	5.69	6.11
2004	1,890	6.98	9.99	15,515	0.78	1.35	1.59	5.11	5.31
BlackRock Global Allocation V.I. Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	1,535	$12.60	$12.39	$37,398	2.10%	1.25%	1.65%	-20.46%	-20.78%
2007	1,612	15.84	15.63	50,021	2.74	1.25	1.65	15.49	15.03
2006	1,815	13.58	27.84	48,901	2.60	1.25	1.65	14.57	15.03
2005	1,965	11.85	24.22	47,424	2.45	1.25	1.65	8.66	9.09
2004	1,963	22.21	22.21	43,593	3.16	1.35	1.35	12.79	12.79

6. UNIT VALUES (Continued)
BlackRock Global Growth V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	227	$5.78	$5.77	$2,234	0.32%	1.25%	1.65%	-42.76%	-42.92%
2007	267	18.44	18.44	4,911	1.20	1.35	1.35	34.97	34.97
2006	243	13.65	13.65	3,295	0.89	1.35	1.35	20.32	20.32
2005	290	11.34	11.34	3,289	0.87	1.35	1.35	13.47	13.47
2004	634	9.99	9.99	6,333	1.59	1.35	1.35	13.62	13.62
BlackRock Government Income V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	989	$11.51	$11.32	$17,878	2.60%	1.25%	1.65%	6.40%	5.97%
2007	1,084	10.82	10.68	18,614	4.95	1.25	1.65	2.71	2.30
2006	2,259	10.43	17.60	31,432	4.53	1.25	1.65	2.18	2.58
2005	1,535	10.20	17.16	24,944	4.65	1.25	1.65	1.52	1.92
2004	1,760	11.00	16.85	27,811	2.87	1.35	1.59	2.48	2.68
BlackRock High Income V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	353	$7.98	$7.85	$5,707	8.89%	1.25%	1.65%	-30.09%	-30.37%
2007	436	11.41	11.27	10,164	7.76	1.25	1.65	1.07	0.66
2006	579	11.19	23.34	13,326	7.47	1.25	1.65	7.64	8.07
2005	713	10.39	21.61	15,339	8.82	1.25	1.65	-0.16	0.24
2004	936	21.57	21.57	20,198	7.76	1.35	1.35	10.26	10.26
BlackRock S&P 500 Index V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	967	$8.27	$8.13	$10,692	1.75%	1.25%	1.65%	-38.03%	-38.28%
2007	1,232	13.33	13.16	21,097	1.62	1.25	1.65	4.07	3.66
2006	1,517	9.21	19.13	28,716	1.57	1.25	1.65	13.56	14.01
2005	1,758	8.10	16.79	26,972	1.69	1.25	1.65	2.67	3.08
2004	2,137	7.88	16.30	31,637	1.56	1.35	1.59	8.76	8.97
BlackRock International Value V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	651	$9.96	$9.80	$8,037	2.55%	1.25%	1.65%	-43.24%	-43.47%
2007	988	17.55	17.32	21,729	2.36	1.25	1.65	8.90	8.47
2006	1,313	15.96	21.30	26,373	3.29	1.25	1.65	25.76	26.26
2005	1,496	12.68	16.91	24,041	2.70	1.25	1.65	9.80	10.24
2004	1,820	13.14	14.71	26,604	2.42	1.35	1.59	20.60	20.83
BlackRock Large Cap Core V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	804	$9.22	$9.06	$18,147	1.09%	1.25%	1.65%	-39.55%	-39.79%
2007	1,027	15.24	15.04	38,523	0.94	1.25	1.65	6.93	6.50
2006	1,227	14.12	36.35	43,237	0.92	1.25	1.65	12.82	13.27
2005	1,355	12.51	32.10	43,206	0.62	1.25	1.65	11.29	11.74
2004	1,550	28.75	28.75	44,556	0.83	1.35	1.35	15.16	15.16

6. UNIT VALUES (Continued)
BlackRock Large Cap Growth V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	904	$8.13	$7.99	$6,186	0.44%	1.25%	1.65%	-41.47%	-41.70%
2007	971	13.88	13.70	11,343	0.27	1.25	1.65	6.98	6.55
2006	1,131	10.91	12.97	12,250	0.32	1.25	1.65	5.41	5.83
2005	1,081	10.31	12.25	11,173	0.19	1.25	1.65	8.78	9.22
2004	1,085	9.45	9.45	10,247	0.29	1.35	1.35	6.30	6.30
BlackRock Large Cap Value V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	713	$9.59	$9.42	$8,084	1.33%	1.25%	1.65%	-38.07%	-38.32%
2007	457	15.47	15.27	8,361	0.88	1.25	1.65	4.50	4.08
2006	582	14.67	17.64	10,054	0.80	1.25	1.65	14.06	14.52
2005	624	12.85	15.41	9,416	0.59	1.25	1.65	15.42	15.88
2004	531	13.31	13.31	7,066	0.87	1.35	1.35	18.71	18.71
BlackRock Utilities & Telecommunications V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	66	$24.04	$24.04	$1,593	2.35%	1.35%	1.35%	-34.77%	-34.77%
2007	78	36.83	36.83	2,847	1.71	1.35	1.35	24.62	24.62
2006	97	29.54	29.54	2,861	2.88	1.35	1.35	23.50	23.50
2005	110	23.91	23.91	2,641	2.41	1.35	1.35	12.55	12.55
2004	131	21.23	21.23	2,787	2.54	1.35	1.35	23.97	23.97
BlackRock Value Opportunities V.I. Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	376	$7.79	$7.66	$9,077	0.61%	1.25%	1.65%	-40.82%	-41.06%
2007	511	13.16	12.99	20,985	0.25	1.25	1.65	-2.18	-2.57
2006	674	13.32	43.26	27,942	0.19	1.25	1.65	10.92	11.36
2005	814	12.01	38.86	30,842	0.31	1.25	1.65	8.53	8.96
2004	1,073	13.64	35.68	37,707	—	1.35	1.59	13.16	13.38
AIM V.I. Basic Value Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	10	$6.17	$6.07	$59	0.88%	1.25%	1.65%	-52.39%	-52.59%
2007	10	12.95	12.79	128	1.15	1.25	1.65	0.23	-0.18
2006	—	12.80	12.92	4	0.72	1.25	1.65	11.30	11.75
2005	—	11.50	11.56	—	—	1.25	1.65	6.60	6.86
AIM V.I. Capital Appreciation Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	214	$8.88	$8.88	$1,901	—%	1.35%	1.35%	-43.30%	-43.30%
2007	410	15.66	15.66	6,422	—	1.35	1.35	10.45	10.45
2006	551	14.17	14.17	7,735	0.05	1.35	1.35	4.83	4.83
2005	666	13.51	13.51	8,993	0.06	1.35	1.35	7.33	7.33
2004	782	12.58	12.58	9,839	—	1.35	1.35	5.14	5.14

6. UNIT VALUES (Continued)
AIM V.I. International Growth Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	49	$12.77	$7.13	$417	0.74%	1.55%	1.59%	-41.30%	-41.32%
2007	47	21.76	12.15	681	0.32	1.55	1.59	12.95	12.90
2006	114	10.76	19.26	1,407	0.61	1.55	1.59	26.22	26.27
2005	282	8.53	15.26	2,864	0.69	1.55	1.59	16.07	16.12
2004	89	7.35	13.14	747	0.66	1.55	1.59	22.04	22.09
AIM V.I. Mid Cap Core Equity Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	15	$9.62	$9.45	$143	1.54%	1.25%	1.65%	-29.45%	-29.73%
2007	15	13.62	13.45	208	0.24	1.25	1.65	8.13	7.69
2006	11	12.48	12.59	148	1.33	1.25	1.65	9.37	9.81
AIM V.I. Core Equity Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	1,201	$8.15	$8.10	$9,757	3.11%	1.35%	1.59%	-31.12%	-31.25%
2007	681	11.83	11.78	8,054	1.01	1.35	1.59	6.61	6.40
2006	922	11.07	11.09	11,116	0.76	1.35	1.59	14.87	15.08
AIM V.I. Premier Equity Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	Division was not available
2005	841	$6.12	$14.06	$11,327	0.76%	1.35%	1.59%	3.99%	4.19%
2004	1,123	5.89	13.49	14,535	0.42	1.35	1.59	4.10	4.30
AllianceBernstein VPS Global Technology Portfolio

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	118	$4.65	$4.65	$547	—%	1.35%	1.35%	-48.10%	-48.10%
2007	152	8.96	8.96	1,360	—	1.35	1.35	18.52	18.52
2006	167	7.56	7.56	1,229	—	1.35	1.35	7.13	7.13
2005	208	7.05	7.05	1,466	—	1.35	1.35	2.42	2.42
2004	157	6.88	6.88	1,081	—	1.35	1.35	3.99	3.99
AllianceBernstein VPS Growth and Income Portfolio

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	105	$8.41	$8.43	$881	1.63%	1.55%	1.59%	-41.52%	-41.55%
2007	240	14.39	14.42	3,462	1.46	1.55	1.59	3.49	3.45
2006	143	13.90	13.94	1,832	0.74	1.55	1.59	15.44	15.49
2005	653	12.04	12.07	7,877	1.58	1.55	1.59	3.22	3.26
2004	306	11.66	11.70	3,572	1.02	1.55	1.59	9.70	9.74
AllianceBernstein VPS International Value Portolio

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	56	$4.84	$4.80	$272	0.27%	1.25%	1.65%	-53.79%	-53.98%
2007	5	10.47	10.43	51	—	1.25	1.65	-0.78	-1.04

6. UNIT VALUES (Continued)
AllianceBernstein VPS Large Cap Growth Portfolio

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	736	$11.30	$4.13	$7,515	—%	1.35%	1.59%	-40.50%	-40.62%
2007	1,077	18.98	6.95	16,961	—	1.35	1.59	12.33	12.11
2006	1,351	6.20	16.89	18,878	—	1.35	1.59	-2.01	-1.83
2005	1,654	6.33	17.20	23,852	—	1.35	1.59	13.34	13.55
2004	1,708	5.58	15.14	23,651	—	1.35	1.59	6.90	7.11
AllianceBernstein VPS Small/Mid Cap Value Portfolio

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	54	$8.48	$8.34	$452	0.72%	1.25%	1.65%	-36.41%	-36.67%
2007	56	13.33	13.16	748	0.86	1.25	1.65	0.38	-0.02
2006	168	13.16	13.28	2,270	0.42	1.25	1.65	12.50	12.95
2005	87	11.69	11.75	1,018	—	1.25	1.65	8.56	8.82
AllianceBernstein VPS Value Portfolio

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	26	$7.57	$7.44	$196	2.36%	1.25%	1.65%	-41.60%	-41.83%
2007	29	12.96	12.79	367	1.47	1.25	1.65	-5.20	-5.58
2006	13	13.54	13.66	195	1.21	1.25	1.65	19.28	19.76
American Century VP International Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	464	$7.75	$7.75	$3,596	0.76%	1.35%	1.35%	-45.59%	-45.59%
2007	483	14.23	14.23	6,888	0.66	1.35	1.35	16.41	16.41
2006	441	12.22	12.22	5,269	1.64	1.35	1.35	23.29	23.29
2005	494	9.91	9.91	4,889	1.29	1.35	1.35	11.68	11.68
2004	637	8.87	8.87	5,649	0.46	1.35	1.35	13.32	13.32
American Century VP Ultra® Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	602	$7.30	$7.18	$4,253	—%	1.25%	1.65%	-42.24%	-42.47%
2007	248	12.64	12.48	3,018	—	1.25	1.65	19.45	18.97
2006	136	10.20	10.58	1,430	—	1.25	1.65	-4.90	-4.52
2005	239	10.71	11.07	2,565	—	1.25	1.65	0.45	0.85
2004	18	10.65	10.67	192	—	1.35	1.59	6.50	6.61
American Funds Asset Allocation Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	58	$9.32	$9.16	$539	2.45%	1.40%	1.80%	-30.53%	-30.81%
2007	56	13.41	13.24	746	2.32	1.40	1.80	5.01	4.59
2006	42	12.65	12.77	534	3.36	1.40	1.80	12.56	13.01
2005	12	11.23	11.29	129	5.88	1.40	1.80	8.38	8.65
American Funds Bond Fund

					Investment	Expense		Total
	Units	Unit Value		Net Assets	Income	Ratio		Return
	(000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	328	$9.79	$9.62	$3,176	5.37%	1.40%	1.80%	-10.66%	-11.01%
2007	443	10.95	10.81	4,801	8.34	1.40	1.80	1.83	1.42
2006	318	10.65	10.75	3,629	3.22	1.40	1.80	5.03	5.45
2005	60	10.14	10.19	618	0.14	1.40	1.80	1.48	1.73

6. UNIT VALUES (Continued)
American Funds Growth Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	429	$8.40	$8.26	$3,567	0.74%	1.40%	1.80%	-44.78%	-45.00%
2007	300	15.21	15.01	4,510	0.76	1.40	1.80	10.72	10.28
2006	460	13.61	13.73	6,472	0.99	1.40	1.80	8.20	8.64
2005	195	12.57	12.63	2,467	1.75	1.40	1.80	15.15	15.43
American Funds Growth-Income Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	155	$8.11	$7.98	$1,246	2.00%	1.40%	1.80%	-38.75%	-38.99%
2007	107	13.24	13.07	1,412	1.56	1.40	1.80	3.52	3.11
2006	97	12.67	12.78	1,232	1.82	1.40	1.80	13.10	13.55
2005	29	11.20	11.25	320	4.50	1.40	1.80	6.21	6.47
American Funds International Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	404	$10.66	$10.48	$4,263	1.87%	1.40%	1.80%	-42.96%	-43.19%
2007	382	18.68	18.44	7,058	1.61	1.40	1.80	18.29	17.81
2006	286	15.64	15.78	4,619	2.14	1.40	1.80	16.80	17.27
2005	109	13.39	13.45	1,470	4.76	1.40	1.80	22.12	22.42
Cohen & Steers VIF Realty Fund, Inc.

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	57	$12.62	$12.47	$699	1.56%	1.15%	1.55%	-20.45%	-20.77%
2006	71	15.73	15.85	1,134	2.39	1.15	1.55	33.73	34.26
2005	36	11.76	11.80	438	4.29	1.15	1.55	10.06	10.33
Davis Value Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	674	$8.09	$7.95	$5,344	0.77%	1.25%	1.65%	-41.10%	-41.33%
2007	1,009	13.72	13.55	13,639	0.92	1.25	1.65	3.28	2.86
2006	2,086	12.14	15.29	22,563	0.88	1.25	1.65	13.07	13.52
2005	1,709	10.73	13.50	19,873	0.62	1.25	1.65	7.60	8.03
2004	2,605	9.96	12.53	27,922	1.01	1.35	1.59	10.55	10.77
Dreyfus VIF Appreciation Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	212	$9.26	$9.10	$1,940	1.52%	1.15%	1.55%	-30.56%	-30.84%
2007	186	13.33	13.15	2,450	1.30	1.15	1.55	5.57	5.15
2006	163	12.50	12.62	2,120	2.90	1.15	1.55	14.37	14.83
2005	128	10.93	10.98	1,400	—	1.15	1.55	1.59	1.84
Eaton Vance VT Floating-Rate Income Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	25	$7.79	$7.66	$191	5.67%	1.15%	1.55%	-28.06%	-28.35%
2007	17	10.82	10.68	186	6.41	1.15	1.55	0.40	—
2006	176	10.68	10.77	2,041	5.75	1.15	1.55	3.84	4.26
2005	70	10.27	10.33	723	4.59	1.15	1.55	1.85	2.10

6. UNIT VALUES (Continued)
Eaton Vance VT Large-Cap Value Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	138	$6.78	$6.73	$930	1.15%	1.15%	1.55%	-35.74%	-36.00%
2007	146	10.54	10.51	1,521	—	1.15	1.55	1.48	1.20
Federated Capital Appreciation Fund II

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	602	$9.48	$9.32	$5,597	0.37%	1.25%	1.65%	-30.28%	-30.56%
2007	618	13.59	13.42	8,197	0.07	1.25	1.65	8.45	8.02
2006	19	12.21	12.53	231	0.73	1.25	1.65	14.26	14.72
2005	15	10.68	10.91	166	0.51	1.25	1.65	0.20	0.60
2004	4	10.64	10.66	48	—	1.35	1.59	6.44	6.55
Federated Kaufmann Fund II

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	270	$9.78	$9.61	$2,561	0.26%	1.25%	1.65%	-42.55%	-42.78%
2007	151	17.01	16.79	2,525	—	1.25	1.65	19.47	18.99
2006	89	13.77	14.23	1,197	0.37	1.25	1.65	12.94	13.40
2005	83	12.18	12.55	1,012	—	1.25	1.65	9.37	9.81
2004	43	11.12	11.14	477	—	1.35	1.59	11.20	11.32
Janus Aspen Forty Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	245	$7.40	$7.35	$1,804	0.01%	1.15%	1.55%	-44.98%	-45.20%
2007	416	13.44	13.40	5,567	0.20	1.15	1.55	26.71	26.37
Janus Aspen Mid Cap Growth Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	63	$6.46	$6.41	$403	0.06%	1.15%	1.55%	-44.53%	-44.75%
2007	88	11.64	11.60	1,017	0.11	1.15	1.55	9.86	9.57
MFS® Growth Series

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	497	$11.25	$3.92	$4,243	0.22%	1.35%	1.59%	-38.29%	-38.41%
2007	488	18.22	6.36	7,431	—	1.35	1.59	19.48	19.25
2006	692	5.33	15.24	7,691	—	1.35	1.59	6.20	6.40
2005	871	5.02	14.32	10,965	—	1.35	1.59	7.47	7.68
2004	1,035	4.67	13.29	12,099	—	1.35	1.59	11.17	11.39
OpCap Renaissance Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	24	$12.41	$12.25	$300	0.71%	1.25%	1.65%	4.94%	4.52%
2006	37	11.70	11.82	436	0.25	1.25	1.65	9.50	9.94
2005	44	10.68	10.74	473	—	1.25	1.65	-6.13	-5.76
2004	46	11.36	11.38	534	—	1.35	1.59	13.61	13.73

6. UNIT VALUES (Continued)
Oppenheimer Capital Appreciation Fund/VA

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	22	$7.22	$7.10	$155	—%	1.15%	1.55%	-46.31%	-46.53%
2007	3	13.44	13.27	37	0.02	1.15	1.55	12.49	12.04
2006	6	11.83	11.94	72	0.19	1.15	1.55	5.98	6.40
2005	4	11.16	11.22	44	—	1.15	1.55	5.11	5.37
Oppenheimer Main Street Fund®/VA

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	2	$8.03	$7.90	$16	1.25%	1.15%	1.55%	-39.36%	-39.60%
2007	2	13.24	13.07	27	0.81	1.15	1.55	2.90	2.49
2006	2	12.74	12.86	27	—	1.15	1.55	12.94	13.39
Oppenheimer Main Street Small Cap Fund®/VA

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	16	$8.38	$8.24	$130	0.29%	1.15%	1.55%	-38.75%	-38.99%
2007	14	13.67	13.50	179	0.11	1.15	1.55	-2.57	-2.97
2006	6	13.90	14.03	88	0.02	1.15	1.55	12.84	13.29
2005	25	12.32	12.38	321	—	1.15	1.55	13.13	13.41
PIMCO VIT CommodityRealReturn Strategy Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	116	$7.39	$7.27	$850	4.19%	1.25%	1.65%	-44.52%	-44.74%
2007	146	13.32	13.15	1,906	4.41	1.25	1.65	21.64	21.15
2006	117	10.85	10.94	1,358	5.16	1.25	1.65	-4.73	-4.35
2005	47	11.38	11.44	549	5.77	1.25	1.65	13.48	13.76
PIMCO VIT Low Duration Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	33	$10.35	$10.27	$345	4.08%	1.25%	1.65%	-1.71%	-2.10%
2007	31	10.52	10.49	328	4.68	1.25	1.65	4.87	4.59
PIMCO VIT Real Return Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	309	$10.30	$10.13	$3,142	3.49%	1.25%	1.65%	-8.26%	-8.63%
2007	264	11.22	11.08	2,922	4.56	1.25	1.65	9.23	8.79
2006	43	10.18	10.27	461	4.31	1.25	1.65	-0.98	-0.58
2005	25	10.27	10.32	268	3.86	1.25	1.65	-0.64	-0.39
PIMCO VIT Total Return Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	2,927	$11.65	$11.46	$37,356	4.45%	1.25%	1.65%	3.44%	3.03%
2007	3,181	11.26	11.12	40,060	4.77	1.25	1.65	7.35	6.92
2006	2,649	10.39	13.50	29,500	4.41	1.25	1.65	2.11	2.51
2005	3,282	10.17	13.21	38,856	3.36	1.25	1.65	0.73	1.13
2004	3,165	11.27	13.10	37,959	1.89	1.35	1.59	3.23	3.43

6. UNIT VALUES (Continued)
Pioneer Emerging Markets VCT Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	20	$6.95	$6.87	$140	0.09%	1.15%	1.55%	-58.80%	-58.97%
2007	12	16.87	16.75	210	0.43	1.15	1.55	40.75	40.18
2006	—	11.94	11.98	6	—	1.15	1.55	8.08	8.37
Pioneer Fund VCT Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	3	$8.81	$8.66	$28	1.52%	1.15%	1.55%	-35.15%	-35.41%
2007	6	13.58	13.40	55	0.97	1.15	1.55	3.53	3.11
2006	286	12.99	13.11	3,894	1.18	1.15	1.55	14.51	14.97
2005	85	11.34	11.39	980	1.73	1.15	1.55	6.12	6.38
Pioneer High Yield VCT Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	14	$7.33	$7.20	$102	10.08%	1.20%	1.60%	-36.52%	-36.78%
2007	6	11.54	11.39	76	5.03	1.20	1.60	4.29	3.87
2006	2	10.96	11.06	26	5.25	1.20	1.60	6.50	6.93
2005	5	10.29	10.34	47	6.14	1.20	1.60	5.07	5.33
Pioneer Real Estate Shares VCT Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	47	$6.31	$6.29	$294	4.38%	1.25%	1.65%	-45.65%	-45.79%
Pioneer Small Cap Value VCT Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	2	$7.78	$7.65	$13	0.24%	1.20%	1.60%	-38.88%	-39.13%
2007	2	12.73	12.56	20	0.60	1.20	1.60	-8.34	-8.71
2006	—	13.75	13.88	5	—	1.20	1.60	12.28	12.73
2005	—	12.24	12.30	4	—	1.20	1.60	14.88	15.16
Premier VIT NFJ Dividend Value Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	5	$6.34	$6.29	$29	2.50%	1.25%	1.65%	-36.24%	-36.49%
2007	3	9.94	9.91	25	6.00	1.25	1.65	-5.31	-5.57
Roszel/Allianz CCM Capital Appreciation Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	312	$8.50	$8.36	$3,092	0.14%	1.25%	1.65%	-42.28%	-42.51%
2007	669	14.72	14.53	11,488	0.32	1.25	1.65	16.16	15.70
2006	797	12.55	14.79	11,634	0.22	1.25	1.65	4.67	5.09
2005	875	11.99	14.09	12,322	0.46	1.25	1.65	7.59	8.02
2004	1,022	12.99	13.05	13,329	—	1.35	1.59	11.01	11.22
Roszel/Allianz NFJ Small Cap Value Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	391	$10.92	$10.73	$5,582	2.49%	1.25%	1.65%	-27.27%	-27.56%
2007	344	15.00	14.81	6,750	1.92	1.25	1.65	1.96	1.55
2006	502	14.58	19.69	9,270	1.41	1.25	1.65	19.78	20.25
2005	678	12.16	16.38	11,061	1.28	1.25	1.65	9.90	10.34
2004	715	14.76	14.85	10,579	—	1.35	1.59	20.89	21.12

6. UNIT VALUES (Continued)
Roszel/Delaware Trend Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	75	$7.05	$6.93	$635	—%	1.25%	1.65%	-46.68%	-46.89%
2007	98	13.21	13.04	1,577	—	1.25	1.65	8.50	8.07
2006	135	12.06	14.83	1,948	—	1.25	1.65	5.81	6.24
2005	171	11.39	13.96	2,376	—	1.25	1.65	2.98	3.39
2004	373	13.46	13.51	5,043	—	1.35	1.59	9.78	9.99
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	Division was not available
2007	Division was not available
2006	126	$10.14	$10.16	$1,373	—%	1.25%	1.65%	1.41%	1.61%
Roszel/JPMorgan Small Cap Growth Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	169	$8.21	$8.07	$1,527	—%	1.25%	1.65%	-43.84%	-44.06%
2007	300	14.60	14.42	4,856	—	1.25	1.65	10.36	9.92
2006	381	13.11	14.71	5,476	—	1.25	1.65	13.72	14.18
2005	462	11.52	12.89	5,953	—	1.25	1.65	4.62	5.04
2004	497	12.20	12.29	6,102	—	1.35	1.59	7.29	7.49
Roszel/Lord Abbett Affiliated Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	269	$8.92	$8.77	$2,653	1.22%	1.25%	1.65%	-33.30%	-33.56%
2007	311	13.36	13.19	4,566	0.71	1.25	1.65	2.29	1.88
2006	336	12.94	15.55	4,915	0.81	1.25	1.65	15.52	15.98
2005	248	11.20	13.41	3,331	0.67	1.25	1.65	1.45	1.85
2004	239	13.12	13.17	3,141	0.31	1.35	1.59	9.51	9.72
Roszel/Lord Abbett Bond Debenture Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	62	$9.44	$9.29	$682	6.12%	1.25%	1.65%	-20.27%	-20.59%
2007	68	11.84	11.69	947	6.24	1.25	1.65	4.08	3.66
2006	62	11.27	13.93	858	5.69	1.25	1.65	7.33	7.76
2005	72	10.49	12.96	938	5.43	1.25	1.65	0.51	0.91
2004	101	12.86	12.87	1,300	4.98	1.55	1.59	6.43	6.47
Roszel/Lord Abbett Mid Cap Value Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	282	$7.93	$7.79	$2,582	0.91%	1.25%	1.65%	-40.39%	-40.63%
2007	570	13.29	13.12	8,778	0.44	1.25	1.65	-0.80	-1.20
2006	780	13.27	15.94	11,392	0.47	1.25	1.65	10.24	10.68
2005	828	12.03	14.41	11,887	0.41	1.25	1.65	6.41	6.84
2004	883	13.41	13.49	11,906	0.56	1.35	1.59	21.92	22.16
Roszel/Marsico Large Cap Growth Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	452	$6.99	$6.91	$3,137	0.25%	1.25%	1.65%	-43.18%	-43.40%
2007	379	12.30	12.21	4,634	—	1.25	1.65	20.75	20.27
2006	4	10.14	10.18	42	—	1.25	1.65	0.88	1.14

6. UNIT VALUES (Continued)
Roszel/Seligman Mid Cap Growth Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	137	$7.58	$7.45	$1,203	—%	1.25%	1.65%	-47.86%	-48.07%
2007	228	14.53	14.35	3,852	—	1.25	1.65	14.86	14.40
2006	279	12.53	14.79	4,124	—	1.25	1.65	3.85	4.27
2005	303	12.06	14.19	4,306	—	1.25	1.65	10.07	10.51
2004	268	12.77	12.85	3,447	—	1.35	1.59	6.86	7.06
Seligman Smaller-Cap Value Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	36	$11.99	$14.73	$495	—%	1.55%	1.59%	-40.47%	-40.49%
2007	41	20.14	24.75	962	—	1.55	1.59	2.53	2.49
2006	65	19.65	24.15	1,381	—	1.55	1.59	19.34	19.39
2005	88	16.46	20.24	1,662	0.52	1.55	1.59	-5.49	-5.45
2004	118	17.40	21.41	2,377	—	1.55	1.59	18.06	18.10
Templeton Foreign Securities Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	45	$9.96	$9.80	$448	2.32%	1.15%	1.55%	-41.09%	-41.33%
2007	49	16.91	16.69	823	1.92	1.15	1.55	14.07	13.62
2006	42	14.68	14.81	638	1.28	1.15	1.55	19.52	20.00
2005	15	12.28	12.34	189	—	1.15	1.55	11.40	11.67
Templeton Growth Securities Fund

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	17	$8.29	$8.16	$135	1.83%	1.15%	1.55%	-43.01%	-43.24%
2007	14	14.55	14.36	202	1.11	1.15	1.55	1.12	0.71
2006	7	14.25	14.38	99	0.45	1.15	1.55	19.88	20.36
2005	49	11.88	11.94	573	—	1.15	1.55	8.88	9.15
Transamerica Convertible Securities VP

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	—	$6.78	$6.76	$—	—%	1.25%	1.65%	-35.42%	-35.60%
Transamerica Equity VP

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	—	$6.16	$6.14	$—	—%	1.25%	1.65%	-43.19%	-43.35%
Transamerica Growth Opportunities VP

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	—	$6.75	$6.72	$—	—%	1.25%	1.65%	-36.93%	-37.09%
Transamerica Small Mid Cap Value VP

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	—	$6.11	$6.09	$—	3.13%	1.25%	1.65%	-41.36%	-41.52%

6. UNIT VALUES (Continued)
Van Kampen Comstock Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	663	$7.93	$7.80	$5,412	1.96%	1.25%	1.65%	-36.50%	-36.76%
2007	432	12.49	12.33	5,531	1.24	1.25	1.65	-3.32	-3.70
2006	668	12.79	13.34	8,637	1.31	1.25	1.65	14.33	14.78
2005	751	11.19	11.63	8,685	0.73	1.25	1.65	2.62	3.03
2004	251	11.27	11.29	2,829	—	1.35	1.59	12.75	12.87
Van Kampen Capital Growth Portfolio

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	40	$5.83	$2.84	$114	0.43%	1.55%	1.59%	-49.78%	-49.80%
2007	30	11.60	5.67	175	0.05	1.55	1.59	15.15	15.11
2006	57	4.92	10.08	285	—	1.55	1.59	1.24	1.28
2005	74	4.86	9.95	366	0.27	1.55	1.59	6.23	6.28
2004	88	4.58	9.36	412	—	1.55	1.59	5.34	5.38
Wanger International

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	28	$6.06	$6.02	$171	0.98%	1.25%	1.65%	-46.31%	-46.52%
2007	28	11.28	11.25	320	—	1.25	1.65	4.94	4.66
Wanger USA

					Investment	Expense		Total
		Unit Value		Net Assets	Income	Ratio		Return
	Units (000’s)	Lowest	Highest	(000’s)	Ratio	Lowest	Highest	Lowest	Highest

December 31,
2008	53	$8.28	$8.14	$438	—%	1.25%	1.65%	-40.47%	-40.71%
2007	11	13.91	13.73	148	—	1.25	1.65	4.02	3.60
2006	152	13.25	13.36	2,116	0.14	1.25	1.65	6.06	6.48
2005	47	12.48	12.54	593	—	1.25	1.65	12.04	12.32

7. CHARGES AND FEES
The following table is a listing of all expenses charged to the separate account. Asset-based, rider and maintenance charges are assessed through a reduction in unit value or redemption of units.
Retirement Plus

Charge	When Charge Is Deducted	Amount Deducted

Asset-Based Insurance Charges:
Mortality & Expense Risk Charge	Daily — reduction of unit values	1.25% annually

Administration Charge	Daily — reduction of unit values	0.10% annually

Contract Charges:
Contract Maintenance Charge	Annually — redemption of units	$40 at the end of each contract year and upon a full withdrawal only if the greater of contract value or premiums less withdrawals is less than $50,000.

Guaranteed Minimum Income Benefit (“GMIB”)	Quarterly — redemption of units	0.40% of the contract value at the end of each calendar quarter based on the GMIB benefit base as of the last business day of each month within the calendar quarter and a pro rata amount of this fee upon termination of the rider.

Contingent Deferred Sales Charge	Per incident — redemption of units	7% of premium withdrawn for year 0
6% of premium withdrawn for year 1
5% of premium withdrawn for year 2
4% of premium withdrawn for year 3
3% of premium withdrawn for year 4
2% of premium withdrawn for year 5
1% of premium withdrawn for year 6
0% of premium withdrawn for year 7 or more

Transfer Fee	Per incident — redemption of units	$25 for each transfer after the sixth transfer in a contract year.

Redemption Fee	Per incident — redemption of units	Imposed by respective Fund manager.

7. CHARGES AND FEES (Continued)
Retirement Power

Charge	When Charge Is Deducted	Amount Deducted

Asset-Based Insurance Charges:
Mortality & Expense Risk Charge	Daily — reduction of unit values	1.59% annually

Contract Charges:
Contract Maintenance Charge	Annually — redemption of units	$40 at the end of each contract year and upon a full withdrawal only if the greater of contract value or premiums less withdrawals is less than $25,000.

Estate Enhancer Benefit (EEB)	Annually — redemption of units	0.25% of the average contract value at the end of each of the prior four contract quarters and a pro rata amount of this charge upon surrender, annuitization, death, or termination of the rider.

Transfer Fee	Per incident — redemption of units	$25 for each transfer after the sixth transfer in a contract year.

Redemption Fee	Per incident — redemption of units	Imposed by respective Fund manager.
Retirement Optimizer

Charge	When Charge Is Deducted	Amount Deducted

Asset-Based Insurance Charges:
Mortality & Expense Risk Charge	Daily — reduction of unit values	1.55% annually

Contract Charges:
Contract Maintenance Charge	Annually — redemption of units	$40 at the end of each contract year and upon a full withdrawal only if the greater of contract value or premiums less withdrawals is less than $25,000.

Estate Enhancer Benefit (EEB)	Annually — redemption of units	0.25% of the average contract value at the end of each of the prior four contract quarters and a pro rata amount of this charge upon surrender, annuitization, death, or termination of the rider.

Contingent Deferred Sales Charge	Per incident — redemption of units	6% of premium withdrawn for year 0
6% of premium withdrawn for year 1
5% of premium withdrawn for year 2
0% of premium withdrawn for year 3 or more

Transfer Fee	Per incident — redemption of units	$25 for each transfer after the sixth transfer in a contract year.

Redemption Fee	Per incident — redemption of units	Imposed by respective Fund manager.

7. CHARGES AND FEES (Continued)
Investor Choice Investor Series

Charge	When Charge Is Deducted	Amount Deducted

Asset-Based Insurance Charges:
Investor Choice Investor Series — B Class	Daily — reduction of unit values	1.25%, 1.15%, 1.20%, 1.40% annually depending on the sub account
Investor Choice Investor Series — C Class	Daily — reduction of unit values	1.60%, 1.50%, 1.55%, 1.75% annually depending on the sub account
Investor Choice Investor Series — L Class	Daily — reduction of unit values	1.45%, 1.35%, 1.40%, 1.60% annually depending on the sub account
Investor Choice Investor Series — XC Class	Daily — reduction of unit values	1.65%, 1.55%, 1.60%, 1.80% annually depending on the sub account

Contract Charges:
Contract Maintenance Charge	Annually — redemption of units	$50 at the end of each contract year and upon a full withdrawal only if the greater of contract value, or premiums less withdrawals is less than $50,000. Charge applies to all product classes.
Guaranteed Minimum Income Benefit (“GMIB”)	Quarterly — redemption of units	0.50% of the contract value at the end of each calendar quarter based on the GMIB benefit base as of the last business day of each month within the calendar quarter. A pro rata amount of this fee upon termination of the rider. Charge applies to all product classes.
Guaranteed Minimum Withdrawal Benefit (“GMWB”)	Quarterly — redemption of units	0.75% of the contract value at the end of each calendar quarter based on the GMWB benefit base as of the last business day of each month within the calendar quarter. A pro rata amount of this fee upon termination of the rider. Charge applies to all product classes.
Guaranteed Minimum Death Benefit (“GMDB”) Options
— Return of Premium	Quarterly — redemption of units	0.15% of the GMDB base, calculated on each monthaversary. Charges are deducted each calendar quarter. Pro rata amounts are also deducted upon termination of the rider. Charge applies to all product classes.
— Maximum Anniversary Value (MAV)	Quarterly — redemption of units	0.25% of the GMDB base, calculated on each monthaversary. Charges are deducted each calendar quarter. Pro rata amounts are also deducted upon termination of the rider. Charge applies to all product classes.

Contingent Deferred Sales	Per incident — redemption of units		B Class	L Class	C Class	XC Class
Charges	based on percentage of premium	0 years	7%	6%	2%	8%
	withdrawn.	1 year	6%	5%	0%	8%
		2 years	5%	4%	0%	7%
		3 years	4%	3%	0%	7%
		4 years	3%	0%	0%	6%
		5 years	2%	0%	0%	6%
		6 years	1%	0%	0%	5%
		7 years	0%	0%	0%	4%
		8 years	0%	0%	0%	3%
		9 years	0%	0%	0%	0%

Transfer Fee	Per incident — redemption of units	$25 for each transfer after the twelfth transfer in a contract year. Charge applies to all product classes.

Redemption Fee	Per incident — redemption of units	Imposed by respective Fund manager. Charge applies to all product classes.

8. UNITS ISSUED AND REDEEMED
Units issued and redeemed during 2008 and 2007 were as follows:

					BlackRock
	BlackRock	BlackRock	BlackRock	BlackRock	Mid Cap	BlackRock	BlackRock
	Equity	Global	International	Short-Term	Value	Small Cap	Balanced	BlackRock	BlackRock
	Dividend	SmallCap	Index	Bond	Opportunities	Index	Capital V.I.	Basic Value	Total Return
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Fund	V.I. Fund	V.I. Fund

Outstanding at January 1, 2007	8	13	2	16	10	1	291	1,587	1,611
Activity during 2007:
Issued	5	13	10	13	—	3	—	279	596
Redeemed	(13)	(26)	(12)	(29)	(10)	(4)	(54)	(523)	(886)

Outstanding at December 31, 2007	—	—	—	—	—	—	237	1,343	1,321
Activity during 2008:
Issued	—	—	—	—	—	—	3	179	67
Redeemed	—	—	—	—	—	—	(60)	(483)	(413)

Outstanding at December 31, 2008	—	—	—	—	—	—	180	1,039	975

	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock			BlackRock	BlackRock
	Money	Fundamental	Global	Global	Government	BlackRock	BlackRock	International	Large Cap
	Market V.I.	Growth V.I.	Allocation	Growth V.I.	Income V.I.	High Income	S&P 500 Index	Value V.I.	Core V.I.
(In thousands)	Fund	Fund	V.I. Fund	Fund	Fund	V.I. Fund	V.I. Fund	Fund	Fund

Outstanding at January 1, 2007	1,565	922	1,815	243	2,259	579	1,517	1,313	1,227
Activity during 2007:
Issued	1,222	533	73	72	583	3	700	31	24
Redeemed	(1,150)	(327)	(276)	(48)	(1,758)	(146)	(985)	(356)	(224)

Outstanding at December 31, 2007	1,637	1,128	1,612	267	1,084	436	1,232	988	1,027
Activity during 2008:
Issued	1,209	658	213	42	140	15	318	44	22
Redeemed	(1,405)	(867)	(290)	(82)	(235)	(98)	(583)	(381)	(245)

Outstanding at December 31, 2008	1,441	919	1,535	227	989	353	967	651	804

8. UNITS ISSUED AND REDEEMED (Continued)

	BlackRock		BlackRock	BlackRock		AIM V.I.		AIM V.I.	AIM V.I.
	Large Cap	BlackRock	Utilities &	Value	AIM V.I.	Capital	AIM V.I.	Mid Cap	Core
	Growth V.I.	Large Cap	Telecommunications	Opportunities	Basic Value	Appreciation	International	Core Equity	Equity
(In thousands)	Fund	Value V.I. Fund	V.I. Fund	V.I. Fund	Fund	Fund	Growth Fund	Fund	Fund

Outstanding at January 1, 2007	1,131	582	97	674	—	551	114	11	922
Activity during 2007:
Issued	63	32	1	—	10	—	17	4	127
Redeemed	(223)	(157)	(20)	(163)	—	(141)	(83)	—	(368)

Outstanding at December 31, 2007	971	457	78	511	10	410	47	15	681
Activity during 2008:
Issued	180	407	—	11	10	5	54	1	679
Redeemed	(247)	(151)	(12)	(146)	(10)	(201)	(52)	(1)	(159)

Outstanding at December 31, 2008	904	713	66	376	10	214	49	15	1,201

									American
	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein		American	American	Funds
	VPS Global	VPS Growth	VPS International	VPS Large	VPS Small/Mid	AllianceBernstein	Century VP	Century	Asset
	Technology	and Income	Value	Cap Growth	Cap Value	VPS Value	International	VP Ultra®	Allocation
(In thousands)	Portfolio	Portfolio	Portolio	Portfolio	Portfolio	Portfolio	Fund	Fund	Fund

Outstanding at January 1, 2007	167	143	—	1,351	168	13	441	136	42
Activity during 2007:
Issued	35	121	5	868	39	26	129	598	22
Redeemed	(50)	(24)	—	(1,142)	(151)	(10)	(87)	(486)	(8)

Outstanding at December 31, 2007	152	240	5	1,077	56	29	483	248	56
Activity during 2008:
Issued	16	8	52	115	20	8	125	558	8
Redeemed	(50)	(143)	(1)	(456)	(22)	(11)	(144)	(204)	(6)

Outstanding at December 31, 2008	118	105	56	736	54	26	464	602	58

8. UNITS ISSUED AND REDEEMED (Continued)

		American	American	American	Cohen &		Dreyfus	Eaton Vance	Eaton Vance
	American	Funds	Funds	Funds	Steers VIF	Davis	VIF	VT Floating-	VT Large-
	Funds Bond	Growth	Growth-Income	International	Realty Fund,	Value	Appreciation	Rate Income	Cap Value
(In thousands)	Fund	Fund	Fund	Fund	Inc.	Portfolio	Portfolio	Fund	Fund

Outstanding at January 1, 2007	318	460	97	286	71	2,086	163	176	—
Activity during 2007:
Issued	258	142	12	135	36	—	125	80	146
Redeemed	(133)	(302)	(2)	(39)	(50)	(1,077)	(102)	(239)	—

Outstanding at December 31, 2007	443	300	107	382	57	1,009	186	17	146
Activity during 2008:
Issued	105	252	60	136	9	48	104	11	64
Redeemed	(220)	(123)	(12)	(114)	(66)	(383)	(78)	(3)	(72)

Outstanding at December 31, 2008	328	429	155	404	—	674	212	25	138

	Federated			Janus Aspen			Oppenheimer		Oppenheimer
	Capital	Federated	Janus Aspen	Mid Cap	MFS®	OpCap	Capital	Oppenheimer	Main Street
	Appreciation	Kaufmann	Forty	Growth	Growth	Renaissance	Appreciation	Main Street	Small Cap
(In thousands)	Fund II	Fund II	Portfolio	Portfolio	Series	Portfolio	Fund/VA	Fund®/VA	Fund®/VA

Outstanding at January 1, 2007	19	89	—	—	692	37	6	2	6
Activity during 2007:
Issued	649	149	545	88	—	—	1	—	8
Redeemed	(50)	(87)	(129)	—	(204)	(13)	(4)	—	—

Outstanding at December 31, 2007	618	151	416	88	488	24	3	2	14
Activity during 2008:
Issued	599	259	182	32	188	—	19	—	5
Redeemed	(615)	(140)	(353)	(57)	(179)	(24)	—	—	(3)

Outstanding at December 31, 2008	602	270	245	63	497	—	22	2	16

8. UNITS ISSUED AND REDEEMED (Continued)

	PIMCO VIT						Pioneer
	CommodityReal	PIMCO	PIMCO	PIMCO	Pioneer	Pioneer	High	Pioneer	Pioneer
	Return	VIT Low	VIT Real	VIT Total	Emerging	Fund	Yield	Real Estate	Small Cap
	Strategy	Duration	Return	Return	Markets VCT	VCT	VCT	Shares VCT	Value VCT
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Outstanding at January 1, 2007	117	—	43	2,649	—	286	2	—	—
Activity during 2007:
Issued	74	39	232	1,998	13	86	4	—	2
Redeemed	(45)	(8)	(11)	(1,466)	(1)	(366)	—	—	—

Outstanding at December 31, 2007	146	31	264	3,181	12	6	6	—	2
Activity during 2008:
Issued	62	37	191	879	8	3	8	62	1
Redeemed	(92)	(35)	(146)	(1,133)	—	(6)	—	(15)	(1)

Outstanding at December 31, 2008	116	33	309	2,927	20	3	14	47	2

	Premier							Roszel/Lord
	VIT NFJ	Roszel/Allianz	Roszel/Allianz		Roszel/JPMorgan	Roszel/JPMorgan	Roszel/Lord	Abbett	Roszel/Lord
	Dividend	CCM Capital	NFJ Small	Roszel/Delaware	Multi-Cap Market	Small Cap	Abbett	Bond	Abbett Mid
	Value	Appreciation	Cap Value	Trend	Neutral	Growth	Affiliated	Debenture	Cap Value
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Outstanding at January 1, 2007	—	797	502	135	126	381	336	62	780
Activity during 2007:
Issued	3	11	—	4	46	—	250	27	111
Redeemed	—	(139)	(158)	(41)	(172)	(81)	(275)	(21)	(321)

Outstanding at December 31, 2007	3	669	344	98	—	300	311	68	570
Activity during 2008:
Issued	2	134	185	43	—	13	125	21	1,483
Redeemed	—	(491)	(138)	(66)	—	(144)	(167)	(27)	(1,771)

Outstanding at December 31, 2008	5	312	391	75	—	169	269	62	282

8. UNITS ISSUED AND REDEEMED (Continued)

	Roszel/Marsico	Roszel/Seligman	Seligman	Templeton	Templeton	Transamerica		Transamerica	Transamerica
	Large Cap	Mid Cap	Smaller-Cap	Foreign	Growth	Convertible	Transamerica	Growth	Small Mid
	Growth	Growth	Value	Securities	Securities	Securities	Equity	Opportunities	Cap
(In thousands)	Portfolio	Portfolio	Portfolio	Fund	Fund	VP	VP	VP	Value VP

Outstanding at January 1, 2007	4	279	65	42	7	—	—	—	—
Activity during 2007:
Issued	419	30	—	12	7	—	—	—	—
Redeemed	(44)	(81)	(24)	(5)	—	—	—	—	—

Outstanding at December 31, 2007	379	228	41	49	14	—	—	—	—
Activity during 2008:
Issued	256	31	3	6	3	—	—	—	58
Redeemed	(183)	(122)	(8)	(10)	—	—	—	—	(58)

Outstanding at December 31, 2008	452	137	36	45	17	—	—	—	—

		Van Kampen
	Van Kampen	Capital
	Comstock	Growth	Wanger	Wanger
(In thousands)	Portfolio	Portfolio	International	USA

Outstanding at January 1, 2007	668	57	—	152
Activity during 2007:
Issued	622	1	32	67
Redeemed	(858)	(28)	(4)	(208)

Outstanding at December 31, 2007	432	30	28	11
Activity during 2008:
Issued	672	16	5	50
Redeemed	(441)	(6)	(5)	(8)

Outstanding at December 31, 2008	663	40	28	53

[Ernst & Young LLP]
Report of Independent Registered Public Accounting Firm
The Board of Directors
ML Life Insurance Company of New York
We have audited the accompanying balance sheets of ML Life Insurance Company of New York as of December 31, 2008 and 2007, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ML Life Insurance Company of New York as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 25, 2009

[Deloitte & Touche LLP]
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
ML Life Insurance Company of New York
We have audited the accompanying statements of income, comprehensive income, stockholder’s equity, and cash flows of ML Life Insurance Company of New York (the “Company”) for the year ended December 31, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the results of operations and cash flows of ML Life Insurance Company of New York for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
March 2, 2007

ML LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
BALANCE SHEETS

	December 31
	2008	2007
(dollars in thousands, except share data)	Successor
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2008 - $127,986; 2007 - $100,231)	$115,834	$100,231
Equity available-for-sale securities, at estimated fair value (cost: 2008 - $257; 2007 - $1,126)	163	1,126
Policy loans	67,387	69,165

Total investments	183,384	170,522

Cash and cash equivalents	29,973	60,406
Accrued investment income	3,158	2,866
Deferred policy acquisition costs	373	—
Deferred sales inducements	165	—
Value of business acquired	41,525	44,024
Other intangibles	—	8,330
Goodwill	500	6,882
Federal income taxes — current	1,443	836
Federal income taxes — deferred	5,183	—
Reinsurance receivables	680	925
Other assets	5,018	5,200
Separate Accounts assets	598,438	925,828

Total Assets	$869,840	$1,225,819

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$135,062	$140,782
Future policy benefits	19,872	22,764
Claims and claims settlement expenses	2,096	4,618

	157,030	168,164

Other policyholder funds	204	989
Affiliated payables — net	49	—
Other liabilities	827	—
Separate Accounts liabilities	598,438	925,828

Total Liabilities	756,548	1,094,981

Stockholder’s Equity
Common stock ($10 par value; 220,000 shares authorized, issued and outstanding)	2,200	2,200
Additional paid-in capital	128,638	128,638
Accumulated other comprehensive loss, net of taxes	(8,333)	—
Retained deficit	(9,213)	—

Total Stockholder’s Equity	113,292	130,838

Total Liabilities and Stockholder’s Equity	$869,840	$1,225,819

See Notes to Financial Statements

ML LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF INCOME

	For the Years Ended December 31,
	2008	2007	2006
(dollars in thousands)	Successor	Predecessor	Predecessor
Revenues
Policy charge revenue	$18,531	$20,782	$19,577
Net investment income	11,066	11,246	11,523
Net realized investment gains (losses)	782	1,141	(71)

Total Revenues	30,379	33,169	31,029

Benefits and Expenses
Interest credited to policyholder liabilities	6,180	7,643	7,823
Policy benefits (net of reinsurance recoveries:
2008 - $496; 2007 - $1,846; 2006 - $1,219)	2,625	2,069	2,608
Reinsurance premium ceded	1,404	1,872	1,915
Amortization of deferred policy acquisition costs	31	2,184	3,269
Amortization of value of business acquired	9,025	—	—
Amortization of other intangibles	368	—	—
Impairment charges	9,879	—	—
Insurance expenses and taxes	5,544	3,942	4,424

Total Benefits and Expenses	35,056	17,710	20,039

Income (Loss) Before Taxes	(4,677)	15,459	10,990

Federal Income Tax Expense (Benefit)
Current	—	3,786	3,656
Deferred	(2,464)	1,062	(230)

Federal Income Tax Expense (Benefit)	(2,464)	4,848	3,426

Net Income (Loss)	$(2,213)	$10,611	$7,564

See Notes to Financial Statements

ML LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2008	2007	2006
(dollars in thousands)	Successor	Predecessor	Predecessor
Net Income (Loss)	$(2,213)	$10,611	$7,564

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains (losses) arising during the period	(12,246)	499	509
Reclassification adjustment for gains included in net income	—	(2)	(71)

	(12,246)	497	438

Adjustments:
Policyholder liabilities	(83)	(20)	214
Deferred policy acquisition costs	(38)	—	—
Value of business acquired	(454)	—	—
Deferred federal income taxes	4,488	(167)	(228)

	3,913	(187)	(14)

Total other comprehensive income (loss), net of taxes	(8,333)	310	424

Comprehensive Income (Loss)	$(10,546)	$10,921	$7,988

See Notes to Financial Statements

ML LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF STOCKHOLDER’S EQUITY

			Accumulated
		Additional	Other	Retained	Total
	Common	Paid-in	Comprehensive	Earnings	Stockholder’s
(dollars in thousands)	Stock	Capital	Income (Loss)	(Deficit)	Equity
Balance, January 1, 2006 (Predecessor)	$2,200	$52,310	$(1,177)	$30,556	$83,889
Net income				7,564	7,564
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(4,111)	(4,111)
Other comprehensive income, net of taxes			424		424

Balance, January 1, 2007 (Predecessor)	2,200	52,310	(753)	34,009	87,766
Net income				10,611	10,611
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(5,453)	(5,453)
Other comprehensive income, net of taxes			310		310

Balance, at date of acquisition, (Predecessor)	2,200	52,310	(443)	39,167	93,234
Effect of push down accounting of AEGON USA, LLC.’s purchase price on ML Life Insurance Company of New York’s net assets acquired		76,328	443	(39,167)	37,604

Balance, December 31, 2007 (Successor)	2,200	128,638	—	—	130,838
Net loss				(2,213)	(2,213)
Cash dividend paid to AEGON USA, LLC.				(7,000)	(7,000)
Other comprehensive loss, net of taxes			(8,333)		(8,333)

Balance, December 31, 2008 (Successor)	$2,200	$128,638	$(8,333)	$(9,213)	$113,292

See Notes to Financial Statements

ML LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2008	2007	2006
(dollars in thousands)	Successor	Predecessor	Predecessor
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(2,213)	$10,611	$7,564
Adjustment to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Changes in:
Deferred policy acquisition costs	(411)	433	553
Deferred sales inducements	(165)	(557)	(1,239)
Value of business acquired	9,025	—	—
Other intangibles	368	—	—
Benefit reserves	(1,290)	(592)	56
Federal income tax accruals	(3,178)	1,062	(230)
Claims and claims settlement expenses	(2,522)	(3,883)	5,172
Other policyholder funds	(785)	310	415
Other operating assets and liabilities, net	1,091	(2,559)	(3,987)
Amortization (accretion) of investments	(64)	238	603
Impairment charges	9,879	—	—
Interest credited to policyholder liabilities	6,180	7,643	7,823
Net realized investment (gains) losses	(782)	(1,141)	71

Net cash and cash equivalents provided by operating activities	15,133	11,565	16,801

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities	32,068	12,210	22,173
Maturities of available-for-sale securities	36,215	41,362	41,403
Purchases of available-for-sale securities	(95,749)	(19,808)	(32,653)
Net settlements on futures contracts	1,273	—	—
Policy loans on insurance contracts, net	1,778	3,614	1,614

Net cash and cash equivalents provided by (used in) investing activities	(24,415)	37,378	32,537

CASH FLOWS FROM FINANCING ACTIVITIES
Cash dividend paid to AEGON USA, LLC.	(7,000)	—	—
Cash dividend paid to Merrill Lynch Insurance Group, Inc.	—	(5,453)	(4,111)
Policyholder deposits	9,090	32,544	52,072
Policyholder withdrawals	(23,241)	(51,580)	(75,997)

Net cash and cash equivalents used in financing activities	(21,151)	(24,489)	(28,036)

Net increase (decrease) in cash and cash equivalents (1)	(30,433)	24,454	21,302
Cash and cash equivalents, beginning of year	60,406	35,952	14,650

Cash and cash equivalents, end of year	$29,973	$60,406	$35,952

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2008 — $6; 2007 — $0; 2006 — $0); interest paid (2008 — $9; 2007 — $74; 2006 — $179); federal income taxes paid (2008 — $1,443; 2007 — $5,686; 2006 — $3,234); and federal income taxes received (2008 — $729; 2007 — $0; 2006 — $0)
See Notes to Financial Statements

ML LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC.)
NOTES TO FINANCIAL STATEMENTS
(Dollars in Thousands)
Note 1. Summary of Significant Accounting Policies
Description of Business
ML Life Insurance Company of New York (“MLLICNY” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC. (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 20 countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries.
On December 28, 2007 (the “acquisition date”), MLLICNY and its affiliate, Merrill Lynch Life Insurance Company (“MLLIC”) were acquired by AUSA for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. Prior to the acquisition date, MLLICNY was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. (“MLIG”), which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co.”). See Note 2 for additional information on the adjustments to the initial purchase price allocation related to this transaction.
The Company sells non-participating annuity products, including variable annuities, modified guaranteed annuities and immediate annuities. The Company is licensed to sell insurance and annuities in nine states; however, it currently limits its marketing activities to the State of New York. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”).
Basis of Reporting
The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting practices (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.
On December 28, 2007, AUSA completed the acquisition of MLLICNY and its affiliate, MLLIC. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangibles, the acquisition was accounted for by AUSA using the purchase method of accounting, which requires the assets and liabilities of the Company to be identified and measured at their estimated fair values as of the acquisition date. The estimated fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. See Note 2 for additional information on the adjustments to the initial purchase price allocation.
In addition, as required by the U.S. Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 54, Push Down Basis of Accounting in Financial Statements of a Subsidiary, the purchase method of accounting applied by AUSA to the acquired assets and liabilities associated with the Company has been “pushed down” to the financial statements of the Company, thereby establishing a new basis of accounting. As a result, the Company follows AUSA’s accounting policies subsequent to the acquisition date. This new basis of accounting is referred to as the “successor basis”, while the historical basis of accounting is referred to as the “predecessor basis’’. In general, all 2008 amounts as well as Balance Sheet amounts for 2007 are representative of the successor basis of accounting while the Statements of Income, Stockholder’s Equity, Comprehensive Income, and Cash Flows amounts for 2007 and 2006 are representative of the predecessor basis of accounting. Financial statements included herein for periods prior and subsequent to the acquisition date are labeled “Predecessor” and “Successor”, respectively.
Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. These reclassifications have no effect on net income or stockholder’s equity of the prior years.
Accounting Estimates and Assumptions
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, goodwill, value of business acquired, other intangibles, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments
Fixed maturity and equity securities
The Company’s investments in fixed maturity and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes. These changes in estimated fair value are not reflected in the Statements of Income until a sale transaction occurs or when declines in fair value are deemed other-than-temporary.
If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the amortized cost is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, information obtained from external sources (i.e. company announcements, rating agency announcements, or news wire services) and the Company’s ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential other-than-temporary impairment include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.
For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Subsequent to December 28, 2007, realized gains and losses on the sale or maturity of investments are determined on the first-in, first-out (“FIFO”) basis. Prior to December 28, 2007, realized gains and losses on the sale or maturity of investments were determined on the basis of specific identification.
Certain fixed maturity and equity securities are considered below investment grade. The Company defines below investment grade securities as unsecured debt obligations that have a Standard and Poor’s (“S&P”) or similar rating agency rating lower than BBB-.
For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the Balance Sheets.
Each month, the Company performs an analysis of the information obtained from third party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events.
Policy loans
Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.
Derivative Instruments
Derivatives are financial instruments in which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date. All derivatives recognized on the Balance Sheets are carried at fair value. All changes in fair value are recognized in the Statements of Income. The fair value for exchange traded derivatives, such as futures, is calculated net of the interest accrued to date and is based on quoted market prices. Net settlements on the futures contracts occur daily.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Deferred Policy Acquisition Costs (“DAC”)
Policy acquisition costs for variable annuities and variable life insurance contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of DAC.
Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Income are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.
The most significant assumptions involved in the estimation of future gross profits are future net Separate Accounts performance, surrender rates, mortality rates and reinsurance costs. For variable annuities, the Company generally establishes a long-term rate of net Separate Accounts growth. If returns over a determined historical period differ from the long-term assumption, returns for future determined periods are calculated so that the long-term assumption is achieved. The result is that the long-term rate is assumed to be realized over a specified period. However, the long-term rate may be adjusted if expectations change. This method for projecting market returns is known as reversion to the mean, a standard industry practice. At December 31, 2008, the reversion to the mean assumption was 15% gross short-term equity growth rate for five years and thereafter a 9% gross long-term growth rate. Additionally, the Company may modify the rate of net Separate Accounts growth over the short term to reflect near-term expectations of the economy and financial market performance in which Separate Accounts assets are invested. Surrender and mortality rates for all variable contracts are based on historical experience and a projection of future experience.
Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or benefit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Payments made for contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs.
At December 31, 2008, variable annuities accounted for the Company’s entire DAC asset. At December 31, 2007, the DAC balance was zero as a result of push down accounting at the acquisition date. See Note 6 to the Financial Statements for further discussion.
Deferred Sales Inducements (“DSI”)
The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.
The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2008, variable annuities accounted for the Company’s entire DSI asset. At December 31, 2007, the DSI balance was zero as a result of push down accounting at the acquisition date.

Value of Business Acquired (“VOBA”)
VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts inforce at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, separate account performance, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of VOBA. This practice assumes that the expectations for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. At December 31, 2008, the reversion to the mean assumption was 15% gross short-term equity growth rate for five years and thereafter a 9% gross long-term growth rate. See Note 5 to the Financial Statements for further discussion.
Other Intangibles
Other intangible assets acquired at the acquisition date are a distribution agreement, a trade name and a non-compete agreement. The trade name and the non-compete are required to be amortized on a straight-line basis over their useful life of five years. The distribution intangible is amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years. The entire asset amount has been allocated to annuities. The carrying values of the intangibles are reviewed periodically for indicators of impairment in value including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the Company operates, (2) the profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant business operation. See Note 5 to the Financial Statements for further discussion.
Goodwill
Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Under SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. See Note 5 to the Financial Statements for further discussion.
Separate Accounts
The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.
Policyholder Account Balances
The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

2008
Interest-sensitive life products	4.00%
Interest-sensitive deferred annuities	3.00% — 6.80%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.
Future Policy Benefits
The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Liabilities for guaranteed benefits for variable annuity and life insurance contracts are discussed in more detail in Note 7 of the Financial Statements. Interest rates used in establishing such liabilities are as follows:

2008
Interest rates used for liabilities	2.55% — 5.75%
Revenue Recognition
Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.
Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned. The Company does not currently manufacture variable life insurance contracts.
Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned. The Company does not currently manufacture single premium deferred annuities or single premium whole life contracts.
Claims and Claims Settlement Expenses
Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.
Federal Income Taxes
The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.
For federal income tax purposes, an election under Internal Revenue Code Section 338 was made by AUSA in connection with the purchase of the Company. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the acquisition date resulting in a change to the related deferred income taxes.
Subsequent to acquisition, the Company will file a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. The results of operations of the Company through December 28, 2007 were included in the consolidated federal income tax return of ML&Co. The Company had entered into a tax-sharing agreement with ML&Co. whereby the Company calculated its current tax provision based on its operations and periodically remitted its current federal income tax liability to ML&Co. The tax-sharing agreement with ML&Co. was terminated on December 28, 2007. The Company has not entered into a new tax sharing agreement.
The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Recent Accounting Pronouncements
Current Adoption of Recent Accounting Pronouncements
In January 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) No. EITF 99-20-1, Amendments to the Impairment and Interest Income Measurement Guidance of EITF Issue No. 99-20 (“FSP EITF 99-20-1”). The FSP amends the impairment and related interest income measurement guidance in EITF 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other-than-temporary impairment has occurred for debt securities classified as available-for-sale or held-to-maturity. The FSP permits the use of reasonable management judgment about the probability that the company will be able to collect all amounts due while previously EITF 99-20 required the use of market participant assumptions which could not be overcome by management judgment. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. The FSP became effective for interim and annual reporting periods ending after December 15, 2008, and shall be applied prospectively. The Company adopted FSP EITF 99-20-1 on December 31, 2008 and it had no material impact on the Company’s financial statements.
In October 2008, the FASB issued FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. The FSP clarifies the application of SFAS No. 157, Fair Value Measurements, in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The key considerations illustrated in the FSP No. FAS 157-3 example include the use of an entity’s own assumptions about future cash flows and appropriately risk-adjusted discount rates, appropriate risk adjustments for nonperformance and liquidity risks, and the reliance that an entity should place on quotes that do not reflect the result of market transactions. The FSP became effective upon issuance. The FSP adoption did not have a material impact on the Company’s financial statements.
In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP amends FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require additional disclosure about the current status of the payment/performance risk of a guarantee. The provisions of the FSP that amended SFAS No. 133 and Interpretation No. 45 are effective for reporting periods (annual or interim) ending after November 15, 2008. The Company adopted FSP No. FAS 133-1 and FIN 45-4 on December 31, 2008. The adoption did not have a material impact on the Company’s financial statements.
In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. This Statement identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 became effective on November 15, 2008. The adoption of this Statement did not have a material impact on the Company’s financial statements.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur. SFAS No. 159 permits the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company adopted SFAS No. 159 on January 1, 2008. The adoption did not have a material impact on the Company’s financial statements. See Note 3 to the Financial Statements for additional disclosures.
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, with early adoption permitted provided the entity has not yet issued financial statements for the fiscal year, including any interim periods. The provisions of SFAS No. 157 are to be applied prospectively. The Company adopted SFAS No. 157 on January 1, 2008. The adoption did not have a material impact on the Company’s financial statements. See Note 3 to the Financial Statements for additional disclosures.

Future Adoption of Recent Accounting Pronouncements
In April 2008, the FASB issued FASB Staff Position No. FAS 142-3, Determination of the Useful Life of Intangible Assets (“FSP No. FAS 142-3”). The FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets. FSP No. FAS 142-3 requires entities estimating the useful life of a recognized intangible asset to consider their historical experience in renewing or extending similar arrangements or, in the absence of historical experience, to consider assumptions that market participants would use about renewal or extension as adjusted for entity-specific factors included in SFAS No. 142. The guidance in FSP No. FAS 142-3 is effective for fiscal years beginning after December 15, 2008. The Company expects to adopt FSP No. FAS 142-3 on January 1, 2009, which affects disclosures and therefore will not impact the Company’s results of operations or financial position.
The FSP also clarifies that the disclosures required by SFAS No. 161 should be provided for any reporting period (annual or quarterly interim) beginning after November 15, 2008. This is consistent with the Company’s plan for adoption of SFAS No. 161 on January 1, 2009.
In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133. This Statement amends and expands the disclosure requirements in SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008 with early application permitted. The Company expects to adopt SFAS No. 161 on January 1, 2009, which affects disclosures and therefore will not impact the Company’s results of operations or financial position. In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statement. This statement amends Accounting Research Bulletin No. 51, Consolidated Financial Statements. Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and does not expect the adoption to have a material impact on the results of operation or financial position.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS No. 141(R)”). This statement replaces SFAS No. 141, Business Combinations and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) and will apply its requirements to acquisitions occurring on or after January 1, 2009, and does not expect the adoption to have a material impact on the results of operation or financial position.
Note 2. Adjustments to Initial Purchase Price Allocation
On December 28, 2007, the Company and its affiliate, MLLIC, were acquired by AUSA for $0.13 billion and $1.12 billion, respectively, for a total price for both entities of $1.25 billion. The allocation of the purchase price to the entities was based on their relative value. Since the actual results between the period December 28, 2007 and December 31, 2007 were not material, the Company utilized December 31, 2007 as the acquisition date.

In addition, on December 28, 2007, ML&Co. and AUSA entered into a transition services agreement whereby ML&Co. is to provide certain outsourced third-party services required for the normal operations of the business and other services necessary for the migration to AUSA’s infrastructure. These services may be provided for a period of up to two years.
The purchase price was initially allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair value as of the acquisition date. The Company made refinements during 2008 to the initial estimated fair values as additional information became available. The following adjustments as of December 31, 2008 were made to the initial purchase price allocation:

	Purchase Price Allocation
	December 31,		December 31
	2007	Adjustments	2008 (a)
Value of business acquired, gross	$44,024	$6,829	$50,853
Goodwill	6,882	(3,286)	3,596
Other intangibles	8,330	(1,180)	7,150
Federal income taxes — current	836	(107)	729
Reinsurance receivable	925	26	951
Other assets	5,200	50	5,250

Policyholder account balances	140,782	4,129	144,911
Future policy benefits	22,764	(3,566)	19,198
Federal income taxes — deferred	—	1,769	1,769

(a)	This reflects the December 31, 2008 balance before adjustments for unrealized gains (losses) on investments, amortization and/or impairments.
VOBA reflects the estimated fair value of inforce contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts inforce at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.
The value of the distribution agreement reflects the estimated fair value of the Company’s distribution agreement acquired at the acquisition date. The value of the distribution agreement is based on actuarially determined projections of future sales during the term of the agreement. The distribution intangible will be amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years.
The value of the trade name and the non-compete agreement reflects the estimated fair value of the trade name and the non-compete agreement at the acquisition date and will be amortized over the five year contractual agreement on a straight-line basis.
If actual experience under the distribution agreement, the trade name and the non-compete agreements differ from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.
For purposes of calculating the VOBA and other intangible assets relating to the acquisition, management considered the Company’s weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 9% and 11% were used for VOBA for the life and annuity segments, respectively. A discount rate of 12% was used to value the distribution agreement, the trade name and the non-compete agreement intangible assets. See Note 5 to the Financial Statements for further discussion on VOBA, Other Intangibles and Goodwill.
Note 3. Fair Value of Financial Instruments
Fair Value Measurements
SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy
The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis at December 31, 2008:

	2008
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity securities (a)	$2,316	$108,410	$5,108	$115,834
Equity securities (a)	—	163	—	163
Cash and cash equivalents (b)	—	33,253	—	33,253
Separate Accounts assets (c)	598,438	—	—	598,438

Total assets	$600,754	$141,826	$5,108	$747,688

Liabilities
Future policy benefits (embedded derivatives only) (d)	$—	$—	$(3,179)	$(3,179)

Total liabilities	$—	$—	$(3,179)	$(3,179)

(a)	For publicly traded securities (Level 1), fair value is determined using quoted market prices. For securities without a readily ascertainable market value (Level 2), the Company utilizes pricing services and corroborated broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the date of the Balance Sheet. Level 3 consists of two types of securities: a) securities whose fair value is estimated based on non-binding broker quotes and b) immaterial mortgage backed securities without a readily ascertainable market value whose amortized cost equals fair value.

(b)	Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the above mentioned table.

(c)	Separate Accounts assets are carried at the net asset value provided by the fund managers.

(d)	The Company records liabilities, which can be either positive or negative, for contracts containing guaranteed minimum withdrawal benefits (“GMWB”) and reinsurance on guaranteed minimum income benefit (“GMIB reinsurance”) riders in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The GMWB and GMIB reinsurance provisions are treated as an embedded derivative and are required to be reported separately from the host variable annuity contract. The fair value of the GMWB and GMIB reinsurance obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of market return scenarios and other best estimate assumptions.

The Company’s Level 3 assets consist of securities whose fair value is estimated based on non-binding broker quotes. The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2008:

Fixed Maturity
Balance at December 31, 2007	$1,244

Total unrealized loss (a)	(1,166)
Purchases (sales) — net	3,002
Transfers into Level 3 — net	2,007
Changes in valuation (b)	21

Balance at December 31, 2008 (c)	$5,108

(a)	Recorded as a component of other comprehensive income (loss).

(b)	Recorded as a component of net investment income in the Statements of Income.

(c)	Recorded as a component of fixed maturity available-for-sale securities in the Balance Sheets.
In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. During the year, the transfers to Level 3 principally related to securities which were valued based on broker quotes that could not be corroborated.
The Company’s Level 3 liabilities (assets) consist of provisions for GMWB and GMIB reinsurance. The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2008:

		GMIB
	GMWB	Reinsurance
Balance at December 31, 2007	$595	$(395)

Purchase price adjustment	(267)	(1,078)
Changes in valuation (a)	3,942	(5,976)

Balance at December 31, 2008 (b)	$4,270	$(7,449)

(a)	Recorded as a component of policy benefits in the Statements of Income.

(b)	Recorded as a component of future policy benefits in the Balance Sheets.

Note 4. Investments
Fixed Maturity and Equity Securities
The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities at December 31 were:

	2008
	Successor
				Estimated
	Amortized	Gross Unrealized		Fair
	Cost	Gains	Losses	Value
Fixed maturity securities:
Corporate securities	$78,355	$642	$(6,632)	$72,365
Mortgage-backed securities and other asset backed securities	43,381	176	(6,361)	37,196
U.S. Government and agencies	2,200	116	—	2,316
Foreign governments	4,050	167	(260)	3,957

Total fixed maturity securities	$127,986	$1,101	$(13,253)	$115,834

Equity securities — preferred stocks	$257	$—	$(94)	$163

2007
Successor
Estimated
Fair
Value (a)
Fixed maturity securities:
Corporate securities	$73,852
Mortgage-backed securities and other asset backed securities	13,701
U.S. Government and agencies	8,877
Foreign governments	3,801

Total fixed maturity securities	$100,231

Equity securities — preferred stocks	$1,126

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
Excluding investments in U.S. Government and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.
The amortized cost and estimated fair value of fixed maturity securities by investment grade at December 31 were:

	2008		2007
	Successor
		Estimated	Estimated
	Amortized	Fair	Fair
	Cost	Value	Value (a)
Investment grade	$120,799	$110,412	$99,301
Below investment grade	7,187	5,422	930

Total fixed maturity securities	$127,986	$115,834	$100,231

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
At December 31, 2008 and 2007, the estimated fair value of fixed maturity securities rated BBB- were $2,649 and $3,063, respectively, which is the lowest investment grade rating given by S&P.

The amortized cost and estimated fair value of fixed maturity securities at December 31 by expected maturity were:

	2008		2007
	Successor
		Estimated	Estimated
	Amortized	Fair	Fair
	Cost	Value	Value (a)
Fixed maturity securities:
Due in one year or less	$10,392	$10,373	$35,520
Due after one year through five years	25,519	24,166	34,794
Due after five years through ten years	39,921	37,053	9,804
Due after ten years	8,773	7,046	6,412

	84,605	78,638	86,530
Mortgage-backed securities and other asset backed securities	43,381	37,196	13,701

Total fixed maturity securities	$127,986	$115,834	$100,231

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
In the preceding tables fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
The Company had investment securities with an estimated fair value of $998 and $852 that were deposited with insurance regulatory authorities at December 31, 2008 and 2007, respectively.
Unrealized Gains (Losses) on Fixed Maturity and Equity Securities
The Company’s investments in fixed maturity and equity securities are classified as available-for-sale and are carried at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes. The estimated fair value and gross unrealized losses of fixed maturity and equity securities aggregated by length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	2008 (a)
	Successor
	Estimated		Continuous Gross
	Fair	Amortized	Unrealized
	Value	Cost	Losses
Less than or equal to 90 days:
Fixed maturities
Corporate securities	$17,174	$19,027	$(1,853)
Mortgage-backed securities and other asset backed	8,379	10,113	(1,734)
Foreign governments	680	923	(243)
Equities	35	80	(45)

	26,268	30,143	(3,875)

Greater than 90 days but less than or equal to 180 days:
Fixed maturities
Corporate securities	14,378	16,417	(2,039)
Mortgage-backed securities and other asset backed	18,130	21,323	(3,193)
Foreign governments	318	335	(17)

	$32,826	$38,075	$(5,249)

	2008 (a)
	Successor
	Estimated		Continuous Gross
	Fair	Amortized	Unrealized
(continued)	Value	Cost	Losses
Greater than 180 days but less than or equal to 270 days:
Fixed maturities
Corporate securities	$10,333	$11,348	$(1,015)
Mortgage-backed securities and other asset backed	888	1,353	(465)

	11,221	12,701	(1,480)

Greater than 270 days but less than or equal to one year:
Fixed maturities
Corporate securities	4,643	6,368	(1,725)
Mortgage-backed securities and other asset backed	910	1,879	(969)
Equities	128	177	(49)

	5,681	8,424	(2,743)

Total	$75,996	$89,343	$(13,347)

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
The total number of securities in an unrealized loss position was 126 at December 31, 2008.
The estimated fair value, gross unrealized losses and number of securities where the fair value had declined below amortized cost by greater than 20% and greater than 40% were as follows:

	2008 (a)
	Successor
	Fair	Gross Unrealized	Number of
	Value	Losses	Securities
Decline > 20%
Less than or equal to 90 days	$5,940	$(2,203)	8
Greater than 90 days but less than or equal to 180 days	5,023	(1,779)	8
Greater than 180 days but less than or equal to 270 days	1,257	(871)	4
Greater than 270 days but less than or equal to one year	3,004	(2,699)	11

Total	$15,224	$(7,552)	31

Decline > 40%
Less than or equal to 90 days	$638	$(660)	3
Greater than 90 days but less than or equal to 180 days	793	(681)	3
Greater than 180 days but less than or equal to 270 days	270	(379)	2
Greater than 270 days but less than or equal to one year	2,403	(2,384)	7

Total	$4,104	$(4,104)	15

(a)	In accordance with push down accounting, amortized cost was equal to estimated fair value at December 31, 2007.
Unrealized losses incurred during 2008 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. The Company has the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment.

The components of net unrealized loss included in accumulated other comprehensive loss, net of taxes were as follows:

December 31
2008 (a)
Assets
Fixed maturity securities	$(12,152)
Equity securities	(94)
Deferred policy acquisitions costs	(38)
Value of business acquired	(454)

(12,738)

Liabilities
Policyholder account balances	(83)
Federal income taxes — deferred	4,488

4,405

Stockholder’s equity
Accumulated other comprehensive loss, net of taxes (a)	$(8,333)

(a)	At December 31, 2007 accumulated other comprehensive loss, net of taxes, was zero as a result of push down accounting at the acquisition date.
The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.
Derivatives
The Company uses derivatives to manage the capital market risk associated with the GMWB. The derivatives, which are S&P’s 500 Composite Stock Price Index futures contracts, are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Income Statement with the change in reserves. As of December 31, 2008, the Company had 10 outstanding short futures contracts with a notional value of $2,250. There were no futures contracts as of December 31, 2007.
Net Investment Income
Net investment income (loss) by source for the years ended December 31 was as follows:

	2008	2007	2006
	Successor	Predecessor
Fixed maturity securities	$6,326	$5,727	$6,930
Policy loans on insurance contracts	3,279	3,385	3,560
Cash and cash equivalents	1,638	2,300	1,397
Equity securities	38	71	53
Other	—	12	(20)

Gross investment income	11,281	11,495	11,920
Less investment expenses	(215)	(249)	(397)

Net investment income	$11,066	$11,246	$11,523

Realized Investment Gains (Losses)
Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were as follows:

	2008	2007	2006
	Successor	Predecessor
Proceeds	$32,068	$12,210	$22,173
Gross realized investment gains	461	1,268	89
Gross realized investment losses	1,104	127	160

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds on the sale of available-for-sale securities sold at a realized loss were $31,658, $7,619 and $11,552 for the years ended December 31, 2008, 2007 and 2006, respectively.
During 2008, 2007 and 2006 the Company incurred realized investment gains (losses) in order to further diversify and match the duration of its invested assets to corresponding policyholder liabilities.
Net realized investment gains (losses) for the years ended December 31 were as follows:

	2008	2007	2006
	Successor	Predecessor
Fixed maturity securities	$(628)	$1,141	$(71)
Equity securities	(15)	—	—
Derivatives	1,273	—	—
Associated amortization on VOBA	152	—	—

Net realized investment gains (losses)	$782	$1,141	$(71)

If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the amortized cost is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For 2008, the Company recorded a $626 realized investment loss on securities deemed to have incurred other-than-temporary declines in fair value. For 2008 there was associated amortization of value of business acquired on the other-than-temporary declines in fair value of $106. There were no realized investment losses on securities deemed to have incurred other-than-temporary declines in fair value for the years ended December 31, 2007 and 2006.
Note 5. VOBA, Other Intangibles and Goodwill
VOBA reflects the estimated fair value of inforce contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts inforce at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.
The change in the carrying amount of VOBA for 2008 was as follows:

VOBA	2008
Purchase price adjustment	$6,829
Accretion (amortization) expense	(2,239)
Unlocking	(6,786)
Amortization related to realized losses on investments and derivatives	152
Adjustment related to unrealized gains on investments	(454)

Change in VOBA carrying amount	$(2,499)

During 2008, the Company experienced lower than expected gross profits as a result of market losses which reduced amortization expense and unlocking. In addition, the unlocking includes an impairment charge of $4,326 as estimated future gross profits were less than the unamortized balance.
The estimated future amortization of VOBA from 2009 to 2013 is as follows:

2009	$2,863
2010	$2,933
2011	$3,075
2012	$3,093
2013	$3,210

Other intangibles include the estimated fair values of the distribution agreement, the trade name and the non-compete agreement acquired at the acquisition date. The Company reviews other intangible assets when certain events or circumstances exist, while goodwill is reviewed for impairment on an annual basis and on an interim basis when certain events or circumstances exist. A review was performed at September 30, 2008 and there was no indication of impairment for goodwill or other intangibles. However during the 4th quarter the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co. distribution channel instead of continuing to sell new variable annuities on MLLICNY. As a result of this decision, an impairment charge was taken for the entire unamortized other intangible balance ($6,783) and the entire goodwill balance except for the amount related to MLLICNY’s state licenses ($3,096) at December 31, 2008.
Note 6. DAC and DSI
At acquisition, DAC and DSI were zero as a result of push down accounting. The carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2007 (Predecessor)	$22,485	$1,840
Capitalization	1,751	714
Normal amortization	(4,009)	(182)
Unlocking	1,825	25
Push down accounting adjustment	(22,052)	(2,397)

Balance, December 31, 2007 (Successor)	—	—

Capitalization	442	177
Normal amortization	11	1
Unlocking	(42)	(13)
Adjustment related to unrealized gain on investments	(38)	—

Balance, December 31, 2008 (Successor)	$373	$165

During 2008, the Company experienced lower than expected gross profits as a result of market losses which reduced amortization expense and unlocking. Unlocking during 2007 was impacted by fluctuations in actual Separate Accounts returns as compared to assumptions. The impact of unlocking was mitigated to a certain extent by the application of the mean reversion technique.
During 2007, the Company revised its mortality assumptions and historical claims relating to its variable life insurance products which were favorable as compared to expectations. In addition, the Company updated its DAC model to reflect actual market returns for its variable annuity products, which were favorable as compared to expectations, consistent with the application of the reversion to the mean approach.
Note 7. Variable Contracts Containing Guaranteed Benefits
Variable Annuity Contracts Containing Guaranteed Benefits
The Company issues variable annuity contracts in which the Company may contractually guarantee to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company include a guaranteed minimum income benefit (“GMIB”) and a guaranteed minimum withdrawal benefit (“GMWB”). Information regarding the general characteristics of each guaranteed benefit type is provided below:
•	In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•	In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years that must elapse before the GMIB provision can be exercised.

•	Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal. The Company began offering the GMWB benefit provision in the first quarter 2006.
The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2008
Net amount at risk (a)	$167,799	$54,279	$11,327
Average attained age of contract owners	69	62	73
Weighted average period remaining until expected annuitization	n/a	6.1 yrs	n/a

2007
Net amount at risk (a)	$23,456	$1,090	$24
Average attained age of contract owners	68	61	72
Weighted average period remaining until expected annuitization	n/a	7.0 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the present value of the minimum guaranteed withdrawals available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date.
The Company records liabilities for contracts containing GMDB and GMIB provisions as a component of future policy benefits in the Balance Sheets. Changes in these guaranteed benefit liabilities are included as a component of policy benefits in the Statement of Income. The GMDB and GMIB liabilities are calculated in accordance with SOP 03-1 and are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and surrender assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2007 (Predecessor)	$2,836	$47

Guaranteed benefits incurred	1,139	34
Guaranteed benefits paid	(323)	—
Unlocking	(1,191)	20
Push-down accounting adjustment	(240)	(101)

Balance, December 31, 2007 (Successor)	2,221	—

Purchase price adjustment	(2,221)	—
Guaranteed benefits incurred	1,127	491
Guaranteed benefits paid	(2,307)	—
Unlocking	1,677	626

Balance, December 31, 2008 (Successor)	$497	$1,117

Significant market declines in 2008 as compared to the 2007 caused unfavorable unlocking as a result of increasing estimates of future benefit amounts in the GMDB liabilities. During 2007, the Company updated its market return assumptions resulting in favorable unlocking for GMDB liabilities. Unlocking during 2007 was impacted by fluctuations in actual Separate Accounts returns as compared to assumptions. The impact of unlocking was mitigated to a certain extent by the application of the mean reversion technique.
The unlocking for GMIB during 2008 reflects the decrease in gross revenues and the resulting increase in expected future claims due to current market losses.
At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

				Money
	Equity	Bond	Balanced	Market	Other	Total
2008 (Successor)
GMDB Only	$147,508	$63,836	$40,367	$18,950	$104	$270,765
GMDB and GMIB	64,741	24,476	24,035	4,896	699	118,847
GMDB and GMWB	7,489	2,277	4,526	20	170	14,482
GMWB only	7,949	2,463	4,661	109	249	15,431
GMIB only	3,489	789	1,230	20	68	5,596
No guaranteed benefit	1,725	440	1,000	160	37	3,362

Total	$232,901	$94,281	$75,819	$24,155	$1,327	$428,483

2007 (Successor)
GMDB Only	$291,825	$84,448	$55,742	$19,498	$255	$451,768
GMDB and GMIB	116,853	26,682	28,442	3,318	1,586	176,881
GMDB and GMWB	12,903	2,690	3,993	17	341	19,944
GMWB only	14,247	3,182	3,437	184	497	21,547
GMIB only	6,212	995	1,086	—	151	8,444
No guaranteed benefit	3,078	462	470	191	101	4,302

Total	$445,118	$118,459	$93,170	$23,208	$2,931	$682,886

Variable Life Contracts Containing Guaranteed Benefits
The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

The Company recorded liabilities for contracts containing GMDB provisions as a component of future policy benefits. Changes in the GMDB liabilities were included as a component of policy benefits in the Statements of Income. The variable life GMDB liability was set as a percentage of asset-based fees and cost of insurance charges deducted from contracts that include a GMDB provision. The percentage was established based on the Company’s estimate of the likelihood of future GMDB claims.
As of December 31, 2007, the variable life GMDB balance was zero as a result of push down accounting at the acquisition date. The change in the variable life GMDB liabilities for the year ended December 31, 2007 was as follows:

GMDB Life
Balance, January 1, 2007 (Predecessor)	$219
Guaranteed benefits incurred	13
Push down accounting adjustment	(232)

Balance, December 31, 2007 (Successor)	—

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2008	2007
	Successor
Balanced	$53,440	$105,742
Equity	74,664	78,332
Bond	12,799	29,471
Money Market	29,052	29,397

Total	$169,955	$242,942

Note 8. Federal Income Taxes
The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31.

	2008	2007	2006
	Successor	Predecessor
Provisions for income taxes computed at Federal statutory rate (35%)	$(1,671)	$5,411	$3,847
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(595)	(407)	(360)
Foreign tax credit	(72)	(156)	(61)
Tax goodwill amortization	(128)	—	—
Other	2	—	—

Federal income tax provision	$(2,464)	$4,848	$3,426

Effective tax rate	53%	31%	31%

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

	2008	2007	2006
	Successor	Predecessor
DAC	$9,967	$113	$49
Policyholder account balances	(3,154)	397	(740)
Other	111	—	—
Investment adjustments	5,227	357	27
Net operating loss carryforward	3,724	—	—
VOBA	(13,815)	—	—
Intangible assets	3,123	—	—
Deferred sales inducements	—	195	434

Total	$5,183	$1,062	$(230)

Deferred tax assets and liabilities at December 31 were as follows:

	2008	2007 (a)
	Successor
Deferred tax assets
DAC	$10,155	$15,502
Tax VOBA	719	—
Investment adjustments	5,227	—
Net operating loss carryforward	3,724	—
Intangible assets	3,123	—
Other	111	—
Policyholder account balances	—	3,286

Total deferred tax assets	23,059	18,788

Deferred tax liabilities
Book VOBA	14,534	18,788
DAC	188	—
Policyholder account balances	3,154	—

Total deferred tax liabilities	17,876	18,788

Total deferred tax asset (liability)	$5,183	$—

(a)	At December 28, 2007, all deferred tax assets and liabilities associated with the predecessor were adjusted to zero due to the Section 338 tax election made by AUSA. The Section 338 election caused the predecessor to treat the acquisition as a sale of its assets for federal tax purposes which reversed all of the predecessor’s temporary differences.
The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for federal income taxes based on amounts it believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the realization of certain tax deductions and credits.
Specific estimates include the realization of dividend-received deductions (“DRD”) and foreign tax credits (“FTC”). A portion of the Company’s investment income related to Separate Accounts business qualifies for the DRD and FTC. Information necessary to calculate these tax adjustments is typically not available until the following year. However, within the current year’s provision, management makes estimates regarding the future tax deductibility of these items. These estimates are primarily based on recent historic experience.
At December 31, 2008, the Company has a net operating loss carryforward for federal income tax purposes of $3,724 with a carryforward period of fifteen years.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN No. 48”), on January 1, 2007. The Company has analyzed all material tax positions under the provisions of FIN No. 48, and has determined that there are no tax benefits that should not be recognized as of December 31, 2008 or as of December 31, 2007. There are no unrecognized tax benefits that would affect the effective tax rate. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.
The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company has recognized no material interest and penalties in its financial statements for the year ended December 31, 2008 and December 31, 2007.
The Company files a return in the U.S. Federal tax jurisdiction, and various state tax jurisdictions. As a result of the Company’s election for federal income tax purposes of the Internal Revenue Code Section 338, ML&Co. is responsible for any FIN No. 48 obligations that existed prior to the acquisition date. The Company will file a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group.
Note 9. Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. Effective second quarter of 2008, the Company began to recapture the majority of its life reinsurance.
Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. As of December 31, 2008, the Company held collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $286 that can be drawn upon for delinquent reinsurance recoverables.
At December 31, 2008 the Company had the following life insurance inforce:

Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed to
	amount	companies	companies	amount	net
Life insurance inforce	$453,578	$20,753	$1,330	$434,155	0.31%
The Company is party to an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold through the ML&Co. distribution system from January 1, 1997 to June 30, 2001.
In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. As of December 31, 2008, 59% and 7% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. As of December 31, 2007, 60% and 7% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.
Note 10. Related Party Transactions
As of December 31, 2008, the Company had the following related party agreements in effect:
The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2008, the Company incurred $732 in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivables with the parent at various times during the year. During 2008, the Company received $6 of interest, which was included in net investment income.
AEGON USA Realty Advisors, Inc. acts as the manager and administrator for the Company’s real property assets and mortgage loans under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2008, the Company did not incur any expenses under this agreement.
AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2008, the Company incurred $197 in expenses under this agreement. Charges attributable to this agreement are included in net investment income.
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. During 2008, the Company incurred $154 in expenses under this agreement.
Transamerica Capital, Inc. provides underwriting services for the Company under an underwriting agreement. During 2008, the Company incurred $998 in expenses under this agreement.
Transamerica Asset Management, Inc acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under an administrative services agreement. During 2008, the Company received $2 under this agreement.
The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2008, the Company received $1 under this agreement.
The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2008, the Company incurred $20 in reinsurance premium ceded expense under this agreement. This expense was offset by $15 in reinsurance recoveries on death claims incurred.
The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold at fair value and are included in fixed maturities available-for-sale securities in the Balance Sheet. During 2008, the Company purchased $5,332 of fixed maturities securities from an affiliated company.
While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.
Prior to December 28, 2007, the Company had the following affiliated agreements in effect:
The Company and MLIG were parties to a service agreement whereby MLIG agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG, in relation to this service agreement, were reimbursed by the Company on an allocated cost basis. Charges allocated to the Company by MLIG pursuant to the agreement were $3,369 and $3,842 for 2007 and 2006, respectively. Charges attributable to this agreement were included in insurance expenses and taxes, except for investment related expenses, which are included in net investment income. The Company was allocated interest expense on its accounts payable to MLIG that approximates the daily federal funds rate. Total intercompany interest incurred was $74 and $179 for 2007 and 2006, respectively. Intercompany interest, was included in net investment income.
The Company had a general agency agreement with Merrill Lynch Life Agency Inc. (“MLLA”) whereby registered representatives of MLPF&S, who are the Company’s licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA was paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $2,295 and $2,986 for 2007 and 2006, respectively. Certain commissions were capitalized as DAC and were being amortized in accordance with the accounting policy discussed in Note 6. Charges attributable to this agreement were included in insurance expenses and taxes, net of amounts capitalized.
MLIG had entered into an agreement with Roszel Advisors, LLC (“Roszel”), a subsidiary of MLIG, with respect to administrative services for the MLIG Variable Insurance Trust (“the Trust”). Certain Separate Accounts of the Company may have invested in the various mutual fund portfolios of the Trust in connection with the variable annuity contracts the Company had inforce. Under this agreement, Roszel pays MLIG an amount equal to a percentage of the assets invested in the Trust through the Separate Accounts. Revenue attributable to this agreement was included in policy charge revenue. The Company received from MLIG its allocable share of such compensation in the amount of $197 and $198 during 2007 and 2006, respectively.

Effective September 30, 2006, ML&Co. transferred the Merrill Lynch Investment Managers, L.P. (“MLIM”) investment management business to BlackRock, Inc. (“BlackRock”) in exchange for approximately half of the economic interest in the combined firm, including a 45% voting interest. Under this agreement, all previous investment management services performed by MLIM were merged into BlackRock. Prior to September 30, 2006, the Company and MLIM were parties to a service agreement whereby MLIM agreed to provide certain invested asset management services to the Company. The Company paid a fee to MLIM, for these services through the MLIG service agreement. Charges paid to MLIM through the first three quarters of 2006 and allocated to the Company by MLIG were $96.
Note 11. Stockholder’s Equity and Statutory Accounting Practices
Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, policyholder liabilities are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis. In addition, purchase accounting adjustments such as VOBA, goodwill, and other intangibles are not recognized on a statutory basis.
The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the New York Insurance Department. The State of New York has adopted the National Association of Insurance Commissioners (“NAIC”) statutory accounting practices as a component of prescribed or permitted practices by the State of New York.
The Company’s statutory net income (loss) for 2008, 2007 and 2006 was ($13,112), $19,969 and $17,427, respectively.
Statutory capital and surplus at December 31, 2008 and 2007 were $51,928 and $76,871, respectively. At December 31, 2008 and 2007, approximately $0 and $7,467, respectively, of stockholder’s equity was available for dividend distribution that would not require approval from the New York Insurance Department.
During 2008, the Company paid ordinary dividends of $7,000 to AUSA. During 2007, the Company paid ordinary dividends of $5,453 to MLIG. During 2006, the Company paid ordinary dividends of $4,111 to MLIG.
MLLICNY and AUSA are parties to a “keepwell” agreement which, subject to its terms, commits AUSA to maintain MLLICNY at a minimum net worth. Prior to the acquisition date, MLLICNY and ML&Co. were parties to a “keepwell” agreement which obligated ML&Co. to maintain a level of capital in MLLICNY in excess of minimum regulatory requirements.
The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. As of December 31, 2008 and 2007, based on the RBC formula, the Company’s total adjusted capital level was well in excess of the minimum amount of capital required to avoid regulatory action.
Note 12. Commitments and Contingencies
State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2008 and 2007, the Company’s estimated liability for future guaranty fund assessments was $0 and $0, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.
Note 13. Segment Information
In reporting to management, the Company’s operating results are categorized into two business segments: Annuities and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The Company no longer manufactures or issues life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The “Other” category, presented in the following segment financial information, represents net revenues and net earnings on invested assets that do not support annuity or life insurance contract owner liabilities. Subsequent to the acquisition, management no longer considers “Other” a category for segment reporting purposes. It is impracticable to restate the prior period segment information as well as disclosing the information under both the old basis and the new basis of reporting. Therefore, the predecessor information is shown under the old basis, three segments — annuities, life insurance and other, while the successor information is shown under the new basis, two segments — annuities and life insurance.
The following tables summarize each business segment’s contribution to select Statements of Income categories for the years ended December 31.

	2008
	Successor
		Life
	Annuities	Insurance	Total
Net revenues (a)	$15,527	$8,672	$24,199
Amortization of VOBA	6,175	2,850	9,025
Policy benefits (net of reinsurance)	972	1,653	2,625
Federal income tax expense (benefit)	(2,997)	533	(2,464)
Net income (loss)	(3,996)	1,783	(2,213)

	2007
	Predecessor
		Life
	Annuities	Insurance	Other	Total
Net revenues (a)	$16,130	$7,252	$2,144	$25,526
Policy benefits (net of reinsurance)	(124)	2,193	—	2,069
Federal income tax expense	3,199	898	751	4,848
Net income	7,278	1,940	1,393	10,611

	2006
	Predecessor
		Life
	Annuities	Insurance	Other	Total
Net revenues (a)	$13,613	$8,204	$1,389	$23,206
Policy benefits (net of reinsurance)	961	1,647	—	2,608
Federal income tax expense	2,139	801	486	3,426
Net income	4,769	1,892	903	7,564

(a)	Net revenues include total net revenues net of interest credited to policyholder liabilities.
The following tables represent select Balance Sheet information for the years ended December 31:

		Total
	Total	Policyholder
	Assets	Liabilities
2008
Annuities	$550,783	$80,497
Life Insurance	319,057	76,533

Total	$869,840	$157,030

2007
Annuities	$857,543	$87,180
Life Insurance	368,276	80,984

Total	$1,225,819	$168,164

PART C
OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements
All required Financial Statements are included in Part B of this Registration Statement.
(b)	Exhibits
	(1)		Resolution of the Board of Directors of ML Life Insurance Company of New York establishing the ML of New York Variable Annuity Separate Account A. Note 1
	(2)		Not Applicable.
	(3)	(a)	Form of Underwriting Agreement Between ML Life Insurance Company of New York and Transamerica Capital, Inc. Note 2
		(b)	Non-Affiliated Broker-Dealer Wholesaling Agreement between ML Life Insurance Company of New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital, Inc. Note 3
		(c)	Selling Agreement between ML Life Insurance Company of New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3
		(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4
	(4)	(a)	Form of Contract and Schedule Pages for the Flexible Premium Individual Deferred Variable Annuity. Note 5
		(b)	Guaranteed Minimum Income Benefit Endorsement and Schedule Pages. Note 5
		(c)	Guaranteed Minimum Death Benefit Endorsement and Schedule Pages. Note 5
		(d)	Bonus Endorsement and Schedule Pages. Note 5
		(e)	Spousal Beneficiary Continuation Endorsement. Note 5
		(f)	Guaranteed Minimum Withdrawal Benefit Rider and Schedule Pages. Note 6
	(5)	(a)	Form of Application for the Flexible Premium Individual Deferred Variable Annuity. Note 5
		(b)	Form of Revised Application for the Flexible Premium Individual Deferred Variable Annuity (Investor Series). Note 6
	(6)	(a)(i)	Certificate of Amendment and Restatement of Charter of Royal Tandem Life Insurance Company. Note 1
		(a)(ii)	Certificate of Amendment of the Charter of ML Life Insurance Company of New York. Note 1
		(b)	By-Laws of ML Life Insurance Company of New York. Note 1
	(7)		Reinsurance Agreements.
		(a)	GMDB Reinsurance Agreement between MLLICNY and ACE Tempest and Amendment No. 1. Note 23
		(a)(i)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 23
		(b)	GMIB Reinsurance Agreement between MLLICNY and ACE Tempest and Amendments No.1 and 2. Note 23.
		(b)(i)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 23.

(8)	(a)	Amended General Agency Agreement. Note 7
	(b)	Indemnity Agreement Between ML Life Insurance Company of New York and Merrill Lynch Life Agency, Inc. Note 1
	(c)	Management Agreement Between ML Life Insurance Company of New York and Merrill Lynch Asset Management, Inc. Note 1
	(d)	Agreement Between ML Life Insurance Company of New York and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1
	(e)	Agreement Between ML Life Insurance Company of New York and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1
	(f)	Service Agreement Between Tandem Financial Group, Inc. and Royal Tandem Life Insurance Company. Note 1
	(g)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc. Note 1
	(h)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc. Note 8
(i)
Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 7

	(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. Note 1
	(k)	Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and ML Life Insurance Company of New York. Note 9
	(l)	Amendment to the Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and ML Life Insurance Company of New York. Note 8
	(m)	Form of Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Note 1
	(n)	Form of Amendment to Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Note 10
	(o)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. Note 10
	(p)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. Note 8
	(q)	Form of Participation Agreement Between Merrill Lynch, Pierce, Fenner & Smith Incorporated and ML Life Insurance Company of New York. Note 10
	(r)	Form of Amendment to Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Note 10
	(s)	Amendment to the Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Dated June 5, 1998. Note 11
	(t)	Amendment to the Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Dated July 22, 1999. Note 11
	(u)	Form of Participation Agreement Between American Century Investment Services, Inc. and ML Life Insurance Company of New York. Note 12
	(v)	Form of Participation Agreement Between Davis Variable Account Fund, Inc. and ML Life Insurance Company of New York. Note 8
	(w)	Form of Participation Agreement Between ML Life Insurance Company of New York and PIMCO Variable Insurance Trust. Note 8
	(x)	Form of Participation Agreement Between Federated Securities Corp., Insurance Series, and ML Life Insurance Company of New York. Note 13

(y)	Form of Participation Agreement Between PIMCO Advisors VIT, OCC Distributors LLC, and ML Life Insurance Company of New York. Note 13
(z)	Form of Participation Agreement Between Van Kampen Life Investment Trust and ML Life Insurance Company of New York. Note 8
(aa)	Form of Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Accounts Funds, and ML Life Insurance Company of New York. Note 14
(bb)	Form of Participation Agreement between Franklin Templeton Distributors, Inc. and ML Life Insurance Company of New York. Note 15
(cc)	Form of Participation Agreement between American Funds Insurance Series, Capital Research and Management Company, and ML Life Insurance Company of New York. Note 14
(dd)	Form of Participation Agreement between Cohen & Steers VIF Realty Fund, Inc., Cohen & Steers Securities, LLC, and ML Life Insurance Company of New York. Note 14
(ee)	Form of Participation Agreement between Dreyfus Variable Investment Fund, The Dreyfus Corporation, and ML Life Insurance Company of New York. Note 14
(ff)	Form of Participation Agreement between Eaton Vance Variable Trust, Eaton Vance Distributors, Inc., and ML Life Insurance Company of New York. Note 14
(gg)
Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and ML Life Insurance Company of New York. Note 14

(hh)	Form of Participation Agreement between Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., Pioneer Funds Distributor, Inc., and ML Life Insurance Company of New York. Note 14
(ii)	Form of Participation Agreement between Wanger Advisors Trust, Columbia Funds Distributor, Inc., and ML Life Insurance Company of New York. Note 14
(jj)
Form of Amendment to Participation Agreement by and among Pioneer Variable Contracts Trust, ML Life Insurance Company of New York, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. Note 16

(kk)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and ML Life Insurance Company of New York. Note 17
(ll)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and ML Life Insurance Company of New York. Note 17
(mm)	Form of Rule 22c-2 Shareholder Information Agreement Between American Funds Service Company and ML Life Insurance Company of New York. Note 18
(nn)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and ML Life Insurance Company of New York. Note 19
(oo)	Form of Rule 22c-2 Shareholder Information Agreement Between Cohen & Steers Securities, LLC and ML Life Insurance Company of New York. Note 18
(pp)	Form of Rule 22c-2 Shareholder Information Agreement Between Davis Variable Account Fund, Inc., Davis Distributors, LLC and ML Life Insurance Company of New York. Note 17
(qq)	Form of Rule 22c-2 Shareholder Information Agreement Between Dreyfus Service Corporation and ML Life Insurance Company of New York. Note 18
(rr)	Form of Rule 22c-2 Shareholder Information Agreement Between Eaton Vance Distributors, Inc. and ML Life Insurance Company of New York. Note 18
(ss)	Form of Rule 22c-2 Shareholder Information Agreement Between Federated Securities Corp. and ML Life Insurance Company of New York. Note 17
(tt)	Form of Rule 22c-2 Shareholder Information Agreement Between Franklin/Templeton Distributors, Inc. and ML Life Insurance Company of New York. Note 18

(uu)	Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and ML Life Insurance Company of New York. Note 18
(vv)	Form of Rule 22c-2 Shareholder Information Agreement Between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and ML Life Insurance Company of New York. Note 18
(ww)	Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and ML Life Insurance Company of New York. Note 17
(xx)	Form of Rule 22c-2 Shareholder Information Agreement Between Pioneer Investment Management Shareholder Services, Inc. and ML Life Insurance Company of New York. Note 18
(yy)	Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and ML Life Insurance Company of New York. Note 17
(zz)	Form of Rule 22c-2 Shareholder Information Agreement Between Columbia Management Distributors, Inc. and ML Life Insurance Company of New York. Note 18
(aaa)
Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and ML Life Insurance Company of New York. Note 17

(bbb)	Form of Amendment to Participation Agreement by and among Premier VIT, Allianz Global Investors Distributors LLC, and ML Life Insurance Company of New York. Note 17
(ccc)	Form of Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and ML Life Insurance Company of New York. Note 17

	(ddd)	Form of Amendment to Participation Agreement by and among Wanger Advisors Trust, Columbia Management Distributors, Inc., Wanger Advisors Trust, and ML Life Insurance Company of New York. Note 18
	(eee)	Form of Participation Agreement by and among Janus Distributors LLC and ML Life Insurance Company of New York. Note 20
	(fff)	Form of Amendment to Participation Agreement by and among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc., and ML Life Insurance Company of New York. Note 18
	(ggg)	Shareholder Service Agreement by and between American Funds Distributors and ML Life Insurance Company of New York. Note 2
	(hhh)	Service Agreement by and between Davis Distributors, LLC and ML Life Insurance Company of New York. Note 2
	(iii)	Assignment of Letter Agreement by and between Janus Capital Management LLC and ML Life Insurance Company of New York. Note 2
	(jjj)	Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and ML Life Insurance Company of New York. Note 2
	(kkk)	Services Agreement between Pacific Investment Management Company and ML Life Insurance Company of New York. Note 2
	(lll)	Services Agreement between PIMCO Variable Insurance Trust and ML Life Insurance Company of New York. Note 2
(mmm)
Amendment No. 2 to the Participation Agreement by and among Pioneer Variable Contracts Trust, ML Life Insurance Company of New York, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. Note 2

	(nnn)	Keep Well Agreement between AEGON USA and ML Life Insurance Company of New York. Note 3
	(ooo)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 21
	(ppp)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 22
	(qqq)	Participation Agreement (TST). Note 23
(9)		Opinion of Darin D. Smith, Esq. as to the legality of the securities being registered. Note 23
(10)	(a)	Written Consent of Sutherland Asbill & Brennan LLP. Note 23
	(b)	Written Consent of Ernst & Young LLP, independent registered public accounting firm. Note 23
	(c)	Written Consent of Deloitte & Touche LLP, independent registered public accounting firm. Note 23
(11)		Not Applicable.
(12)		Not Applicable.
(13)		Powers of Attorney. Note 23

Note 1.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43654) dated December 9, 1996.
Note 2.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-119611) dated April 25, 2008.
Note 3.	Incorporated by reference to Annual Report on Form 10-K of ML Life Insurance Company of New York (File No. 333-48983) dated March 27, 2008.
Note 4.	Incorporated by reference to Exhibit 10.2 to ML Life Insurance Company of New York’s Current Report on Form 8-K (File No. 33-34562) dated January 4, 2008.
Note 5.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-119611) dated March 8, 2005.
Note 6.	Filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-119611) dated December 9, 2005.
Note 7.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43654) dated April 28, 1994.
Note 8.	Incorporated by reference to Amendment No. 16 to Form N-4 Registration Statement (File No. 333-34894) dated April 17, 2000.
Note 9.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 33-43654) dated April 23, 1997.
Note 10.	Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43654) dated May 1, 1998.
Note 11.	Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43654) dated May 1, 2000.
Note 12.	Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 33-43654) dated April 30, 2001.

Note 13.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-34894) dated April 23, 2004.
Note 14.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-119611) dated April 25, 2005.
Note 15.	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-98283) dated June 3, 2003.
Note 16.	Filed with Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-119611) dated April 21, 2006.
Note 17.	Incorporated by reference to Post-Effective Amendment No. 27 to the Form N-4 Registration Statement (File No. 33-43654) dated April 17, 2007.
Note 18.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-119611) dated April 24, 2007.
Note 19.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-90430) dated April 17, 2007.
Note 20.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-118362) dated April 24, 2007.
Note 21.	Incorporated by reference to Exhibit 10.1 to ML Life Insurance Company of New York’s current report on Form 8-K (File No. 33-34562) dated August 17, 2007.
Note 22.	Incorporated by reference to Exhibit 10.1 to ML Life Insurance Company of New York’s Current Report on Form 8-K (File No. 33-34562) dated January 4, 2008.
Note 23.	Filed herewith.

Item 25.	Directors and Officers of the Depositor (ML Life Insurance Company of New York)

Name and Business Address	Principal Positions and Offices with Depositor

Lon J. Olejniczak 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, President and Chairman of the Board

William Brown, Jr. Kensico Terrace LLC 14 Windward Avenue White Plains, NY 10605	Director

William L. Busler 3290 Sandy Beach Road Solon, Iowa 52333	Director

Frank A. Camp 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Secretary

Robert F. Colby Diversified Investment Advisors 4 Manhattanville Rd, MD 3-41 Purchase, NY 10577	Director

Robert R. Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

Steven E. Frushtick Wiener, Frushtick & Straub 500 5th Avenue New York, NY 10110	Director

John T. Mallet 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Treasurer and Chief Financial Officer

Ronald F. Mosher 54 Coronado Pointe Laguna Niguel, CA 92677	Director

Peter P. Post 3P Consulting, LLC 64 Middle Patent Road Armonk, NY 10504	Director

Karen Alvarado 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Assistant Vice President

Cornelis H. Verhagen 570 Carillon Parkway MS 528W St. Petersburg, FL 33716-1202	Director

Ronald L. Ziegler 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President and Corporate Controller

Darin D. Smith 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President and Assistant Secretary

Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner:	Property
Transamerica Life Insurance Company (99%)
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70% Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Transamerica Life Insurance Company	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member — Life Investors Financial Group, Inc.	Direct sales of term life insurance
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager:	Real estate alternatives investment
AEGON USA Realty Advisors, Inc.
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management
Retirement Project Oakmont	CA	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,415 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager:	Aggregating vehicle formed to hold various fund investments.
AEGON USA Investment Management LLC

Item 27. Number of Contracts

As of March 31, 2009, there are 414 owners of the Contracts.

Item 28. Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters
(a) Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Separate Account VUL 3, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. These accounts are separate accounts of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.
(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter
Blake S. Bostwick	(2)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	President, Chief Financial Officer and Director
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Courtney John	(2)	Chief Compliance Office and Vice President
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Elizabeth Belanger	(6)	Assistant Vice President
Wesley J. Hodgson	(2)	Assistant Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Amy Angle	(3)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	4 Manhattanville Rd, Purchase, NY 10577

(c) Compensation to Principal Underwriter:

	Net Underwriting
Name of Principal	Discounts and	Compensation on	Brokerage
Underwriter	Commissions(2)	Redemption	Commissions	Compensation
Merrill Lynch, Pierce, Fenner & Smith Incorporated(1)	$576,032	0	0	0
Transamerica Capital, Inc.	$184,505	0	0	0

(1)	Effective May 1, 2008, Transamerica Capital, Inc. replaced Merrill Lynch, Pierce, Fenner & Smith Incorporated as principal underwriter for the policies.

(2)	Fiscal Year 2008

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, ML Life Insurance Company of New York at 4 Manhattanville Road, Purchase, NY 10577 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001; or by the Service Center at 4802 Deer Lake Drive East, Jacksonville, Florida 32246.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) ML Life Insurance Company of New York hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by ML Life Insurance Company of New York.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 27th day of April, 2009.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A ML LIFE INSURANCE COMPANY OF NEW YORK Depositor
*
Lon J. Olejniczak
President, Chairman of the Board and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Lon J. Olejniczak	President, Chairman of the Board and Director	, 2009

* William Brown, Jr.	Director	, 2009

* William L. Busler	Director	, 2009

* Robert F. Colby	Director	, 2009

* Robert R. Frederick	Director and Senior Vice President	, 2009

* John T. Mallett	Director, Treasurer and Chief Financial Officer	, 2009

Signatures	Title	Date

* Steven E. Frushtick	Director	, 2009

* Ronald F. Mosher	Director	, 2009

* Peter P. Post	Director	, 2009

* Karen Alvarado	Director and Assistant Vice President	, 2009

* Cornelis H. Verhagen	Director	, 2009

* Ronald L. Ziegler	Director and Senior Vice President	, 2009

* Eric J. Martin	Vice President and Corporate Controller	, 2009

* Frank A. Camp	Director and Secretary	, 2009

/s/ Darin D. Smith Darin D. Smith	Vice President and Assistant Secretary	April 27, 2009

*	By: Darin D. Smith — Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

7(a)	GMDB Reinsurance Agreement between MLLICNY and ACE Tempest / Amendment No. 1
7(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement
7(b)	GMIB Reinsurance Agreement between MLLICNY and ACE Tempest / Amendments No. 1 & 2
7(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement
8(qqq)	Participation Agreement (TST)
9	Opinion and Consent of Counsel
10(a)	Consent of Counsel
10(b)	Consent of Independent Registered Public Accounting Firm (E & Y)
10(c)	Consent of Independent Registered Public Accounting Firm (Deloitte)
13	Power of Attorney

*	Page numbers included only in manually executed original.